EXHIBIT 10.55

                           CONSTRUCTION LOAN AGREEMENT

         THIS CONSTRUCTION LOAN AGREEMENT ("Agreement") is made by NationsBank, N.A. ("LENDER"), and the Borrower identified in EXHIBIT "B" ("BORROWER"), who agree as follows:

                              ARTICLE 1. - THE LOAN

         1.1 GENERAL INFORMATION AND PURPOSE. The Basic Information attached as EXHIBIT "B" and all other exhibits, which are made a part of this Agreement and incorporated herein by reference, contain definitions of certain terms used herein, and also contain other terms, provisions, and conditions applicable to the Loan. The proceeds of the Loan shall be used by Borrower to pay the cost of the construction of the Improvements on the Land, and other costs regarding the Property if and to the extent that such costs are specifically provided for in the Loan Allocation column in the Budget. The Loan Documents, which must be in form, detail and substance satisfactory to Lender, evidence the agreements of Borrower and Lender with respect to the Loan. Borrower shall comply with all Loan Documents.

         1.2 COMMITMENT TO LEND. Lender agrees to make the Loan to Borrower in advances subject to and in accordance with EXHIBIT "F" and the other terms and conditions of this Agreement. Lender's commitment to lend shall expire and terminate on the date when the Final Advance for Improvements (as defined herein) is made; automatically if the Loan is prepaid in full; and at Lender's option in the event of a Default. The Loan is not revolving. An amount repaid may not be reborrowed.

         1.3 BUDGET. The Loan funds are allocated for the costs of the Project shown in the Loan Allocation column in the Budget attached as EXHIBIT "D". The Budget has been prepared by Borrower and Borrower represents to Lender that it includes all costs and expenses (the "AGGREGATE COST") incident to the Loan and the Project, through the maturity date of the Loan, after taking into account the requirements of this Agreement. Lender shall not be required to (a) make any advance for any cost not set forth in the Budget, (b) make any advance for any line item in the Budget that, when added to all prior advances for that line item, would exceed the lesser of i) the actual cost incurred by Borrower for such line item or ii) the sum allocated in the Loan Allocation column in the Budget for that line item, or (c) make any advance for interest on the Loan after commencement of operations in the Improvements if and to the extent that there is sufficient net operating income from the Property to cover any such advances. Lender may make advances allocated to line items in the Budget for other purposes or in different proportions as Lender in its sole discretion deems necessary or advisable; provided, however, that if Lender is requested by Borrower to make a reallocation of a hard cost item which would require contractor and lienor notices under ss. 713.3471(2), FLORIDA STATUTES, written notice from the owner to the applicable contractor and all required lienors, in compliance with ss. 713.3471(2), FLORIDA STATUTES, and countersigned by the applicable contractor and any lienors who have provided notices to owner shall be given prior to any such reallocation. Without prior written approval of Lender, Borrower shall not reallocate Loan funds from one Budget line item to another or otherwise amend the Budget.

         1.4 BORROWER'S DEPOSIT. If at any time Lender determines that the sum of (i) the unadvanced portion of the Loan to which Borrower is entitled, plus
(ii) the amounts of the Aggregate Cost which are scheduled to be paid by Borrower from other funds which are available, set aside and committed, to Lender's satisfaction, is or will be insufficient to pay the unpaid actual Aggregate Cost, Borrower shall, within seven (7) days after written notice from Lender, deposit with Lender the amount of the deficiency ("Borrower's Deposit") which Borrower's Deposit shall be deposited in an interest-bearing account with interest earned thereon to be part of the Borrower's Deposit. Such Borrower's Deposit is hereby pledged as additional collateral on the Loan, and Borrower hereby grants and conveys to Lender a security interest in all funds so deposited with Lender, as additional collateral on the Loan. Upon a Default, Lender may (but shall have no obligation to) apply all or any part of the Borrower's Deposit against the unpaid Indebtedness in such order as Lender determines. As long as the Loan is current and not in default, Borrower shall have the right to elect whether the


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Borrower's Deposit shall be expended before any further Loan disbursements are made or in the alternative, whether said Borrower's Deposit shall continue to be held in the interest-bearing account until all Loan disbursements have been made by Lender and the Borrower's Deposit is necessary to complete the construction of the Project.

                ARTICLE 2. - ADDITIONAL COVENANTS AND AGREEMENTS

         2.1 PLANS. Borrower assumes full responsibility for the compliance of the Plans and the Property with all laws, governmental requirements and sound building and engineering practices. No construction shall be undertaken on the Land except as shown in the Plans. No plans or specifications, or any changes thereto except Permitted Changes, shall be included as part of the Plans until consented to by Lender, and approved by Construction Consultant, all applicable governmental authorities, as may be necessary, and all parties required under the Loan Documents. As to changes to the Plans which are not Permitted Changes, Lender shall have fifteen (15) days from the receipt of the requested change in which to review same and communicate to Borrower its approval or disapproval of the requested change.

         2.2 CONTRACTS. Without Lender's prior written approval as to parties, terms, and all other matters, Borrower shall not (a) enter into any contract for the performance of any work or the supplying of any labor, materials, or services for the design or construction of the Improvements which is in excess of $50,000.00 (and to the extent such contract is less than $50,000.00, Borrower shall promptly provide a copy of same to Lender after such contract is fully executed), (b) enter into any management, leasing, maintenance or other contract pertaining to the Property not described in clause (a) preceding that is not unconditionally terminable by Borrower or any successor owner without penalty or payment on not more than thirty (30) days notice to the other party thereunder, or (c) modify, amend, or terminate any such contracts. All such contracts shall provide that all liens of the applicable contractor, architect, supplier, surveyor or other party and any right to remove removable Improvements are subordinate to Lender's rights, AND shall require all subcontracts and purchase orders to contain a provision subordinating the subcontractors' and mechanics' and materialmen's liens and any right to remove removable Improvements to Lender's rights, and shall provide that no change order shall be effective without the prior written consent of Lender except for Permitted Changes. Borrower shall not default under any contract, Borrower shall not permit any contract to terminate by reason of any failure of Borrower to perform thereunder, and Borrower shall promptly notify Lender of any material default thereunder. Borrower will deliver to Lender, upon request of Lender, the names of persons or entities with whom each contractor has contracted or intends to contract for the construction of the Improvements or for the furnishing of labor or materials therefor, but only to the extent such information is supplied to Borrower by the Contractor.

         2.3 CONSTRUCTION OF THE IMPROVEMENTS. Borrower shall commence construction of the Improvements within 30 days of the Loan closing date, and shall prosecute the construction of the Improvements with diligence and continuity, in a good and workmanlike manner, and in accordance with sound building and engineering practices, all applicable laws and governmental requirements, the Loan Documents, and the Plans. Borrower shall not permit cessation of work for a period in excess of fifteen (15) days (whether or not consecutive), except for Excusable Delays. Borrower shall complete construction of the Improvements, and shall obtain a permanent unconditional certificate of occupancy and all other permits, licenses, and approvals for the occupancy, use and operation of the Improvements from all applicable governmental authorities on or before the Completion Date, free and clear of all liens except the Loan Documents. Borrower shall correct promptly (a) any material defect in the Improvements, (b) any material departure from the Plans, law, or governmental requirements, or (c) any encroachment by any Improvements or structure on any building setback line, easement, property line or restricted area.

         2.4 CHANGES. Without Lender's prior written consent, Borrower shall not materially change or modify the Plans in any manner which changes the general design, materials, size, quality of construction or structural integrity of the Improvements as approved by Lender, agree to any change order, or allow any extras to any contractor or any subcontractor, except that Borrower may make the Permitted Changes if: (a) Borrower notifies Lender in writing of the change or extra with appropriate supporting documentation and information; (b) Borrower obtains the approval of the


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applicable contractor, Borrower's architect, and all sureties; (c) the structural integrity, quality and standard of workmanship of the Improvements is not impaired; (d) no substantial change in architectural appearance is affected;
(e) no default in any obligation to any person or violation of any law or governmental requirement would result from such change or extra; (f) Borrower complies with Section 1.4 of this Agreement to cover any excess cost resulting from the change or extra; (g) completion of the Improvements by the Completion Date will not be affected; and (h) all requirements of ss. 713.3471(2), FLORIDA STATUTES, have been fully satisfied. Lender shall not be obligated to review a proposed change which Lender is entitled to approve unless it has received all documents necessary to review such change, such as the change order, cost estimates, plans and specifications, and evidence that all approvals by all applicable parties have been obtained. As to changes which are not Permitted Changes, Lender shall have five (5) days from the receipt of any requested change order which does not involve a change in the Plans in which to review same and communicate to Borrower its approval or disapproval of the requested change order.

         2.5 STORAGE OF MATERIALS. Borrower shall cause all materials supplied for, or intended to be utilized in the construction of the Improvements, but not yet affixed to or incorporated into the Improvements on the Land, to be stored on the Land with adequate safeguards as required by Lender to prevent loss, theft, damage or commingling with other materials or projects. Borrower shall not purchase or order materials for delivery more than forty-five (45) days prior to the scheduled incorporation of such materials into the Improvements.

         2.6 INSPECTION. Lender may enter upon the Property to inspect the Property and any materials at any reasonable time. Borrower will furnish to Lender at any time for inspection and copying all Plans, shop drawings, specifications, books and records, and other documents and information required by Lender.

         2.7 NOTICE TO LENDER. Borrower shall promptly notify Lender in writing of any of the following events, specifying in each case the action Borrower has taken or will take with respect thereto: (a) any violation of any law or governmental requirement; (b) any litigation, arbitration or governmental investigation or proceeding instituted or threatened against Borrower or any Guarantor or the Property or any material development therein; (c) any actual or threatened condemnation of any portion of the Property, any negotiations with respect to any such taking, or any loss of or substantial damage to the Property; (d) any labor controversy pending or threatened against Borrower or any contractor or any material development in any labor controversy; (e) any notice received by Borrower with respect to the cancellation, alteration or non-renewal of any insurance coverage maintained with respect to the Property; or (f) any failure by Borrower or any contractor to perform any material obligation under any construction contract, any event or condition which would permit termination of a construction contract or suspension of work thereunder, or any notice given by Borrower or any contractor with respect to any of the foregoing.

         2.8 ASSIGNMENT OF CONTRACTS AND PLANS. As additional security for the payment of the Loan, Borrower hereby transfers and assigns to Lender all of Borrower's rights and interest, but not its liability, in, under, and to all construction, architectural and design contracts, permits and the Plans, and agrees that all of the same are covered by the security agreement provisions of the Mortgage. Borrower represents and warrants that the copy of any contract furnished or to be furnished to Lender is and shall be a true and complete copy thereof, that the copies of the Plans delivered to Lender are and shall be true and complete copies of the Plans, that there have been no modifications thereof which are not fully set forth in the copies delivered, and that Borrower's interest therein is not subject to any claim, setoff, or encumbrance. Neither this assignment nor any action by Lender shall constitute an assumption by Lender of any obligation under any contract or with respect to the Plans, and Borrower shall continue to be liable for all obligations of Borrower with respect thereto, Borrower hereby agreeing to perform all of its obligations under any contract. Lender shall have the right at any time (but shall have no obligation) to take in its name or in the name of Borrower such action Lender may determine necessary to cure any default under any contract or with respect to the Plans or to protect the rights of Borrower or Lender with respect thereto. Lender shall incur no liability if any action so taken by it or on its behalf shall prove to be inadequate or invalid. Borrower indemnifies and holds Lender harmless against and from any loss, cost, liability or expense (including, but not limited to, attorneys' fees and expenses) incurred in connection with


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Borrower's failure to perform such contracts or any action taken by Lender.
Lender may use the Plans for any purpose relating to the Improvements. Borrower irrevocably constitutes and appoints Lender as Borrower's attorney-in-fact, which power of attorney shall be irrevocable and coupled with an interest, in Borrower's name or in Lender's name to enforce all rights of Borrower under any contract or with respect to the Plans.

         2.9 ADVERTISING BY LENDER. At Lender's request and expense, Borrower shall place upon the Property at a mutually acceptable location a sign announcing that financing is being provided by Lender. Also, Lender shall have the right to secure printed publicity through newspapers and other media concerning the Property and its financing. All publicity referenced herein shall require Borrower's prior approval, which shall not be unreasonably withheld.

         2.10 FINANCIAL STATEMENTS. Borrower shall deliver to Lender the Financial Statements and other statements and information at the times and for the periods described in the Basic Information, and as otherwise required by any other Loan Documents.

         2.11 APPRAISAL. Lender may obtain at Borrower's expense upon request an appraisal of any part of the Property prepared in accordance with written instructions from Lender by a third-party appraiser engaged directly by Lender. Each such appraiser and appraisal shall be satisfactory to Lender (including satisfaction of applicable regulatory requirements). The cost of each such appraisal shall be due and payable by Borrower on demand and shall be secured by the Loan Documents. Borrower shall cooperate fully with the appraisal process, including, but not limited to, allowing reasonable entry upon and into the Property. Notwithstanding anything contained herein or in the other Loan Documents for the Loan to the contrary, Lender shall not request updated appraisals pursuant to this Section unless: (a) the Loan is in Default, or (b) if required by any governmental law or regulation, or (c) no more than once in any calendar year, for good cause (i.e., Lender has reason to believe the value of the Property has declined such that the desired Loan-to-value ratio is no longer maintained).

         2.12 CONSTRUCTION CONSULTANT AND SUPERVISING ARCHITECT. Lender shall designate a Construction Consultant to perform various services on behalf of Lender. The services to be performed by Lender's Construction Consultant include review of the Plans and specifications and all proposed changes to them, preparation of a "cost take-off" construction analysis, inspection of construction work for conformity with the approved Plans and specifications, and approval of requests for Loan disbursements. The cost of these services shall be paid by Lender, except that the Borrower shall pay the cost of all inspections of the Property made by the Construction Consultant after the fourteenth (14th) inspection, if any. Inspections of the construction site shall be limited to one time per month unless additional site inspections are deemed necessary by the Lender's Construction Consultant. Borrower shall have a supervising architect, who is acceptable to the Lender, and who will perform various services in connection with the construction of the Improvements under a "full-service" contract with Borrower or Borrower's Contractor. Such services shall include certifying to Lender the results of regular, periodic inspections of the construction through completion of the Improvements, including but not limited to compliance with the Plans and the percentage of Loan funds requested to be drawn in relation to the percentage of work completed as a condition of Loan advances. Lender's Construction Consultant and Borrower's supervising architect shall not be the same person or firm. Borrower shall cooperate with Construction Consultant and will furnish Construction Consultant whatever Construction Consultant considers necessary or useful to perform its duties. The duties of Construction Consultant run solely to Lender, and Construction Consultant shall have no obligations or responsibilities whatsoever to Borrower, Borrower's supervising architect, engineer, contractor or to any of their agents or employees.

         2.13 REPORTS AND VOUCHERS. Borrower shall (a) promptly deliver to Lender copies of all reports, studies, inspections and tests made on the Land, the Improvements or the materials to be incorporated into the Improvements; (b) make additional tests Lender reasonably requires; and (c) deliver to Lender, on demand, any contracts, bills of sale, statements, receipted vouchers or agreements under which Borrower claims title to any materials, fixtures or articles incorporated or to be incorporated in the Improvements or otherwise subject to a lien or security interest in favor of


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Lender. Borrower shall immediately notify Lender of such report, study, inspection or test that indicates any adverse condition in the Land or the Improvements.

         2.14 PAYMENT OF WITHHOLDING TAXES. Borrower shall not use, or knowingly permit any contractor or subcontractor to use, any portion of the proceeds of any advance to pay the wages of employees unless a portion of the proceeds or other funds are also used to make timely payment to or deposit with the United States all amounts of tax required to be deducted and withheld with respect to such wages under the Internal Revenue Code, and to make timely payment to or deposit with any local and/or state governmental authority or agency having jurisdiction all amounts of tax required to be deducted and withheld with respect to such wages under any applicable local and/or state laws.

         2.15 REPRESENTATIONS AND WARRANTIES. To induce Lender to make the Loan, Borrower hereby represents and warrants to Lender that (a) prior to the recordation of the Mortgage, no work of any kind (including the destruction or removal of any existing improvements, site work, clearing, grading, grubbing, draining or fencing of the Land) has been or will be commenced or performed on the Land, no equipment or material has been or will be delivered to or upon the Land for any purpose whatsoever, and no contract (or memorandum or affidavit thereof) for the supplying of labor, materials, or services for the design or construction of the Improvements, or the surveying of the Land or Improvements, nor any affidavit or notice of commencement of construction of the Improvements, has been or will be executed or recorded, which could cause a mechanic's or materialman's lien or similar lien to have an inception so as to achieve priority over the mortgage or the rights of Lender thereunder; (b) to the extent required by applicable law, Borrower and Guarantor have filed all necessary tax returns and reports and have paid all taxes and governmental charges thereby shown to be owing; (c) the Plans are satisfactory to Borrower, have been approved by all applicable governmental authorities, have been accepted by each contractor, are complete in all material respects, contain all detail necessary and are adequate for the construction of the Improvements, and comply with the Loan Documents, all applicable laws, restrictive covenants, and governmental requirements, rules, and regulations; (d) the Land is not part of a larger tract of land owned by Borrower or its affiliates or any Guarantor and is not otherwise included under any unity of title or similar covenant with other lands not encumbered by the Mortgage, and Borrower has obtained or will obtain prior to the issuance of the first tax bill coming due after the date of this Agreement, a separate tax lot or lots with a separate tax assessment or assessments for the Land and Improvements, independent of any other lands or improvements; (e) the Land and Improvements comply with all laws and governmental requirements, including all subdivision and platting requirements, without reliance on any adjoining or neighboring property; (f) the Plans do and the Improvements when constructed will comply with all legal requirements regarding access and facilities for handicapped or disabled persons; (g) Borrower has not directly or indirectly conveyed, assigned or otherwise disposed of or transferred (or agreed to do so) any development rights, air rights or other similar rights, privileges or attributes with respect to the Property, including those arising under any zoning or land use ordinance or other law or governmental requirement; (h) the construction schedule for the Project is realistic and the Completion Date is a reasonable estimate of the time required to complete the Project; (i) the Financial Statements delivered to Lender are true and correct, and there has been no material change of Borrower's financial condition from the financial condition of Borrower indicated in such Financial Statements; and (j) The Borrower has (i) initiated a review and assessment of all areas within its, Guarantor's and each of their respective affiliates', subsidiaries' and other related entities (the "Related Entities") business and operations (including those affected by suppliers and vendors) that could be adversely affected by the "Year 2000 Problem" (that is, the risk that computer applications used by the Borrower, Guarantor or any of their respective Related Entities (or its suppliers and vendors) may be unable to recognize and perform properly date-sensitive functions involving certain dates prior to and any date after December 31, 1999), (ii) developed a plan and timeline for addressing the Year 2000 Problem on a timely basis, and (iii) to date, implemented that plan in accordance with that timetable. The Borrower reasonably believes that all computer applications (including those of its suppliers and vendors) that are material to its, Guarantor's or any of their respective Related Entities' business and operations will on a timely basis be able to perform properly date-sensitive functions for all dates before and after January 1, 2000 (that is, be "Year 2000 compliant"), except to the extent that a failure to do so could


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not reasonably be expected to have material adverse effect on the Borrower's,
Guarantor's or any Related Entities' business, operations, creditworthiness or financial status.

         2.16 YEAR 2000 COMPLIANCE. The Borrower will promptly notify the Lender in the event the Borrower discovers or determines that any computer application (including those of its suppliers and vendors) that is material to its, Guarantor's or any of their respective affiliates', subsidiaries', or other related entities' (the "Related Entities") business and operations will not be Year 2000 compliant on a timely basis, except to the extent that such failure could not reasonably be expected to have a material adverse effect on the Borrower's, Guarantor's or any Related Entities' business, operations, creditworthiness or financial status.

                        ARTICLE 3. - DEFAULT AND REMEDIES

         3.1 EVENTS OF DEFAULT. The occurrence of any one of the following shall be a default under this Agreement ("DEFAULT"): (a) any of the Indebtedness is not paid when due, whether the due date is the scheduled due date or arises by acceleration or otherwise; (b) any covenant, agreement or condition in any Loan Document (other than covenants to pay any of the Indebtedness) is not fully and timely performed, observed or kept; (c) the cessation of the construction of the Improvements continues for more than fifteen (15) days (whether or not consecutive) except for Excusable Delays; (d) the construction of the Improvements, or any materials for which an advance has been requested, fails to comply with the Plans, the Loan Documents, or any laws or governmental requirements, which failure is not cured within thirty (30) days after written notice thereof to Borrower; (e) Borrower fails to satisfy any condition precedent to the obligation of Lender to make an advance; (f) construction of the Improvements is abandoned, or Borrower fails to complete construction of the Improvements (and obtain all applicable permits, licenses, and approvals) in accordance with this Agreement on or before the Completion Date; (g) any required permit, license, certificate or approval with respect to the Property lapses or ceases to be in full force and effect; (h) a Borrower's Deposit is not made with Lender within seven (7) days after Lender's request therefor in accordance with Section 1.4; (i) construction is enjoined or Borrower or Lender is enjoined or prohibited from performing under the Loan Documents; (j) the owner of the Property enters into any lease of part or all of the Property which does not comply with the Loan Documents; or (k) any claim of lien for labor or materials or any other lien or encumbrance of any nature whatsoever is recorded against Borrower or the Property and is not removed by payment or transferred to substitute security in the manner provided by law, within ten (10) days after it is recorded in accordance with applicable law; or (l) any federal, state or local tax lien is recorded against the Borrower or the Property and is not removed by payment or transferred to substitute security in the manner provided by law within thirty (30) days after it is recorded in accordance with applicable law; (m) Borrower shall cease to exist or to be qualified to do or transact business in the State in which the Property is located, or shall be dissolved or shall be a party to a merger or consolidation, or shall sell all or substantially all of its assets; (n) any sale, conveyance, transfer, assignment, or other disposition of all or any part of the Property; (o) any statement or representation of Borrower or any Guarantor contained in the Loan application or any financial statements or other materials furnished to Lender or any other lender prior or subsequent to the making of the Loan secured hereby are discovered to have been materially false or incorrect or incomplete; (p) Borrower or any Guarantor shall default under any obligation imposed by any indemnity whether contained within any of the Loan Documents, the Hazardous Waste Certification and Indemnification, or otherwise; or (q) a default occurs under any Loan Document other than this Agreement. The events described in subparagraphs (e) through (j) above shall not be deemed to be events of Default unless they continue for a period of ten (10) days after written notice thereof from Lender to Borrower, provided, however, if such event may not reasonably be cured within such ten (10) day period, an event of Default shall not be deemed to have occurred so long as same shall be diligently and continuously endeavored to be cured. Notwithstanding the foregoing, it shall be an event of Default if the violation has not been cured within sixty (60) days after notice thereof.

         3.2 REMEDIES. Upon a Default, Lender may, at its election, but without any obligation to do so, without further notice, do any one or more of the following: (a) terminate its commitment to lend and any obligation to disburse any Borrower's Deposit hereunder; (b) reduce any claim to judgment; (c) exercise any and all rights and remedies afforded by this Agreement, the other Loan Documents, law, equity or otherwise; (d) set-off and apply, to the extent thereof and to the maximum


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extent permitted by law, any and all deposits, funds, or assets at any time held and any and all other indebtedness at any time owing by Lender to or for the credit or account of Borrower against any Indebtedness; or (e) in its own name or in the name of Borrower, enter into possession of the Property, perform all work necessary to complete the construction of the Improvements substantially in accordance with the Plans (as modified as deemed necessary by Lender), Loan Documents, laws, and governmental requirements, and continue to employ
Borrower's architect, engineer, and any contractor pursuant to the applicable contracts or otherwise. Borrower hereby appoints Lender as the attorney-in-fact of Borrower, which power of attorney is irrevocable and coupled with an interest, with full power of substitution and in the name of Borrower, if Lender elects to do so, upon the occurrence of a Default, to i) use such sums as are necessary, including any proceeds of the Loan and any Borrower's Deposit, make such changes or corrections in the Plans and employ such architects, engineers, and contractors as may be required for the purpose of completing the construction of the Improvements substantially in accordance with the Plans (as modified as deemed necessary by Lender), Loan Documents, laws and governmental requirements, or as otherwise may be necessary or desirable for purposes of completing such construction; ii) execute all applications and certificates in the name of Borrower which may be required for completion of construction of the Improvements; iii) endorse the name of Borrower on any checks or drafts representing proceeds of any insurance policies, or other checks or instruments payable to Borrower with respect to the Property; iv) do every act with respect to the construction of the Improvements which Borrower may do; v) prosecute or defend any action or proceeding incident to the Property, vi) pay, settle, or compromise all bills and claims so as to clear title to the Property; and vii) take over and use all or any part of the labor, materials, supplies and equipment contracted for, owned by, or under the control of Borrower which relate to the construction, maintenance or operation of the Improvements (but not any such items related to the Borrower's business conducted in the Improvements), whether or not previously incorporated into the Improvements. Any amounts expended by Lender shall be a demand obligation owing by Borrower to Lender. Lender shall have no liability to Borrower for the sufficiency or adequacy of any such actions taken by Lender.

                    ARTICLE 4. - GENERAL TERMS AND CONDITIONS

         4.1 USURY LAWS. Borrower, Lender and all other parties to the Loan Documents intend to conform to and contract in strict compliance with applicable usury law from time to time in effect. All agreements between Borrower and Lender (or any other party liable with respect to any Indebtedness under the Loan Documents) are hereby limited by the provisions of this Section which shall override and control all such agreements, whether now existing or hereafter arising. In no way, nor in any event or contingency (including but not limited to prepayment, default, demand for payment, or acceleration of the maturity of any obligation), shall the interest taken, reserved, contracted for, charged, chargeable, or received under this Agreement, the Note, any of the other Loan Documents, or otherwise, exceed the maximum amount permitted under applicable law ("MAXIMUM AMOUNT"). If, from any possible construction of any document, interest would otherwise be payable in excess of the Maximum Amount, any such construction shall be subject to the provisions of this Section and such document shall IPSO FACTO be automatically reformed and the interest payable shall be automatically reduced to the Maximum Amount, without the necessity of execution of any amendment or new document. If Lender shall ever receive anything of value which is characterized as interest under applicable law and which would apart from this provision be in excess of the Maximum Amount, an amount equal to the amount which would have been excessive interest shall, without penalty, be applied to the reduction of the principal amount owing on the Indebtedness in the inverse order of its maturity and not to the payment of interest, or be refunded to Borrower or the other payor thereof, at the election of Lender in its sole discretion or as required by applicable law. The right to accelerate maturity of the Note or any other Indebtedness does not include the right to accelerate any interest which has not otherwise accrued on the date of such acceleration, and Lender does not intend to charge or receive any unearned interest in the event of acceleration. All interest paid or agreed to be paid to Lender shall, to the extent permitted by applicable law, be amortized, prorated, allocated and spread throughout the full stated term (including any renewal or extension) of such Indebtedness so that the amount of interest on account of such Indebtedness does not exceed the Maximum Amount. As used in this Section, the term "applicable law" shall mean the laws of the State of FLORIDA or the federal laws of the United States applicable to this transaction, whichever laws allow the greater interest, as such laws now exist or may be changed or amended or come into effect in the future.

         4.2 LENDER'S CONSENT. Except where otherwise expressly provided in the Loan Documents, in any instance where the approval, consent or the exercise of judgment of Lender is required, the granting or denial of such approval or consent and the exercise of such judgment shall be (a) within the sole discretion of Lender and free from any limitation or requirement of reasonableness if the matter which gives rise to the need for the approval, consent or exercise of judgment relates to the construction of the Improvements, and within the reasonable discretion of Lender if the matter which gives rise to the need for the approval, consent or exercise of judgment does not relate to the construction of the Improvements; and (b) deemed to have been given only by a specific writing intended for the purpose given and executed by Lender. Notwithstanding any approvals or consents by Lender, Lender has no obligation or responsibility whatsoever for the adequacy, form or content of the Plans, the Budget, any contract, any change order, any lease, or any other matter incident to the Property or the construction of the Improvements. Lender's acceptance of an assignment of the Plans shall not constitute approval of the Plans. Any inspection or audit of the Property or the books and records of Borrower, or the procuring of documents and financial and other information, by or on behalf of Lender shall be for Lender's protection only, and shall not constitute any assumption of responsibility to Borrower or anyone else with regard to the condition, construction, maintenance or operation of the Property, or relieve Borrower of any of Borrower's obligations. Borrower or the Contractor has selected all surveyors, architects, engineers, contractors, materialmen and all other persons or entities furnishing services or materials to the Project. Lender has no duty to supervise or to inspect the Property or the construction of the Improvements nor any duty of care to Borrower or any other person to protect against, or inform Borrower or any other person of, the existence of negligent, faulty, inadequate or defective design or construction of the Improvements. Lender shall not be liable or responsible for any defect in the Property or the Improvements, the performance or default of Borrower, Borrower's or Contractor's architect, engineer, contractor, the Construction Consultant, or any other party, or for any failure to construct, complete, protect or insure the Improvements, or for the payment of costs of labor, materials, or services supplied for the construction of the Improvements, or for the performance of any obligation of Borrower or Contractor whatsoever. Nothing, including any advance or acceptance of any document or instrument, shall be construed as a representation or warranty, express or implied, to any party by Lender. Inspection shall not constitute an acknowledgment or representation by Lender or the Construction Consultant that there has been or will be compliance with the Plans, Loan Documents, applicable laws and governmental requirements or that the construction is free from defective materials or workmanship. Inspection whether or not followed by notice of Default shall not constitute a waiver of any Default then existing, or a waiver of Lender's right thereafter to insist that the Improvements be constructed in accordance with the Plans, Loan Documents, applicable laws, and governmental requirements. Lender's failure to inspect shall not constitute a waiver of any of Lender's rights under the Loan Documents or at law or in equity.

         4.3 MISCELLANEOUS. This Agreement may be executed in several counterparts, all of which are identical, and all of which counterparts together shall constitute one and the same instrument. The Loan Documents are for the sole benefit of Lender and Borrower and are not for the benefit of any third party. A determination that any provision of this Agreement is unenforceable or invalid shall not affect the enforceability or validity of any other provision and the determination that the application of any provision of this Agreement to any person or circumstance is illegal or unenforceable shall not affect the enforceability or validity of such provision as it may apply to other persons or circumstances. Time shall be of the essence with respect to Borrower's obligations under the Loan Documents. This Agreement, and its validity, enforcement and interpretation, shall be governed by the laws of the State of Florida (without regard to any conflict of laws principles) and applicable United States federal law.

         4.4 NOTICES. Unless specifically provided otherwise, any notice for purposes of this Agreement or any other Loan Document shall be given in writing or by telex or by facsimile (fax) transmission and shall be addressed or delivered to the respective addresses set forth at the end of this Agreement, or to such other address as may have been previously designated by the intended recipient by notice given in accordance with this Section. If sent by prepaid, registered or certified mail (return receipt requested), the notice shall be deemed effective when the receipt is signed or when the attempted initial delivery is refused or cannot be made because of a change of address of which the sending party has not been notified; if transmitted by telex, the notice shall be effective when transmitted (answerback confirmed); and if transmitted by facsimile or personal delivery, the notice shall be effective when received. No notice of change of address shall be effective except upon actual receipt, and service of a notice required by any applicable statute shall be considered complete when the requirements of that statute are met. This Section shall not be construed in any way to affect or impair any waiver of notice or demand provided in any Loan Document or to require giving of notice or demand to or upon any person in any situation or for any reason.

         4.5 SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon Borrower, and Borrower's heirs, devisees, representatives, successors and assigns, and shall inure to the benefit of Lender and its successors and assigns, provided, however, that Borrower shall not assign or encumber any interest of Borrower hereunder without the prior written consent of Lender. Lender may sell or offer to sell the Loan or interests in the Loan to one or more assignees or participants. Borrower shall execute, acknowledge, and deliver any and all instruments reasonably requested by Lender or such assignee or participant.

         4.6 MODIFICATION OR TERMINATION. The Loan Documents may only be modified or terminated by a written instrument or instruments intended for that purpose and executed by the party against which enforcement thereof is asserted. This Agreement shall continue in full force and effect until the Indebtedness is paid in full; and all representations and warranties and all provisions herein for indemnity of Lender (and any other provisions herein specified to survive) shall survive payment in full of the Indebtedness and any release or termination of this Agreement or of any other Loan Documents.

         4.7 COSTS AND EXPENSES. Without limitation of any Loan Document and to the extent not prohibited by applicable laws, Borrower shall pay when due, and reimburse to Lender on demand, and indemnify Lender from, all out-of-pocket fees, costs, and expenses paid or incurred by Lender in connection with the negotiation, preparation and execution of this Agreement and the other Loan Documents (and any amendments, approvals, consents, waivers and releases requested, required, proposed or done from time to time), or in connection with the disbursement, administration or collection of the Loan or the enforcement of the obligations or the exercise of any right or remedy of Lender (including costs of arbitration), including (a) fees and expenses of Lender's counsel; (b) fees and charges of each Construction Consultant or architect; (c) appraisal, re-appraisal and survey costs; (d) title insurance charges and premises; (e) title search or examination costs, including abstracts, abstractors' certificates and uniform commercial code searches; (f) judgment and tax lien searches for Borrower and each Guarantor; (g) escrow fees; (h) fees and costs of environmental investigations and site assessments; (i) recordation taxes, documentary taxes, transfer taxes and mortgage taxes, (j) filing and recording fees, and (k) loan brokerage fees. Borrower shall pay all costs and expenses incurred by Lender, including attorneys' fees, if the obligations or any part thereof are sought to be collected by or through an attorney at law, whether or not involving probate, arbitration, appellate, administrative or bankruptcy proceedings. Borrower shall pay all costs and expenses of complying with the Loan Documents, whether or not such costs and expenses are included in the Budget. Borrower's obligations under this Section shall survive the delivery of the Loan Documents, the making of advances, the payment in full of the obligations, the release or determination of the Loan Documents, the foreclosure of the Mortgage or conveyance in lieu of foreclosure, any bankruptcy or other debtor relief proceeding, and any other event whatsoever.

         4.8 FURTHER ASSURANCES. Borrower will, on request of Lender, (a) promptly correct any defect, error or omission in any Loan Document; (b) execute, acknowledge, deliver, procure, record or file such further instruments and do such further acts deemed necessary, desirable or proper by Lender to carry out the purposes of the Loan Documents and to identify and subject to the liens and security interest of the Loan Documents any property intended to be covered thereby, including any renewals, additions, substitutions, replacements, or appurtenances to the Property; (c) execute, acknowledge, deliver, procure, file or record any document or instrument deemed necessary, desirable, or proper by Lender to protect the liens or the security interest under the Loan Documents against the rights or interests of third persons; and (d) provide such certificates, documents, reports, information, affidavits and other instruments and do such further acts deemed necessary, desirable or proper by Lender to comply with the requirements of any agency having jurisdiction over Lender.

         4.9 NO ASSIGNMENT. Borrower shall not assign, transfer or encumber its rights or obligations under any Loan Document or any proceeds of the Loan without the prior written consent of Lender.

         4.10 INDUCEMENT TO LENDER. The representations and warranties contained in the Loan Documents (a) are made to induce Lender to make the Loan and Lender is relying thereon, and (b) shall survive any bankruptcy proceedings involving Borrower, Guarantor or the Property, foreclosure, or conveyance in lieu of foreclosure.

         4.11 FORUM. Borrower hereby irrevocably submits generally and unconditionally for itself and in respect of its property to the jurisdiction of any state court, or any United States federal court, sitting in the State specified in Section 4.3 of this Agreement and to the jurisdiction of any state court or any United States federal court, sitting in the state in which any of the Property is located, over any suit, action or proceeding arising out of or relating to this Agreement or the Indebtedness. Borrower hereby irrevocably waives, to the fullest extent permitted by law, any objection that Borrower may now or hereafter have to the laying of venue in any such court and any claim that any such court is an inconvenient forum. Borrower hereby agrees and consents that, in addition to any methods of service or process provided for under applicable law, all service of process in any such suit, action or proceeding in any state court, or any United States federal court, sitting in the state specified in Section 4.3 may be made by certified or registered mail, return receipt requested, directed to Borrower at its address for notice stated in the Loan Documents, or at a subsequent address of which Lender received actual notice from Borrower in accordance with the Loan Documents, and service so made shall be complete five (5) days after the same shall have been so mailed. Nothing herein shall affect the right of Lender to serve process in any manner permitted by law or limit the right of Lender to bring proceedings against Borrower in any other court or jurisdiction.

         4.12 INTERPRETATION. References to "Dollars", "$", "money", "payments" or other similar financial or monetary terms are references to lawful money of the United States of America. References to Articles, Sections, and Exhibits are, unless specified otherwise, references to articles, sections and exhibits of this Agreement. Words of any gender shall include each other gender. Words in the singular shall include the plural and words in the plural shall include the singular. References to Borrower or Guarantor shall mean, each person comprising same, jointly and severally. References to persons shall include any legal entities, including public or governmental bodies, agencies or instrumentalities, and natural persons. The words "herein", "hereof", "hereunder" and other similar compounds of the word "here" shall refer to the entire Agreement and not to any particular provision or section. The words "include" and "including" shall be interpreted as if followed by the words "without limitation". Captions and headings in the Loan Documents are for convenience only and shall not affect the construction of the Loan Documents.

         4.13 NO PARTNERSHIP, ETC. The relationship between Lender and Borrower is solely that of lender and borrower. Lender has no fiduciary or other special relationship with or duty to Borrower and none is created by the Loan Documents. Nothing contained in the Loan Documents, and no action taken or omitted pursuant to the Loan Documents, is intended or shall be construed to create any partnership, joint venture, association, or special relationship between Borrower and Lender or in any way make Lender a co-principal with Borrower with reference to the Project, the Property or otherwise. In no event shall Lender's rights and interests under the Loan Documents be construed to give Lender the right to control, or be deemed to indicate that Lender is in control of, the business, properties, management or operations of Borrower.

         4.14 RECORDS. The unpaid amount of the Loan set forth on the books and records of Lender maintained in the ordinary course of its business shall be presumptive evidence of the amount thereof owing and unpaid, but failure to record any such amount on the books and records shall not limit or affect the obligations of Borrower under the Loan Documents to make payments on the Loan when due.

         4.15 EXHIBITS. This Agreement includes the Exhibits listed below which are marked by "X", all of which Exhibits are attached hereto and made a part hereof for all purposes, it being agreed that if any Exhibit to be executed and delivered contains blanks, the same shall be completed correctly and in accordance with this Agreement prior to or at the time of the execution and delivery thereof.

           X      Exhibit "A"       -       Legal description of the Land
         -----
           X      Exhibit "B"       -       Basic Information
         -----
           X      Exhibit "C"       -       Certain Conditions Precedent to the First Advance
         -----
           X      Exhibit "D"       -       Budget
         -----
           X      Exhibit "E"       -       Plans
         -----
           X      Exhibit "F"       -       Advances
         -----
           X      Exhibit "F-1"     -       Draw Request
         -----
           X      Exhibit "G"       -       Survey Requirements
         -----

         4.16 CROSS DEFAULT. A Default hereunder or under any of the documents evidencing or securing the Loan shall constitute an event of default under any other indebtedness (now or hereafter existing) of Borrower to Lender. Any default under any document evidencing or securing such other indebtedness shall constitute a Default hereunder.

         4.17 TITLE ENDORSEMENTS. When requested by Lender during the term of the Loan, Borrower shall provide an endorsement to Lender's title policy which reflects that (a) the real estate taxes for the Property have been paid; (b) no new title matters have appeared of record to which Lender has not consented; and
(c) no liens, encumbrances or lis pendenses have been filed against the Property, other than as specifically approved by Lender.

         4.18 MANDATORY ARBITRATION. Any controversy or claim between or among the parties hereto including but not limited to those arising out of or relating to this Agreement or any related agreements or instruments, including any claim based on or arising from an alleged tort, shall be determined by binding arbitration in accordance with the Federal Arbitration Act (or if not applicable, the applicable state law), the Rules of Practice and Procedure for the Arbitration of Commercial Disputes of Judicial Arbitration and Mediation Services, Inc. (J.A.M.S.), and the "Special Rules" set forth below. In the event of any inconsistency, the Special Rules shall control. Judgment upon any arbitration award may be entered in any court having jurisdiction. Any party to this Agreement may bring an action, including a summary or expedited proceeding, to compel arbitration of any controversy or claim to which this agreement applies in any court having jurisdiction over such action.

              (a) SPECIAL RULES. The arbitration shall be conducted in Pinellas County, Florida and administered by Endispute, Inc., d/b/a J.A.M.S./Endispute who will appoint an arbitrator; if J.A.M.S./Endispute is unable or legally precluded from administering the arbitration, then the American Arbitration Association will serve. All arbitration hearings will be commenced within 90 days of the demand for arbitration; further, the arbitrator shall only, upon a showing of cause, be permitted to extend the commencement of such hearing for up to an additional 60 days.

              (b) RESERVATIONS OF RIGHTS. Nothing in this Agreement shall be deemed to i) limit the applicability of any otherwise applicable statutes of limitation or repose and any waivers contained in this Agreement; or ii) be a waiver by Lender of the protection afforded to it by 12 U.S.C. ss. 91 or any substantially equivalent state law; or (iii) limit the right of Lender (A) to exercise self help remedies such as (but not limited to) setoff, or (B) to foreclose against any real or personal property collateral, or (C) to obtain from a court provisional or ancillary remedies such as (but not limited to) injunctive relief or the appointment of a receiver. Lender may exercise such self help rights, foreclose upon such property, or obtain such provisional or ancillary remedies before, during or after the pendency of any arbitration proceeding brought pursuant to this Agreement. At Lender's option, foreclosure under a deed of trust or mortgage may be accomplished by any of the following: the exercise of a power of sale under the deed of trust or mortgage, or by judicial sale under the deed of trust or mortgage, or by judicial foreclosure. Neither the exercise of self help remedies nor the institution or maintenance of an action for foreclosure or provisional or ancillary remedies shall constitute a waiver of the right of any party, including the claimant in any such action, to arbitrate the merits of the controversy or claim occasioning resort to such remedies.

No provision in the Loan Documents regarding submission to jurisdiction and/or venue in any court is intended or shall be construed to be in derogation of the provisions in any Loan Document for arbitration of any controversy or claim.

         4.19 INTEREST RATE PROTECTION AGREEMENTS. Borrower shall duly and punctually perform all covenants, terms, and agreements expressed as binding upon Borrower under any Interest Rate Protection Agreements. Borrower acknowledges that Borrower's obligations under any Interest Rate Protection Agreements are obligations secured by the Mortgage. Further, Borrower acknowledges and agrees that the occurrence of any event of default or defaults under any Interest Rate Protection Agreement shall be a default under this Agreement, and vice versa.

         4.20 ENTIRE AGREEMENT. The Loan Documents constitute the entire understanding and agreement between Borrower and Lender with respect to the transactions arising in connection with the Loan and supersede all prior written or oral understandings and agreements between Borrower and Lender with respect to the matters addressed in the Loan Documents. In particular, and without limitation, the terms of any commitment by Lender to make the Loan are merged into the Loan Documents. Lender has not made any commitments to extend the term of the Loan past its stated maturity date or to provide Borrower with financing except as set forth in the Loan Documents. Except as incorporated in writing in the Loan Documents, there are not, and were not, and no persons are or were authorized by Lender to make, any representations, understandings, stipulations, agreements or promises, oral or written, with respect to the matters addressed in the Loan Documents.

THE WRITTEN LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

EXECUTED and DELIVERED as of February 18, 1999.


Borrower's Address for Notices:                BORROWER:

10050 16th Street North
St. Petersburg, Florida 33716                  PLASMA-THERM, INC., a Florida
                                               corporation

                                               By: /s/ STACY L. WAGNER
                                                   ----------------------------
The Federal Tax Identification Number              Stacy L. Wagner
of Borrower:                                       Vice President and
                                                   Chief Financial Officer



04-2554632

                                                      (CORPORATE SEAL)

Lender's Address for Notices:                  LENDER:

Attn:  Real Estate Loan Administration         NATIONSBANK, N.A., a national
400 North Ashley Drive (FL1-010-07-01)         banking association
Tampa, FL  33602
                                               By: /s/ SADAHRI BERRY
                                                   ----------------------------
                                                   Sadahri Berry
                                                   ----------------------------
                                                   Legibly Print Name of Officer
                                                   Its Vice President


                                                      (CORPORATE SEAL)

                                   EXHIBIT "A"

                                LEGAL DESCRIPTION

PARCEL I

         Lot 27, Block C of METROPOINTE COMMERCE PARK PHASE II, according to the plat thereof recorded in Plat Book 103, Pages 25 and 26 of the Public Records of Pinellas County, Florida, less the North 130.00 feet thereof, together with Lot 26, Block C of Metropointe Commerce Park, Phase II, according to a plat thereof as recorded in the Public Records of Pinellas County, Florida recorded in Plat Book 103, Pages 25 and 26.

PARCEL II

         Lots 28, 29, 30, 31 and the Northerly 130 feet of Lot 27, all in Block C of METROPOINTE COMMERCE PARK PHASE II, according to the map or plat thereof recorded in Plat Book 103, pages 25 and 26, Public Records of Pinellas County, Florida.

                                   EXHIBIT "B"

                                BASIC INFORMATION

A.       SPECIFIC DEFINITIONS:

         1. "APPRAISED VALUE" means $6,800,000.00 (market - "use" value)

         2. "BORROWER" means Plasma-Therm, Inc., a Florida corporation

         3. "COMPLETION DATE" means April 18, 2000

         4. "CONTRACTOR" means The Perry Company

         5. "FINANCIAL STATEMENTS" means, in accordance with the requirements of this Section, a balance sheet, income statement, statements of cash flow and amount and sources of contingent liabilities, and a reconciliation of changes in equity, and, unless Lender otherwise consents, consolidated and consolidating statements if the reporting party is a holding company or a parent of a subsidiary entity. In this Section, each party for whom Financial Statements are required is a "reporting party" and a specified period to which the required Financial Statements relate is a "reporting period". Borrower shall provide or cause to be provided to Lender the following:

            (a) Annual unqualified audited Financial Statements of Borrower for each fiscal year of Borrower, as soon as reasonably practicable and in any event within one hundred twenty (120) days after the close of each fiscal year.

            (b) Quarterly Borrower-prepared unaudited Financial Statements (Form 10-Q) concerning Borrower's business on a consolidated and consolidating basis for each fiscal quarter of Borrower, as soon as reasonable practicable and in any event within forty-five (45) days after the close of each fiscal quarter.

            (c) Such additional financial statements, profit and loss statements, and other accounting data related to Borrower as may be reasonably requested by Lender from time to time concerning Borrower.

All Financial Statements shall be in form and detail satisfactory to Lender and shall contain or be attached to the signed and dated written certification of the reporting party in form specified by Lender to certify that the Financial Statements are furnished to Lender in connection with the extension of credit by Lender and constitute a true and correct statement of the reporting party's financial position. All certifications and signatures on behalf of corporations, partnerships or other entities shall be by a representative of the entity satisfactory to Lender. All fiscal year-end Financial Statements of Borrower shall be audited and certified, without any qualification or exception not acceptable to Lender, by independent certified public accountants acceptable to Lender, and shall contain all reports and disclosures required by generally accepted accounting principles for a fair presentation, including a certificate of the accountant in form and substance satisfactory to Lender to the effect that said accountant has no knowledge that any event of Default, or any event which with notice and/or lapse of time would become an event of Default as set forth herein, has occurred and is continuing, or, if he has knowledge that any such event has occurred and is continuing, specifying the details thereof. For purposes of this Agreement and other Loan Documents, the accounting firm of Grant Thornton LLP shall be acceptable to Lender until such time as Lender shall notify Borrower to the contrary.

         6. "IMPROVEMENTS" means all on-site and off-site improvements to the Land for a 33,020 square foot (MOL) office/manufacturing facility, including leasehold improvements, to be constructed on Parcel I of the Land, together with all fixtures and appurtenances now or later to be located on the Land and/or in such improvements.

         7. "INITIAL LAND ADVANCE" means N/A.

         8. "INTEREST RATE PROTECTION AGREEMENT" means any and all interest rate swap agreements, interest cap agreements, interest rate collar agreements, exchange agreements, forward currency exchange agreements, forward rate currency or interest rate options, foreign currency hedge, or any similar agreements or arrangements entered into by Borrower and Lender in connection with the Loan to hedge the risk of variable interest rate volatility or fluctuations of interest rates, as such agreements or arrangements may be modified, supplemented, and in effect from time to time, and any and all cancellations, buy backs, reversals, terminations, or assignments of any of the foregoing.

         9. "LOAN" means the construction\term loan by Lender to Borrower, in the principal amount of $4,500,000.00.

         10. "PERMITTED CHANGES" means changes to the Plans or Improvements, provided the cost of any single change or extra does not exceed $25,000.00 and the aggregate amount of all such changes and extras (whether positive or negative) does not exceed $100,000.00.

         11. "PROJECT" means the acquisition of Parcel I of the Land, the construction of the Improvements, and if applicable, the operation of the Improvements.

         12. "STORED MATERIALS ADVANCE LIMIT" means $       -0-       .
                                                          -----------------

         13. "TITLE INSURER" means First American Title Insurance Company.

B.       GENERAL DEFINITIONS:

         1. "BUDGET" means the budget and cost itemization for the Project attached as EXHIBIT "D".

         2. "CONSTRUCTION CONSULTANT" means the construction consultant, if any, engaged by Lender with respect to the Project.

         3. "DEFAULT" is defined in Section 3.1 of this Agreement.

         4. "ENVIRONMENTAL AGREEMENT" means the Environmental Indemnity Agreement of even date herewith between Borrower and Lender.

         5. "EXCUSABLE DELAYS" means unusually adverse weather conditions which have not been taken into account in the construction schedule, fire, earthquake or other acts of God, strike, lockout, acts of public enemy, riot or insurrection or any unforeseen circumstances or events (except financial circumstances or events or matters which may be resolved by the payment of money) beyond the control of Borrower, not to exceed a total of thirty (30) days, provided Borrower shall notify Lender in writing within five (5) days after such occurrence, but no Excusable Delay shall extend the Completion Date or suspend or abate any obligation of Borrower or any Guarantor or any other person to pay any money.

         6. "INDEBTEDNESS" means any and all indebtedness to Lender evidenced, governed or secured by, or arising under, any of the Loan Documents, including the Loan.

         7. "LAND" means the real estate described in EXHIBIT "A".

         8. "LOAN DOCUMENTS" means this Agreement (including all exhibits), the Mortgage, the Note, the Environmental Agreement, any financing statements, the Budget, each Draw Request and such other documents evidencing, securing or pertaining to the Loan as shall, from time to time, be executed and/or delivered by Borrower or any other party to Lender pursuant to this Agreement.

         9. "MORTGAGE" means the first Mortgage, Assignment of Rents and Security Agreement securing repayment of the Indebtedness.

         10. "NOTE" means the promissory note executed by Borrower in the amount of $4,500,000.00.

         11. "PLANS" means the plans and specifications listed in EXHIBIT "E", and all permits issued in connection with construction of the Project.

         12. "PROPERTY" means the Land, the Improvements and all other property constituting the "Mortgaged Property," as described in the Mortgage, or subject to a right, lien or security interest to secure the Loan pursuant to any other Loan Document.

         13. "TITLE INSURANCE" means the title insurance described in EXHIBIT "C".

                                   EXHIBIT "C"

                CERTAIN CONDITIONS PRECEDENT TO THE FIRST ADVANCE

         1. FEES AND EXPENSES. Lender shall have received any required Commitment Fee and Borrower shall have paid all other fees, costs and expenses then required to be paid pursuant to this Agreement and any other Loan Documents.

         2. FINANCIAL STATEMENTS. Lender shall have received and approved the Financial Statements of Borrower and Guarantor or any other party required by any loan application or commitment or otherwise required by Lender.

         3. APPRAISAL. Lender shall have received and approved a market value appraisal made within sixty (60) days of the date of this Agreement, which appraises the Property on a "completed value" basis at not less than the Appraised Value. The appraiser and appraisal must be satisfactory to Lender (including satisfaction of applicable regulatory requirements) and the appraiser must be engaged directly by Lender.

         4. DRAW SCHEDULE AND BUDGET. Lender shall have received and approved Borrower's proposed draw schedule, and construction schedule, for the Project.

         5. AUTHORIZATION. Lender shall have received and approved evidence Lender requires of the existence, good standing, authority and capacity of Borrower to execute, deliver, and perform the Loan Documents, including but not limited to:

            (a) For each corporation: i) a copy of its articles of incorporation and by-laws, and all amendments thereto, a certificate of incumbency of all of its officers who will be authorized to execute or attest any of the Loan Documents, and a copy of resolutions approving the Loan Documents and authorizing the transactions contemplated in this Agreement; and ii) certificates of existence, good standing and qualification to do business in the state of its creation and if different, in the state where the Project is located, issued by the appropriate governmental officials.

            (b) All certificates, resolutions, and consents required by Lender applicable to the foregoing.

         6. LOAN DOCUMENTS. Borrower, Guarantor and each other person or entity required by Lender shall have duly executed, acknowledged and/or sworn to as required, recorded or filed, and delivered to Lender all Loan Documents then required by Lender, dated the date of this Agreement, all in form and content satisfactory to Lender.

         7. OPINIONS. Lender shall have received the written opinion of counsel for the Borrower addressed to Lender, dated the date of this Agreement, which satisfies the requirements of the loan commitment letter issued by Lender to Borrower dated April 16, 1998, as amended by letters dated September 10, 1998 and December 3, 1998.

         8. SURVEY; NO SPECIAL FLOOD HAZARD. Lender shall have received three
(3) prints of an original survey of the Land and improvements thereon dated not more than sixty (60) days prior to the date of this Agreement (or dated such earlier date, if any, as is satisfactory to the Title Insurer, but in any event not more than one hundred eighty (180) days prior to the date of this Agreement) satisfactory to Lender and the Title Insurer and otherwise complying with EXHIBIT "G", and otherwise in compliance with the requirements of the Loan Documents, and containing evidence satisfactory to Lender that none of the Land is located in a flood hazard area.

         9. TITLE INSURANCE. Lender shall have received and approved one or more title insurance policies or a title insurance commitment marked through the Loan closing date with all Schedule B-1 requirements deleted, as Lender may require, issued by the Title Insurer in the maximum amount of the Loan, on a coinsurance and/or reinsurance basis if and as required by Lender, insuring that the Mortgage constitutes a valid lien covering the Land and all improvements thereon, having the priority required by Lender and subject only to those exceptions and encumbrances (regardless of rank or priority) Lender approves, in a form acceptable to Lender, and with all "standard" exceptions which can be deleted, including the exception for matters which a current survey would show, deleted to the fullest extent authorized under applicable title insurance rules, and Borrower shall satisfy all requirements therefor; containing no exception for standby fees or real estate taxes other than those for the year in which the closing occurs to the extent the same are not then due and payable and endorsed "not yet due and payable" and no exception for subsequent assessments for prior years; providing full coverage against mechanics' and materialmen's liens to the extent authorized under applicable title insurance rules, and Borrower shall satisfy all requirements therefor; insuring that no restrictive covenants shown in the Title Insurance have been violated, and that no violation of the restrictions will result in a reversion or forfeiture of title; insuring that fee simple indefeasible or marketable (as coverage is available) fee simple title to the Land and Improvements is vested in Borrower; containing such endorsements as Lender may require and are available under applicable title insurance rules, and Borrower shall satisfy all requirements therefor; insuring any easements, leasehold estates or other matters appurtenant to or benefitting the Land and/or the Improvements as part of the insured estate; insuring the right of access to the Land to the extent authorized under applicable title insurance rules, and Borrower shall satisfy all requirements therefor; and containing provisions acceptable to Lender regarding advances of Loan funds after closing. Borrower and Borrower's counsel shall not have any interest, direct or indirect, in the Title Insurer (or its agent) or any portion of the premium paid for the Title Insurance.

         10. PLANS. Lender shall have received and approved two (2) true and correct copies of all existing Plans signed and sealed by the architect (including the site plan), together with satisfactory evidence that all applicable governmental authorities, Borrower, Borrower's architect, engineer, and contractors and Construction Consultant have approved the same, and Construction Consultant has reviewed the Plans.

         11. CONTRACTS. Lender shall have received and approved (a) a list containing the names and addresses of all existing contractors, architects, engineers, and other suppliers of services and materials for the Project (but only to the extent such information is supplied to Borrower by the Contractor), their respective contract amounts, and a copy of their contracts; and (b) duly executed, acknowledged and delivered originals from each contractor, architect, engineer, subcontractor, or supplier of services or materials required by Lender, of i) consents or other agreements satisfactory to Lender and ii) agreements satisfactory to Lender subordinating all rights, liens, claims and charges they may have or acquire against Borrower or the Property to the rights, liens and security interests of Lender.

         12. INSURANCE POLICIES. Lender shall have received and approved insurance evidence certificates or other certificates deemed acceptable to Lender of the insurance policies required by Lender, pursuant to the Loan Documents, together with evidence satisfactory to Lender that all premiums therefor have been paid and that the policies are in full force and effect; such insurance policies shall include the following, and Borrower shall cause them to be maintained in full force and effect at all times throughout the term of the
Loan:

            (a) Hazard insurance insuring the Improvements and all Personal Property, which now or hereafter may constitute part of the Property, against loss or damage by fire and other hazards included within the term "all risk" or "extended coverage" and against such other hazards as Lender may require in the full insurable value thereof (or such lesser amount as Lender may authorize in writing), with an insurer satisfactory to Lender. Such policy shall include a Replacement Cost and Agreed Amount/Stipulated Value Endorsement and a Sinkhole Endorsement, if deemed necessary by Lender.

            (b) a "Broad Form Comprehensive General Liability" insurance coverage for both Borrower and any contractor performing services to the Property in the minimum coverage amount of One Million Dollars ($1,000,000.00) per occurrence and combined single limit ("CSL") of Five Million Dollars ($5,000,000.00) if the Loan amount is less than $10,000,000.00 or CSL of Ten Million Dollars, ($10,000,000.00) if the Loan amount is $10,000,000.00 or greater.

            (c) if at any time the Land or any portion thereof is located in a "Flood Hazard Area" pursuant to the Flood Disaster Protection Act of 1973 or any successor or supplemental act thereto, flood insurance in the maximum amount available under the Flood Insurance Act or such other amount as Lender may reasonably request. Lender may require additional flood insurance from the secondary market.

            (d) an "All risk", non-reporting, completed value builder's risk insurance policy, which policy shall include Agreed Amount, Replacement Cost, Permit to Occupy and Vandalism/Malicious Mischief Endorsements.

            (e) boiler and machinery insurance, worker's compensation insurance, wind damage insurance, and other insurance coverages as Lender may reasonably require.

         The policy or policies of insurance shall i) be from companies and in coverage amounts acceptable to Lender, ii) contain a standard mortgagee clause in favor of Lender naming Lender as a mortgagee and including a lender's loss payee clause in such policy, as applicable, iii) not be terminable or modified without thirty (30) days' prior written notice to Lender, and iv) be evidenced by original policies or certified copies of policies deposited with Lender, as Lender may elect, to be held by Lender until the Indebtedness shall have been fully paid and discharged. Borrower shall furnish Lender satisfactory evidence of payment of all premiums required and similar evidence of renewal or replacement coverage not later than thirty (30) days prior to the date any coverage will expire.

         Each insurance policy or endorsement required herein shall be written by an insurer having a rating not less than "A-XII" Best's Rating according to the most current edition of Best's Key Rating Guide as determined at the time of the initial policy and at all times during the term hereof. All policies shall indicate that notices related to such insurance shall be sent to Lender at:

                  400 North Ashley Drive (FL1-010-07-01)
                  Tampa, Florida 33602
                  Attn: Loan Administration Section,
                  Real Estate Banking Group

         13. ENVIRONMENTAL COMPLIANCE/REPORT. Lender shall have received and approved evidence satisfactory to Lender that no portion of the Land is "wetlands" under any applicable law and that the Land does not contain and is not within or near any area designated as a hazardous waste site by any governmental authority, that neither the Property nor any adjoining property contains or has ever contained any substance classified as hazardous or toxic (or otherwise regulated, such as, without limitation, asbestos, radon and/or petroleum products) under, and that neither the Property nor any use or activity thereon violates or is or could be subject to any response, remediation, clean-up or other obligation under, any law or governmental requirement pertaining to health or the environment, including without limitation, a written report of an environmental assessment of the Property, made within one hundred eighty (180) days prior to the date of this Agreement, by an engineering firm, and of a scope and in form and content satisfactory to Lender, complying with Lender's established guidelines, showing that there is no evidence of any such substance which has been generated, treated, stored, released or disposed of in the Property, and such additional evidence as may be required by Lender. All reports, drafts of reports, and recommendations, whether written or oral, from such engineering firm shall be made available and communicated to Lender.

         14. SOIL REPORTS. Lender and Construction Consultant shall have received and reviewed a soil composition and test boring report and a foundation report satisfactory to Lender regarding the Land, by a licensed professional engineer satisfactory to Lender. Any recommendations of the engineer in the soil report shall be incorporated into the Plans.

         15. ACCESS, UTILITIES, AND LAWS. Lender shall have received and approved (a) satisfactory evidence that the Property abuts and has fully adequate direct and free access to one or more public streets, dedicated to public use, fully installed and accepted by the appropriate governmental authority, that all costs and expenses of the installation and acceptance thereof have been paid in full, and that there are no restrictions on the use and enjoyment of such streets which would adversely affect the Project; (b) letters from the applicable utility companies or governmental authorities confirming that all utilities necessary for the Improvements are available at the Land in sufficient capacity, together with evidence satisfactory to Lender of paid impact fees or utility reservation deposits or connection fees required to assure the availability of such services; (c) satisfactory evidence that all applicable zoning ordinances, restrictive covenants and governmental requirements affecting the Property (including those relating to the local government Comprehensive Planning and Land Development Regulation Act, ss. 163.3161, ET SEQ., FLORIDA STATUTES) permit the use for which the Property is intended and have been or will be complied with without the necessity of variance and without the Property being a nonconforming use; (d) evidence satisfactory to Lender that the Land and Improvements comply and will comply with all laws and governmental requirements regarding subdivision and platting and would so comply if the Land and the Improvements thereon were conveyed as a separate parcel; (e) a true and correct copy of a valid building permit for the Improvements, together with all other permits and approvals necessary for construction of the Improvements; and (f) evidence satisfactory to Lender of compliance by Borrower and the Property, and the proposed construction, use and occupancy of the Improvements, with such other applicable laws and governmental requirements as Lender may request, including all laws and governmental requirements regarding access and facilities for handicapped or disabled persons including, without limitation and to the extent applicable, Part V of the Florida Building Construction Standards Act entitled "Accessibility by Handicapped Persons", Chapter 553, FLORIDA STATUES; The Federal Architectural Barriers Act (42 U.S.C. ss. 4151 ET SEQ.), The Fair Housing Amendments Act of 1988 (42 U.S.C. ss. 3601 ET SEQ.), The Americans With Disabilities Act of 1990 (42 U.S.C. ss. 12101 ET SEQ.), The Rehabilitation Act of 1973 (29 U.S.C. ss. 794) and any applicable state requirements.

         16. PRIORITY. Lender shall have received and approved (a) evidence satisfactory to Lender that prior to and as of the time the Mortgage was filed for record i) no activity or circumstance was visible on or near the Land which would constitute inception of a mechanic's or materialman's lien against the Property, ii) no contract, or memorandum thereof, for construction, design, surveying, or any other service relating to the Project has been filed for record in the county where the Property is located; iii) no mechanic's or materialman's lien claim or notice, lis pendens, judgment, or other claim or encumbrance against the Property has been filed for record in the county where the Property is located or in any other public record which by law provides notice of claims or encumbrances regarding the Property; (b) a certificate or certificates of a reporting service acceptable to Lender, reflecting the results of searches made not earlier than ten (10) days prior to the date of this Agreement, i) of the central and local Uniform Commercial Code records, showing no filings against any of the collateral for the Loan or against Borrower otherwise except as consented to by Lender; and ii) if required by Lender, of the appropriate judgment and tax lien records, showing no outstanding judgment or tax lien against Borrower or any Guarantor.

         17. BONDS. Lender shall have received and approved (a) a performance bond for the Contractor, in form and content satisfactory to Lender and in an amount equal to 100% of the construction price; and (b) a payment bond for the Contractor, in form and content satisfactory to Lender and in an amount equal to 100% of the construction contract price; and if required by Lender duly recorded before any construction is commenced. Each bond shall be issued by a corporate surety acceptable to Lender and authorized and admitted to do business and to execute bonds in the state where the Project is located and shall name Lender as an additional obligee.

         18. PAID TAX RECEIPTS. Lender shall have received and approved satisfactory evidence (a) that all taxes, standby fees and any other similar charges have been paid, including copies of receipts or statements marked "paid" by the appropriate authority; and (b) that the Land is or will be prior to the issuance of the first tax bill coming due after the date of this Agreement, a separate tax lot or lots with separate assessment or assessments of the Land and Improvements, independent of any other land or improvements. For purposes of this Agreement, appropriate notations of paid taxes in the Title Insurance information described above shall satisfy the requirements of (a) herein.

         19. NOTICE TO CONTRACTOR AND LIENORS OF HARD COST REALLOCATION. If the Draw Request requires an amendment to the Budget or reallocation of hard cost items which would require contractor and lienor notice under Section 713.3471(2), Florida Statutes, Borrower, as owner, shall serve the Contractor and all required lienors, written notice in compliance with Section 713.3471(2),

Florida Statutes, and shall deliver such notice to Lender, countersigned by the Contractor and any lienors who have provided notices to owner.

         20. OTHER DOCUMENTS. Borrower and any other person or entity, shall have delivered to Lender, in form and content satisfactory to Lender, such other documents and certificates as Lender may reasonably request.

                                   EXHIBIT "D"

                                     BUDGET

                                   EXHIBIT "E"

                   IDENTIFICATION OF PLANS AND SPECIFICATIONS

                                   EXHIBIT "F"

                                    ADVANCES

         1. DRAW REQUEST. A "DRAW REQUEST" means a properly completed and executed written application by Borrower to Lender in the form of EXHIBIT "F-1" (or in another form approved by Lender) setting forth the amount of Loan proceeds desired, together with such schedules, affidavits, releases, waivers, statements, invoices, bills, and other documents, certificates and information required by Lender. At least five (5) business days before the requested date of each advance, Borrower shall deliver a Draw Request to Lender. Borrower shall be entitled to an advance only in an amount approved by Lender in accordance with the terms of this Agreement and the Loan Documents. Lender shall not be required to make advances more frequently than once each calendar month. Lender shall, only upon the satisfaction of all applicable conditions of this Agreement and the Loan Documents, make the requested advance to Borrower on a business day within five (5) business days after such satisfaction. Each Draw Request, and Borrower's acceptance of any advance, shall be deemed to ratify and confirm that all representations and warranties in the Loan Documents remain true and correct as of the date of the Draw Request and the advance, respectively. Borrower hereby designates Ronald S. DeFerrari or Stacy L. Wagner as having authority to sign all Draw Requests on Borrower's behalf.

         2. ADVANCES. Borrower shall disburse all advances made to Borrower, for payments of the costs and expenses specified in the Budget for which the advances were made, and for no other purpose. Following receipt and approval of a Draw Request, all supporting documentation and information, and receipt and approval of a written or verbal report from Construction Consultant, Lender will determine the amount of the advance it will make in accordance with this Agreement, the Loan Documents, the Budget, and the following standards:

            (a) An initial advance in the amount of the Initial Land Advance will be made for the acquisition of the Land.

            (b) For construction work, advances will be made on the basis of ninety percent (90%) of the costs shown on the application for payment from the contractor reviewed and approved by Lender and the Lender's Construction Consultant of the work or material in place on the Improvements that comply with the terms of the Loan Documents, minus all previous advances and all amounts required to be paid by Borrower, as described in Columns (B) and (C) of the Budget.

            (c) Loan disbursements will be made for the cost of non-construction items on the basis of one hundred percent (100%) of the costs of all approved invoices therefor, up to the maximum amount of such costs set forth in the Loan Budget.

            (d) Advances will not be made for building materials or furnishings that are not yet incorporated into the Improvements ("stored materials") unless the stored materials are in Borrower's possession and satisfactorily stored on the Land, no materials are stored for a time period exceeding forty-five (45) days, Lender has a lien on such materials which is prior to the lien of any other secured party, Lender has received and approved all invoices for the materials to be stored on-site and the aggregate of advances for stored materials that have not yet been incorporated into the Improvements does not exceed the Stored Materials Advance Limit. The advances for stored materials will be limited to 90% of the invoice cost of the materials.

            (e) Lender will not make advances for any Borrower "developer fees".

         3. CONDITIONS TO THE FIRST ADVANCE. As conditions precedent to the first advance hereunder: (a) there shall then exist no Default or any event which, with the giving of notice or the lapse of time, or both, could become a Default; (b) the representations and warranties made in the Loan Documents shall be true and correct; (c) each contract to be made by Borrower for any labor, materials, services and/or other work for or in connection with construction of the Improvements shall have been duly executed and delivered by all parties thereto and shall be fully effective, and Lender shall have received a true, complete executed original counterpart of each such contract;

(d) Borrower must have satisfied the conditions required under the Loan Documents, including those identified in EXHIBIT "C" and Section 4 below; (e) Borrower must have paid all amounts required to be paid by Borrower as described in Columns (B) and (C) of the Budget, and (f) Borrower must have delivered to Lender a Draw Request.

         4. CONDITIONS TO ALL ADVANCES. As conditions precedent to each advance made pursuant to a Draw Request in addition to all other requirements contained in the other Loan Documents, Borrower must satisfy the following conditions, and deliver to Lender evidence of such satisfaction:

            (a) All conditions precedent to the first advance have been and continue to be satisfied.

            (b) No Default or any event which, with the giving of notice or the lapse of time, or both, could become a Default exists.

            (c) The representations and warranties made in the Loan Documents must be true and correct on and as of the date of each advance.

            (d) Each subcontract or other contract for labor, materials, services and/or other work included in a Draw Request shall have been duly executed and delivered by all parties thereto and shall be effective, and Lender shall have received a true, complete copy of a fully executed copy of each such subcontract or other contract as Lender may have requested.

            (e) No mechanics or materialmen's lien or other encumbrance shall have been filed and remain in effect against the Property, and releases or waivers of mechanics' liens and receipted bills showing payment of all amounts due to all parties who have furnished materials or services or performed labor of any kind in connection with the Property shall have been obtained. Additionally, Borrower shall provide an affidavit stating that the advances made up to the date of the signing of the affidavit have been paid to the appropriate parties.

            (f) The Title Insurance shall have been endorsed and down-dated in a manner satisfactory to Lender to increase the coverage by the amount of each advance through the date of each such advance with no additional title change or exception not approved by Lender.

            (g) Lender shall have received written certification by Borrower's Construction Consultant, and if required by Lender by the architect, that to the best of such party's knowledge, information, and belief, construction is in accordance with the Plans, the quality of the work for which the advance is requested is in accordance with the applicable contract, the amount of the advance requested represents work in place based on onsite observations and the data compromising the Draw Request, the work has progressed as indicated, and the applicable contractor is entitled to payment of the amount certified.

            (h) Lender shall have received a foundation survey made immediately after, but in no event later than fifteen (15) days after, the laying of the foundation of each building or structure of the Improvements satisfactory to Lender complying with EXHIBIT "G", and certifying as to the absence of encroachments from, or onto, the Property and compliance of the Improvements, as then-constructed, with zoning laws and other relevant restrictions.

            (i) Lender shall have received within fifteen (15) days after the pouring of concrete for any Improvements, a report satisfactory to Lender and Construction Consultant of the results of concrete tests made at the time the concrete is poured. The concrete tests shall not be made by any of the contractors working on the Improvements.

            (j) Lender shall have received within fifteen (15) days after the compaction of any soil for construction, a report satisfactory to Lender and Construction Consultant of the results of soil tests.

            (k) As of the date of making such advance, no event shall have occurred, nor shall any condition exist, that could have an adverse effect on the enforceability of the Loan Documents, be materially adverse to the financial condition of Borrower, impair the ability of Borrower to fulfill its material obligations under the Loan Documents, or otherwise have any adverse effect whatsoever on the Property.

            (l) The Improvements shall not have been damaged and not repaired.

            (m) Borrower shall have paid all amounts required to be paid by Borrower under Columns (B) and (C) of the Budget.

            (n) Borrower shall have made the Borrower's Deposit if required by
Section 1.4 of this Agreement.

            (o) Borrower shall have delivered to Lender such other information, documents and supplemental legal opinions as may be required by Lender.

            (p) With respect to any advance to pay a contractor, Lender shall have received original applications for payments in form approved by Lender, containing a breakdown by trade and/or other categories acceptable to Lender, executed and certified by each contractor and the architect, accompanied by invoices, and approved by Construction Consultant. Copies of invoices or other acceptable documentation shall be submitted to substantiate Borrower's requests for payment of Project-related "soft costs".

         5. FINAL ADVANCE FOR IMPROVEMENTS. In the case of the final Draw Request, Lender shall have received the following as additional conditions precedent to the requested advance:

            (a) Certificates (on a form to be provided by Lender) from the Borrower, the Contractor and, if required by Lender, from the Construction Consultant, certifying that the Improvements (including any off-site improvements) have been completed in accordance with, and as completed comply with, the Plans and all laws and governmental requirements, together with the AIA G704 Certificate of Substantial Completion form from each of said professionals; and Lender shall have received two (2) sets of detailed signed and sealed "as built" Plans approved in writing by Borrower, the Lender's Construction Consultant, and Contractor. The Plans must include plans and specifications for architectural, structural, mechanical, plumbing, electrical and site development work (including storm drainage, utility lines and landscaping).

            (b) Final affidavits (in a form approved by Lender) from Borrower and the Contractor certifying that each of them and their subcontractors, laborers, and materialmen, as applicable, have been paid in full for all labor and materials for construction of the Improvements; and final lien releases or waivers (in a form approved by Lender) by Borrower, Contractor, and all subcontractors, materialmen, and other parties who have supplied labor, materials, or services for the construction of the Improvements, or who otherwise might be entitled to claim a contractual, statutory or constitutional lien against the Property.

            (c) The Title Insurance shall be endorsed to remove any exception for mechanics' or materialmen's liens or pending disbursements, with no additional title change or exception objectionable to Lender, and with such other endorsements required by Lender.

            (d) Evidence satisfactory to Lender that all laws and governmental requirements have been satisfied, including receipt by Borrower of all necessary governmental licenses, certificates and permits (including certificates of occupancy) with respect to the completion, use, occupancy and operation of the Improvements, together with evidence satisfactory to Lender that all such licenses, certificates, and permits are in full force and effect and have not been revoked, canceled or modified.

            (e) Evidence satisfactory to Lender that all impact fees for the Project have been paid.

            (f) Three (3) copies of a final as-built survey of the Property satisfactory to Lender, showing all Improvements in place, including striping of parking areas and a statement as to the number of parking spaces, and otherwise complying with EXHIBIT "G".

            (g) A certification by the surety that it has approved the final Loan disbursement to the contractor, on an AIA form G707 or such other form as shall be acceptable to Lender.

            (h) At such time as the Improvements are occupied, an evidence certificate of an "all risk" permanent hazard insurance policy must be submitted to Lender. The policy: shall be from a company satisfactory to Lender with an A-XII Best's Rating or better; shall be in an amount satisfactory to Lender; shall include a Replacement Cost and Agreed Amount/Stipulated Value Endorsement; shall include a Sinkhole Endorsement, if appropriate; and shall include provisions for a minimum 30-day advance written notice to Lender of any intended policy cancellation, non-renewal or material modifications; and shall designate Lender as mortgagee and loss payee. Borrower shall submit satisfactory evidence that all insurance premiums have been paid.

         6. DIRECT ADVANCES. Borrower hereby irrevocably authorizes Lender (but Lender shall have no obligation) to advance Loan funds directly to itself to pay interest due on the Loan. Each such direct advance (except for application of a Borrower's Deposit) shall be added to the outstanding principal balance of the Loan and shall be secured by the Loan Documents. Unless Borrower pays such interest from other resources, Lender may advance Loan funds pursuant to this Section for interest payments as and when due. Nothing contained in this Agreement shall be construed to permit Borrower to defer payment of interest on the Loan beyond the date(s) due. The allocation of Loan funds in the Budget for interest shall not affect Borrower's absolute obligation to pay the same in accordance with the Loan Documents. Lender may hold, use, disburse and apply the Loan and the Borrower's Deposit for payment of any obligation of Borrower under the Loan Documents. Borrower hereby assigns and pledges the proceeds of the Loan and any Borrower's Deposit to Lender for such purposes. Lender may advance and incur such expenses as Lender deems necessary for the completion of the Improvements and to preserve the Property and any other security for the Loan, and such expenses, even though in excess of the amount of the Loan, shall be secured by the Loan Documents and shall be payable to Lender on demand. Lender may disburse any portion of any advance at any time, and from time to time, to persons other than Borrower for the purposes specified in this Section and the amount of advances to which Borrower shall thereafter be entitled shall be correspondingly reduced.

         7. CONDITIONS AND WAIVERS. All conditions precedent to the obligation of Lender to make any advance are imposed hereby solely for the benefit of Lender, and no other party may require satisfaction of any such condition precedent or be entitled to assume that Lender will refuse to make any advance in the absence of strict compliance with such conditions precedent. Any requirement of this Agreement may be waived, in whole or in part, in a specific written waiver intended for that purpose and signed by Lender. Lender shall have the right to approve and verify the periodic progress, costs incurred by Borrower, and the estimated costs remaining to be incurred, after consultation with the Construction Consultant. No advance shall constitute an approval or acceptance by Lender of any construction work, a waiver of any condition precedent to any further advance, or preclude Lender from thereafter declaring the failure of Borrower to satisfy such condition precedent to be a Default. No waiver by Lender of any condition precedent or obligation shall preclude Lender from requiring such condition or obligation to be met prior to making any other advance or from thereafter declaring the failure to satisfy such condition or obligation to be a Default.

         8. FUNDING. Borrower shall establish and maintain a special account with Lender into which advances funded directly to Borrower (but no other funds), and excluding direct disbursements made to or by Lender pursuant to this Agreement, shall be deposited by Borrower, and against which checks shall be drawn only for the payment of costs specified in the Budget, but which special account shall not be used for any other purpose. Borrower hereby irrevocably authorizes Lender to deposit each advance requested by Borrower to the credit of Borrower in that account, by wire transfer or other deposit. Advances may also be made, in addition to other methods contemplated herein, at Lender's option, by direct or joint check payment to any or all persons entitled to payment for work or services performed or material furnished in connection with the Project or the Loan, or by having the proceeds thereof made available to the Title Insurer (or its agent) for disbursement. Lender shall not be required to, and has no responsibility to, supervise the proper application or distribution of funds to third parties.

         9. COMPLIANCE WITH PROMPT PAYMENT LAW. Borrower shall comply with the Construction Contract Prompt Payment Law contained in the Florida Construction Lien Law, Chapter 713, FLORIDA STATUTES, notwithstanding Lender's failure or delay in funding any Draw Requests or Lender's cessation of funding Draw Requests in accordance with the terms of this Agreement.

         10. CONSTRUCTION LIEN LAW NOTIFICATION REQUIREMENTS. Borrower hereby authorizes Lender to provide written notices to Contractor and lienors providing notices to owner pursuant to ss. 713.3471(1)(a), FLORIDA STATUTES, and ss. 713.3471(2)(b), FLORIDA STATUTES, to the extent such notices are required by law. Borrower hereby releases Lender and waives all claims it may have against Lender for damages Borrower may incur as a result of Lender's failure to deliver said notices. Borrower hereby agrees to provide all required notices to the Contractor and all lienors providing notices to owner in compliance with ss. 713.3471(2)(a), FLORIDA STATUTES, in a timely fashion.

         11. POST-CLOSING ENVIRONMENTAL ASSESSMENTS. In addition to the environmental report required to be furnished to Lender as a condition precedent to the Loan closing and the First Advance, Lender may, at Lender's sole option, and at the Borrower's expense, require an environmental assessment or updated assessment of the Property by an engineering firm, and of a scope and in form and content satisfactory to Lender, complying with Lender's established guidelines, showing that there is no evidence of any hazardous or toxic substances which have been generated, treated, stored, released or disposed of in the Property, except for such hazardous or toxic substances lawfully used by the Borrower in the ordinary course of Borrower's business operations on the Property, and such additional evidence as may be required by Lender. Borrower agrees at its sole expense to provide such environmental assessments when requested by Lender. If any environmental assessment indicates the past or present use, handling, storage, transportation or disposal of hazardous or toxic materials, except for such hazardous or toxic substances lawfully used by the Borrower in the ordinary course of Borrower's business operations on the Property, such shall constitute a Default by the Borrower under the Loan Documents. Notwithstanding anything contained herein to the contrary, Lender shall not request updated environmental assessments pursuant to this Section unless: (a) the Loan is in Default, or (b) if required by any governmental law or regulation or (c) no more than once in any calendar year for good cause (i.e. Lender has reason to believe the Property has been or is presently being used for the handling, storage, transportation or disposal of hazardous or toxic materials in violation of any governmental law or regulation).

                                  EXHIBIT "F-1"

                                  DRAW REQUEST






                 AIA G702 and G703 Application for Payment forms

                                   EXHIBIT "G"

                               SURVEY REQUIREMENTS


BOUNDARY SURVEY AND FOUNDATION SURVEY

These items are to be included and shown:

1. The complete and correct legal description of the Mortgaged Premises as shown on the title insurance commitment. (NOTE: It must be possible to trace the legal description of the Mortgaged Premises on the survey by following the bearings and dimensions around the boundaries of the Mortgaged Premises.)

2. The location of all recorded easements and unrecorded easements ascertainable by an inspection of the Mortgaged Premises, which benefit or burden the Mortgaged Premises. (NOTE: All recorded easements are to be (1) identified by a document recording number or other document reference or (2) identified as not plottable with the reason stated.)

3. The location of all adjoining streets, roads, highways and alleys, with names, rights-of-way widths, and distances from the Mortgaged Premises noted. If none adjoin the Mortgaged Premises, then the location of the nearest public street, road or highway and its distance from the Mortgaged Premises.

4. The location of public access to the Mortgaged Premises.

5. A directional indicator.

6. The street address, if known, of any existing improvements.

7. The dimensions of the Mortgaged Premises and the dimensions and location of existing improvements as measured in all directions from property lines.

8. The perimeter dimensions of existing improvements.

9. Interior lot lines, if any.

10. All applicable governmental set-back lines.

11. The location of existing connections and on-site utility and service lines for natural gas, electricity, water, and sanitary storm.

12. The area of the Mortgaged Premises.

13. State whether or not the property appears on any U.S. Department of H.U.D. FLOOD INSURANCE BOUNDARY MAP and, if so, further state the map number, map date and the property's flood zone as determined from the map.

14. Ingress and egress easements over the property, curb cuts, and driveways as may be shown on site plan.

15. Identify mineral rights and if there is right to subsurface entry.

                                   EXHIBIT "G"

16.      The following certificate of surveyor:

         "The undersigned hereby certifies to NATIONSBANK, N.A., PLASMA-THERM, INC., AND FIRST AMERICAN TITLE INSURANCE COMPANY that (a) this survey is true and correct and was made on the ground under my supervision as per the field notes shown hereon and correctly shows the boundary lines, dimensions and area of the land indicated hereon and each individual parcel thereof indicated hereon; (b) all monuments shown hereon actually exist, and the location, size and type of such monuments are correctly shown; (c) this survey correctly shows the size, location and type of all buildings, structures, other improvements and visible items on the subject Property; (d) this survey correctly shows the location and dimensions of all alleys, streets, roads, rights-of-way, easements, building setback lines and other matters of record of which the undersigned has been advised affecting the subject Property according to the legal description in such easements and other matters (with instrument, book, and page number indicated); (e) except as shown, there are not visible (1) improvements, easements, rights-of-way, party walls, drainage ditches, streams, uses, discrepancies or conflicts, (2) encroachments onto adjoining premises, streets, or alleys by any of said buildings, structures, or other improvements, (3) encroachments onto the subject Property by buildings, structures, or other improvements on adjoining premises, or (4) encroachments on any easement, building setback line or other restricted area by any buildings, structures or other improvements on the subject property, (f) the subject property abuts a dedicated public street or road as shown hereon, and (g) meets the minimum technical standards set forth by the Florida Board of Land Surveyors pursuant to ss. 472.027, FLORIDA STATUTES and Chapter 61G17-6 Florida Administrative Code."


                     (SEAL)        Dated this _____ day of ______________, 1998

                                         (LICENSED SURVEYOR'S NAME)
                                   --------------------------------------------
                                   By:      (ORIGINAL SIGNATURE)
                                   --------------------------------------------

AS-BUILT SURVEY:

In addition to the requirements listed above, include these items:

1.       Location of walkways.

2.       Street address of each building.

3. Location and size of all paved parking areas with striping and indicating number of parking spaces.

                                   EXHIBIT "G"

                       SURVEYOR'S REPORT AND CERTIFICATION

I hereby certify to NationsBank, N.A. and First American Title Insurance Company, as of ____________________, 1998, that I am a duly registered land surveyor of the State of Florida; that the attached plat of survey is made at least in accordance with the minimum standards established by the State of Florida for surveys and land surveyors; that I have made an accurate survey of the premises situated at _____________________________________________ (See
Exhibit "A" attached hereto) known as Street Numbers ________________________ and shown on the attached plat of survey dated _______________________, under Order No. ______________. In connection with such survey, I made a careful inspection of said premises on __________________, 199___, and at the time of inspection, I found to be in possession of said premises _______________________________________ as ________________________. (Tenant or
Owner).

I made a specific examination with respect to (and the survey correctly shows the location of) the following items and report the existence of evidence of the following (if none, state "none"):

1. Rights of way, including those for roads, lanes, driveways or walks across said premises serving other property:___________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________

2. Streams, ponds or lakes located, bordering on or running through said premises:_______________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________

3. Telephone, telegraph or electric power poles or wires overhanging or crossing said premises and serving other property or properties:_________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________

4. Underground installations such as sewers, water pipes, gas or oil pipe lines, conduits, across said premises:_________________________________________________
________________________________________________________________________________
________________________________________________________________________________

5. Drainage ditches or underground drain tile across said premises:_____________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________

6. Joint driveways or walkways; party or curtain walls, beam rights, porches; steps or roofs used in common or joint garages:_________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________

                                   EXHIBIT "G"

7. Encroachments, or overhanging projections. (If a building or its eaves, fire escapes, bay windows, doors, flue pipes, stoops, or areaways, or signs affixed thereto, or its fences, walks, drives, gates or entrances encroach upon or overhang adjoining properties, or similar adjoining properties, or similar adjoining structures encroach upon or overhang the subject premises, specify all of same, and if buildings are substantially on property lines, indicate if walls are plumb and if foundations and footings are within required building setback lines:__________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________

8. Physical evidence of boundary lines on all sides. (Be specific as to how boundary lines are evidenced, that is, by fences, plantings, etc.; indicate whether same differ from deed lines and whether there is evidence of disagreement as to boundaries):____________________________
         _______________________________________________________________________
         _______________________________________________________________________
         _______________________________________________________________________

9. Any unusual elements of use or possession affecting said premises (cemeteries, parks, etc.):______________________________________________________
________________________________________________________________________________

10. Evidence of contemplated, commenced, or newly completed construction (be specific as to what has been done):_____________________________________________
________________________________________________________________________________
________________________________________________________________________________

I have examined the Flood Insurance Rate map for ______________ County,_________ _________________ Community Panel Number ________ Panel _________ of ___________
dated _______________ and hereby certify that this property (IS/IS NOT) located in a Special Flood Hazard Area as determined by the Department of Housing and Urban Development.


     By: ___________________________
            Signature of Surveyor
            Registered Number:


            (Official Seal)

                                 PROMISSORY NOTE

$4,500,000.00                                                February 18, 1999
                                                       St. Petersburg, Florida

      1. PAYMENT SCHEDULE AND MATURITY DATE. FOR VALUE RECEIVED, the undersigned (herein called "Maker," whether one or more) hereby promises to pay to the order of NATIONSBANK, N.A., a national banking association ("Lender") without offset, in immediately available funds in lawful money of the United States of America, at Real Estate Loan Administration, 400 North Ashley Drive (FL1-010-07-01), in the City of Tampa, Hillsborough County, Florida 33602, the principal sum of FOUR MILLION FIVE HUNDRED THOUSAND AND NO/100 DOLLARS ($4,500,000.00) (or the unpaid balance of all principal advanced against this Note, if that amount is less) together with interest on the unpaid principal balance of this Note from day to day outstanding as hereinafter provided, as follows:

      The entire principal balance of this Note then unpaid shall be due and payable and shall be paid on April 18, 2000, the final maturity of this Note (the "Maturity Date"). Accrued unpaid interest for the preceding month shall be due and payable and shall be paid commencing on the last day of March, 1999, and on the last day of each succeeding month thereafter immediately following the month for which said interest has accrued until the Maturity Date.

At Maker's option, the Maturity Date may be extended to April 18, 2005 (the "Extension Maturity Date"), if on or before the Maturity Date the following conditions have been satisfied:

            a. Maker has delivered written notice of its intention to exercise the extension option to extend the Maturity Date no less than 30 days prior to the Maturity Date.

            b. Maker has complied with all terms and conditions of the Loan Agreement and Loan Documents (as defined below), including, without limitation, that construction of the Improvements, and the installation of any required items of tangible property, have been completed; and Maker has submitted an acceptable title policy or current "update" endorsement thereto to Lender;

            c. At the time Maker delivers its written notice of intention to exercise the extension option and as of the Maturity Date, no Default then exists, nor any condition or state of facts which after notice and/or lapse of time would constitute a Default under this Note, the Loan Agreement, or the Loan Documents (as defined below);

            d. If required by Lender, Maker has executed an extension agreement and such other documentation as Lender may require;

            e. There has been no adverse change in the financial condition of Maker or any guarantors of this Note or with respect to the Property which is the collateral for this Note.

            f. All applicable regulatory requirements, including appraisal requirements as determined by Lender, shall have been satisfied with respect to the extension of the Maturity Date.

The time period between the Maturity Date and the Extension Maturity Date is referred to as the "Term Phase." During the Term Phase equal monthly payments of principal and interest in an amount calculated based upon the applicable interest rate as applied to the outstanding principal amount of this Note, and amortized over a fifteen (15) year period shall be due and payable and shall be paid commencing on the earlier of (i) the last day of the fourteenth (14th) month following the date of this Note, or (ii) the last day of the first (1st) month following the first (1st) day of the Term Phase, and shall continue on the last day of each subsequent month thereafter until the Extension Maturity Date.

            Whether or not the extension becomes effective, Maker shall pay all out-of-pocket costs and expenses incurred by Lender in connection with processing Maker's request to exercise its extension option, and all costs and expenses incurred by Maker in connection with documenting the extension (both pre- and post-closing), including but not limited to such costs and expenses as are outlined and described in Section 4.7 of the Loan Agreement, and all such costs and expenses shall be due and payable upon the Lender's demand.

      2. SECURITY; LOAN DOCUMENTS. The security for this Note includes a Mortgage, Assignment of Rents and Security Agreement which, as it may have been or may hereafter be amended, restated, modified or supplemented from time to time, is herein called the "Mortgage" dated February 18, 1999, from PLASMA-THERM, INC., a Florida corporation to Lender, encumbering certain property in Pinellas County, Florida described therein (the "Property"). This Note, the Mortgage, the loan commitment letter from Lender to Maker dated April 16, 1998, as amended by letters dated September 10, 1998 and December 3, 1998, the construction loan agreement between Maker and Lender of even date herewith and the Credit Agreement between Lender and Maker dated April 18, 1997, as amended by Amendment to Credit Agreement dated March 25, 1998, and a Second Amendment to Credit Agreement executed simultaneously herewith (collectively, the "Loan Agreement"), UCC Financing Statements of even date to be filed for record in the public records of Pinellas County, Florida and in the Office of the Secretary of State of the State of Florida (the "Financing Statements"), Collateral Assignment of General Construction Contract, Subcontracts, Plans and Specifications and Permits, Collateral Assignment of Professional Agreements and Plans and Specifications and Permits and any other documents now or hereafter securing, guaranteeing or executed in connection with the loan evidenced by this Note, are, as the same have been or may be amended, restated, modified or supplemented from time to time, herein sometimes called individually a "Loan Document" and together the "Loan Documents." All of the terms, definitions, conditions and covenants of the Loan Documents are expressly made a part of this

Note by reference in the same manner and with the same effect as if set forth herein at length, and any holder of this Note is entitled to the benefit of and remedies provided in the Loan Documents. Subject to the terms and conditions of this Note and the Loan Documents, Lender shall advance funds to Maker pursuant to the terms of the Loan Agreement.

      3. INTEREST RATE. Subject to the further provisions of this Section 3, the unpaid principal balance of this Note from day to day outstanding which is not past due shall bear interest at a rate per annum equal to the lesser of (i) the Maximum Rate (hereinafter defined) or (ii) the Stated Rate (hereinafter defined) computed on the Annual Basis (hereinafter defined). The term "Stated Rate" as used in this Note means the following:

      A floating rate equal to 225 basis points above the "Variable Adjusted LIBOR Rate", adjusted daily. Prior to commencement of the Term Phase, Maker will be required to execute an Interest Rate Swap Protection Agreement to hedge the risk of variable interest rate volatility or fluctuations of interest rates, which Agreement shall be in form and content acceptable to Lender. Interest shall be computed based upon the actual number of days the Loan is outstanding and as if each year were composed of 360 days.

      For purposes of this Note, the "LIBOR Rate" for a particular day shall be the interest rate as published in the final New York edition of THE WALL STREET JOURNAL as the appropriate London InterBank Offered Rate (LIBOR) for such particular day for a non-domestic certificate of deposit in an amount approximately equal to the amount of the Note having a term of thirty (30) days, or if THE WALL STREET JOURNAL is not published on any such date, then as published therein for the immediately preceding business day provided, however, that in the event that THE WALL STREET JOURNAL is not published, or does not report the London InterBank Offered Rate, for three consecutive business days, then the "LIBOR Rate" shall be deemed to the interest rate which it would be necessary for Lender to pay in connection with a sale by Lender, if possible, of a certificate of deposit for a non-domestic deposit in an amount approximately equal to the amount of the Note and having a term of thirty (30) days. The "Variable Adjusted LIBOR Rate" for a particular day shall be equal to the quotient of (1) the LIBOR Rate divided by (2) the difference of (a) one minus (b) the maximum rate (expressed as a decimal) of all reserve requirements (including, without limitation, any marginal, emergency, supplemental, special or other reserves) applicable from time to time to any member bank of the Federal Reserve System, in respect to Eurocurrency liabilities as specified in Regulation D (or any successor category of liabilities under Regulation D). The computation of the Variable Adjusted LIBOR Rate shall also include such adjustments as may be necessary in respect to impositions on Lender for Federal Deposit Insurance Corporation insurance and other insurance, fees, assessments and surcharges which occur because of Lender's sale of a certificate of deposit which would establish the LIBOR Rate or for insuring time deposits. The LIBOR Rate used in determining the Variable Adjusted LIBOR Rate for a particular day shall be the LIBOR Rate for such day if the interest rate is published in THE WALL STREET JOURNAL as specified above, and otherwise shall be the LIBOR Rate which is two "business days" prior to the date of determination, or if such day is not a business day, then the next preceding business day.

If a Variable Rate applies, then (i) the Stated Rate shall, unless otherwise specified herein and subject to clause (ii) following, change with each change in such Variable Rate as of the date of any such change, without notice, subject always to the limitations set out in this Section 3; and (ii) if on any day the Variable Rate shall exceed the maximum permitted by application of the Maximum Rate in effect on that day, the Variable Rate shall be limited to, but shall remain at and vary with, the maximum permitted by application of the Maximum Rate on that day and on each day thereafter until the total amount of interest accrued at the Variable Rate on the unpaid balance of this Note equals the total amount of interest which would have accrued if there were no limitation by the Maximum Rate, or until the earlier payment in full of this Note.

The interest rate charged hereunder is authorized by FLORIDA STATUTES ss. 687.12
(1997).

The "Annual Basis" referred to in this Note means computation of interest for the actual number of days elapsed and as if each year were composed of 360 days.

However, use of the Annual Basis is subject always to limitation by the Maximum Rate and in no event shall any such computation result in an amount of interest in excess of the Maximum Amount (hereinafter defined). In any event, all interest at the Maximum Rate shall be computed on the Annual Basis of 365 days (366 in a leap year).

Any principal of, and to the extent permitted by applicable law, any interest on this Note, and any other sum payable hereunder, which is not paid when due shall bear interest, from the date due and payable until paid, payable on demand, at a rate per annum (the "Default Rate") equal to the lesser of (i) three percent (3%) above the Stated Rate or (ii) the Maximum Rate.

The term "Maximum Rate" as used in this Note means the maximum nonusurious rate of interest per annum permitted by whichever of applicable United States federal law or the law of the state indicated in Paragraph 10 hereof permits the higher interest rate, including to the extent permitted by applicable law, any amendments thereof hereafter or any new law hereafter coming into effect to the extent a higher Maximum Rate is permitted thereby. The Maximum Rate shall be applied by taking into account all amounts characterized by applicable law as interest on the debt evidenced by this Note, so that the aggregate of all interest does not exceed the maximum nonusurious amount permitted by applicable law (the "Maximum Amount").

      4. LATE CHARGES. Should Maker fail to pay the installments of interest or principal (if applicable) on any due date provided herein, the Maker further promises to pay a late payment charge equal to four percent (4%) of the amount of the unpaid installment as liquidated compensation to Lender for the extra expense to Lender to process and administer the late payment, Maker agreeing, by execution hereof, that any other measure of compensation for a late payment is speculative and impossible to compute. This provision for late charges shall not be deemed to extend the time for payment or be a "grace period" or "cure period" that gives Maker a right to cure a Default. Imposition of late charges is not contingent upon the giving of any notice or lapse of any cure period provided for in the Mortgage or other Loan Documents and shall not be deemed a waiver of any right or remedy of Lender including without limitation, acceleration of this Note.

      5. PREPAYMENT. The Maker may prepay the principal balance of this Note, in full at any time or in part from time to time, without payment of any prepayment fee, provided that (i) Lender shall have actually received from Maker at least five (5) business days' prior written notice of Maker's intent to prepay, of the amount of principal which will be prepaid (the "Prepaid Principal") and of the date on which the prepayment will be made; (ii) each prepayment shall be in the amount of $1,000.00 or a larger integral multiple of $1,000.00 (unless the prepayment retires the outstanding balance of this Note in full); and (iii) each prepayment shall be in the amount of 100% of the Prepaid Principal, plus any due and unpaid interest thereon to the date of prepayment, plus any other sums which have become due to Lender under the Loan Documents on or before the date of prepayment but have not been paid.

If this Note is prepaid in full, any commitment of Lender for further advances shall automatically terminate. Any partial prepayment shall be applied in accordance with Paragraph 6 below and shall not postpone the due date of any subsequent installments or the Maturity Date, or change the amount of such installments due, unless Lender shall otherwise agree in writing, and further except that any prepayments which represent partial release fees in accordance with the terms of the Loan Agreement, shall be credited to the then next due principal paydown required in this Note.

      6. CERTAIN PROVISIONS REGARDING PAYMENTS. All payments made as scheduled on this Note shall be applied, to the extent thereof, to any due and unpaid interest, unpaid principal, and any other sums due and unpaid to Lender under the Loan Documents, in such manner and order as Lender may elect in its discretion. All prepayments on this Note shall be applied, to the extent thereof, first, to any due and unpaid interest on the amount prepaid, next to the remaining principal installments, and last to any other sums due and unpaid to Lender under the Loan Documents. Except to the extent that specific provisions are set forth in this Note or another Loan Document with respect to application of payments, all payments received by the holder hereof shall be applied, to the extent thereof, to the indebtedness secured by the Mortgage in such manner and order as Lender may elect in its discretion, any instructions from Maker or anyone else to the contrary notwithstanding. Remittances in payment of any part of the indebtedness other than in the required amount in immediately available U.S. funds shall not, regardless of any receipt or credit issued therefor, constitute payment until the required amount is actually received by the holder hereof in immediately available U.S. funds and shall be made and accepted subject to the condition that any check or draft may be handled for collection in accordance with the practice of the collecting bank or banks. Acceptance by the holder hereof of any payment in an amount less than the amount then due on any indebtedness shall be deemed an acceptance on account only and shall not in any way excuse the existence of a Default (hereinafter defined).

      7. DEFAULT/ACCELERATION. It shall be a default ("Default") under this Note and each of the other Loan Documents if (a) any principal, interest or other amount of money due under this Note is not paid in full when due, regardless of how such amount may have become due; or (c) there shall occur any default or Event of Default under the Mortgage or any other Loan Document. Upon the occurrence of a Default, the holder hereof shall have the right to declare the unpaid principal balance and accrued but unpaid interest on this Note at once due and payable (and upon such acceleration, the same shall be at once due and payable without presentation, demand, protest or notice of any kind, which are all hereby waived by Maker, and this Note shall thereafter bear interest at the Default Rate), to foreclose any liens and security interests securing payment hereof and to exercise any of its other rights, powers and remedies under this Note, under any other Loan Document, or at law or in equity.

All of the rights, remedies, powers and privileges (together, "Rights") of the holder hereof provided for in this Note and in any other Loan Document are cumulative of each other and of any and all other Rights at law or in equity. The resort to any Right shall not prevent the concurrent or subsequent employment of any other appropriate Right. No single or partial exercise of any Right shall exhaust it, or preclude any other or further exercise thereof, and every Right may be exercised at any time and from time to time. No failure by the holder hereof to exercise, nor delay in exercising any Right, including but not limited to the right to accelerate the maturity of this Note, shall be construed as a waiver of any Default or as a waiver of the Right. Without limiting the generality of the foregoing provisions, the acceptance by the holder hereof from time to time of any payment under this Note which is past due or which is less than the payment in full of all amounts due and payable at the time of such payment, shall not (i) constitute a waiver of or impair or extinguish the right of the holder hereof to accelerate the maturity of this Note or to exercise any other Right at the time or at any subsequent time, or nullify any prior exercise of any such Right, or (ii) constitute a waiver of the requirement of punctual payment and performance or a novation in any respect.

If any holder of this Note retains an attorney in connection with any Default or at the Maturity Date or to collect, enforce or defend this Note or any other Loan Document in any lawsuit, at trial, or in any appellate, probate, reorganization, bankruptcy or other proceeding, or if Maker sues any holder in connection with this Note or any other Loan Document and does not prevail, then Maker agrees to pay to each such holder, in addition to principal, interest and any other sums owing to Lender under the Loan Documents, all reasonable costs and expenses incurred by such holder in trying to collect this Note or in any such suit or proceeding, including without limitation reasonable attorneys' fees, paralegals' fees and costs.

      8 CONTROLLING AGREEMENT. All parties to the Loan Documents intend to comply with applicable usury law. All existing and future agreements regarding the debt evidenced by this Note are hereby limited and controlled by the provisions of this Section. In no event (including but not limited to prepayment, default, demand for payment, or acceleration of maturity) shall the interest taken, reserved, contracted for, charged or received under this Note or under any of the other Loan Documents or otherwise, exceed the maximum nonusurious amount permitted by applicable law (the "Maximum Amount"). If, from any possible construction of any document, interest would otherwise be payable in excess of the Maximum Amount, then IPSO FACTO, such document shall be reformed and the interest payable reduced to the Maximum Amount, without necessity of execution of any amendment or new document. If the holder hereof ever receives interest in an amount which apart from this provision would exceed the Maximum Amount, the excess shall, without penalty, be refunded to the payor, or at the option of such payor, be applied to the unpaid principal of this Note in inverse order of maturity of installments and not to the payment of interest. The holder hereof does not intend to charge or receive unearned interest on acceleration. All interest paid or agreed to be paid to the holder hereof shall be spread throughout the full term (including any renewal or extension) of the debt so that the amount of interest does not exceed the Maximum Amount.

      9. MANDATORY ARBITRATION. Any controversy or claim between or among the parties hereto including but not limited to those arising out of or relating to this Note or any related agreements or instruments, including any claim based on or arising from an alleged tort, shall be determined by binding arbitration in accordance with the Federal Arbitration Act (or if not applicable, the applicable state law), the Rules of Practice and Procedure for the Arbitration of Commercial Disputes of Judicial Arbitration and Mediation Services, Inc. (J.A.M.S.), and the "Special Rules" set forth below. In the event of any inconsistency, the Special Rules shall control. Judgment upon any arbitration award may be entered in any court having jurisdiction. Any party to this Note may bring an action, including a summary or expedited proceeding, to compel arbitration of any controversy or claim to which this Note applies in any court having jurisdiction over such action.

            (a) SPECIAL RULES. The arbitration shall be conducted in Pinellas County, Florida, and administered by Endispute, Inc. d/b/a J.A.M.S./Endispute who will appoint an arbitrator; if J.A.M.S./Endispute is unable or legally precluded from administering the arbitration, then the American Arbitration Association will serve. All arbitration hearings will be commenced within 90 days of the demand for arbitration; further, the arbitrator shall only, upon a showing of cause, be permitted to extend the commencement of such hearing for up to an additional 60 days.

            (b) RESERVATIONS OF RIGHTS. Nothing in this Note shall be deemed to
(i) limit the applicability of any otherwise applicable statutes of limitation or repose and any waivers contained in this Note; or (ii) be a waiver by the Lender of the protection afforded to it by 12 U.S.C. ss. 91 or any substantially equivalent state law; or (iii) limit the right of the bank hereto (A) to exercise self help remedies such as (but not limited to) setoff, or (B) to foreclose against any real or personal property collateral, or (C) to obtain from a court provisional or ancillary remedies such as (but not limited to) injunctive relief or the appointment of a receiver. The Lender may exercise such self help rights, foreclose upon such property, or obtain such provisional or ancillary remedies before, during or after the pendency of any arbitration proceeding brought pursuant to this Note. At Lender's option, foreclosure under a deed of trust or mortgage may be accomplished by any of the following: the exercise of a power of sale under the deed of trust or mortgage, or by judicial sale under the deed of trust or mortgage, or by judicial foreclosure. Neither this exercise of self help remedies nor the institution or maintenance of an action for foreclosure or provisional or ancillary remedies shall constitute a waiver of the right of any party, including the claimant in any such action, to arbitrate the merits of the controversy or claim occasioning resort to such remedies.

      10. GENERAL PROVISIONS. Time is of the essence hereunder. If more than one person or entity executes this Note as Maker, all of said parties shall be jointly and severally liable for payment of the indebtedness evidenced hereby. Maker and all sureties, endorsers, guarantors and any other party now or hereafter liable for the payment of this Note in whole or in part, hereby severally (i) waive demand, presentment for payment, notice of dishonor and of nonpayment, protest, notice of protest, notice of intent to accelerate, notice of acceleration and all other notices (except any notices which are specifically required by this Note or any other Loan Document), filing of suit and diligence in collecting this Note or enforcing any of the security herefor; (ii) agree to any substitution, subordination, exchange or release of any such security or the release of any party primarily or secondarily liable hereon; (iii) agree that the holder hereof shall not be required first to institute suit or exhaust its remedies hereon against Maker or others liable or to become liable hereon or to perfect or enforce its rights against them or any security herefor; (iv) consent to any extensions or postponements of time of payment of this Note for any period or periods of time and to any partial payments, before or after maturity, and to any other indulgences with respect hereto, without notice thereof or further consent of Maker or any guarantors to any of them; and (v) submit (and waive all rights to object) to non-exclusive personal jurisdiction in the State of Florida, and venue in the county in which payment is to be made as specified in Section 1 of this Note or in Pinellas County, Florida, for the enforcement of any and all obligations under this Note and the Loan Documents.

A determination that any provision of this Note is unenforceable or invalid shall not affect the enforceability or validity of any other provision and the determination that the application of any provision of this Note to any person or circumstance is illegal or unenforceable shall not affect the enforceability or validity of such provision as it may apply to other persons or circumstances. The remaining provisions of this Note shall remain operative and in full force and effect and shall in no way be affected prejudiced, or disturbed thereby. This Note may not be amended except in a writing specifically intended for the purpose and executed by the party against whom enforcement of the amendment is sought. In the event any provisions of this Note are inconsistent with the provisions of the Loan Documents, or any other agreements or documents executed in connection with this Note, this Note shall control. The holder of this Note may, from time to time, sell or offer to sell the loan evidenced by this Note, or interests therein, to one or more assignees or participants and is hereby authorized to disseminate any information it has pertaining to the loan evidenced by this Note, including, without limitation, any security for this Note and credit information on Maker, any of its principals and any guarantor of this Note, to any such assignee or participant or prospective assignee or prospective participant, and to the extent, if any, specified in any such assignment or participation, such assignee(s) or participant(s) shall have the rights and benefits with respect to this Note and the other Loan Documents as such person(s) would have if such person(s) were Lender hereunder. Maker warrants and represents to Lender and all other holders of this Note that the loan evidenced by this Note is and will be for business or commercial purposes and not primarily for personal, family, or household use. The terms, provisions, covenants and conditions hereof shall be binding upon Maker and the heirs, devisees, representatives, successors and assigns of Maker. Captions and headings in this Note are for convenience only and shall be disregarded in construing it. The pronouns used in this instrument shall be construed as masculine, feminine or neuter as the occasion may require. Use of the singular includes the plural, and vice versa. Any reference herein to a day or business day shall be deemed to refer to a banking day which shall be a day on which Lender is open for the transaction of business, excluding any national holidays, and any performance which would otherwise be required on a day other than a banking day shall be timely performed in such instance, if performed on the next succeeding banking day. Notwithstanding such timely performance, interest shall continue to accrue hereunder until such payment or performance has been made.

      THIS NOTE, AND ITS VALIDITY, ENFORCEMENT AND INTERPRETATION, SHALL BE GOVERNED BY FLORIDA LAW (WITHOUT REGARD TO ANY CONFLICT OF LAWS PRINCIPLES) AND APPLICABLE UNITED STATES FEDERAL LAW.

      THE WRITTEN LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

      THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

      IN WITNESS WHEREOF, Maker has duly executed this Note as of the date first above written.

                                       MAKER:

                                       PLASMA-THERM, INC., a Florida corporation

                                       By: /s/ STACY L. WAGNER
                                               ---------------------------------
                                               Stacy L. Wagner, Vice President
                                               and Chief Financial Officer

                                                      (CORPORATE SEAL)
                                       9

             MORTGAGE, ASSIGNMENT OF RENTS AND SECURITY AGREEMENT

            THIS MORTGAGE, ASSIGNMENT OF RENTS AND SECURITY AGREEMENT (the "Mortgage"), made as of the 18th day of February, 1999, between PLASMA-THERM, INC., a Florida corporation (the "Mortgagor"), as mortgagor and debtor, whose principal place of business is 10050 16th Street North, St. Petersburg, Florida 33716, and NATIONSBANK, N.A., a national banking association (the "Mortgagee"), as mortgagee and secured party, whose address is 400 North Ashley Drive (FL1-010-07-01), Tampa, Florida 33602.

                                    ARTICLE I

                         DEFINITIONS, HEADINGS, RULES OF
                       CONSTRUCTION AND SECURITY AGREEMENT

            1.1 DEFINITIONS. As used in this Mortgage and in the exhibits attached hereto, the following terms shall have the following meanings herein specified, such definition to be applicable equally to the singular and plural forms of such terms:

                (a) COMMITMENT: The commitment letter from Mortgagee to Mortgagor dated April 16, 1998, as amended by letters dated September 10, 1998 and December 3, 1998.

                (b) DEFAULT RATE: The Default Rate as defined in the Note.

                (c) ENVIRONMENTAL CLAIM: Any investigative, enforcement, cleanup, removal, containment, remedial or other private or governmental or regulatory action at any time threatened, instituted or completed pursuant to any applicable Environmental Requirement, against Mortgagor or against or with respect to the Mortgaged Property or any condition, use or activity on the Mortgaged Property (including any such action against Mortgagee), and any claim at any time threatened or made by any person against Mortgagor or against or with respect to the Mortgaged Property or any condition, use or activity on the Mortgaged Property (including any such claim against Mortgagee), relating to damage, contribution, cost recovery, compensation, loss or injury resulting from or in any way arising in connection with any Hazardous Material or any Environmental Requirement.

                (d) ENVIRONMENTAL LAW: Any federal, state or local law, statute, ordinance, code, rule, regulation, license, authorization, decision, order, injunction, decree, or rule of common law, and any judicial or agency interpretation of any of the foregoing, which pertains to health, safety, any Hazardous Material, or the environment (including but not limited to ground or air or water or noise pollution or contamination, and underground or above ground tanks) and shall include without limitation, the Solid Waste Disposal Act, 42 U.S.C. ss. 6901 ET SEQ.; the Comprehensive Environmental Response, Compensation and Liability Act of 1980, 42 U.S.C. ss. 9601 ET SEQ. ("CERCLA"), as amended by the Superfund Amendments and Reauthorization Act of 1986 ("SARA"); the Hazardous Materials Transportation Act, 49 U.S.C. ss. 1801 ET SEQ.; the Federal Water Pollution Control Act, 33 U.S.C. ss. 1251 ET SEQ.; the Clean Air Act, 42 U.S.C. ss. 7401 ET SEQ.; the Toxic Substances Control Act, 15 U.S.C. ss. 2601 ET SEQ.; the Safe Drinking Water Act, 42 U.S.C. ss. 300f ET SEQ.; the Florida Resource Recovery and Management Act, the Water Quality Assurance Act of 1983, The Florida Resource Conversation and Recovery Act, the Florida Air and Water Pollution Control Act, The Florida Safe Drinking Water Act, The Pollution Spill Prevention and Control Act and any other local, state or federal environmental statutes, and all rules, regulations, orders and decree now or hereafter promulgated under any of the foregoing, as any of the foregoing now exist or may be changed or amended or come into effect in the future.

                (e) ENVIRONMENTAL REQUIREMENT: Any Environmental Law, agreement or restriction (including but not limited to any condition or requirement imposed by any insurance or surety company), as the same now exists or may be changed or amended or come into effect in the future, which pertains to health, safety, any Hazardous Material, or the environment, including but not limited to ground or air or water or noise pollution or contamination, and underground or above ground tanks.

                (f) EVENTS OF DEFAULT: Those events described in Article VII hereof.

                                    This instrument prepared by and returned to:
                                                                  MARY JO CARNEY
                                       Powell, Carney, Hayes & Silverstein, P.A.
                                                            Post office Box 1689
                                                   St. Petersburg, FL 33731-1689

                (g) FIXTURES: All property and equipment now owned or hereafter acquired by Mortgagor and now or hereafter located under, on, or above the Land, whether or not permanently affixed, which, to the fullest extent permitted by applicable law in effect from time to time, shall be deemed fixtures and a part of the Land.

                (h) FUTURE ADVANCES: Any loan of money from Mortgagee to Mortgagor made within twenty (20) years from the date hereof. The total amount of such loan or loans may decrease or increase from time to time, but the total unpaid aggregate balance secured by this Mortgage at any one time shall not exceed $9,000,000.00, plus interest thereon, and any disbursements made for the payment of the Impositions (whether taxes, levies or otherwise), insurance, or other liens on the Mortgaged Property, with interest on such disbursements. The Mortgagee has no obligation, whatsoever, to make a Future Advance.

                (i) GOVERNMENTAL AUTHORITY: Any (domestic or foreign) federal, state, county, municipal or other governmental department, entity, authority, commission, board, bureau, court, agency or any instrumentality of any of them.

                (j) GOVERNMENTAL REQUIREMENT: Any law, enactment, statute, code, ordinance, order, rule, regulation, judgment, decree, writ, injunction, franchise, permit, certificate, license, authorization, or other direction or requirement of any Governmental Authority now existing or hereafter enacted, adopted, promulgated, entered, or issued applicable to Mortgagee, Mortgagor or the Mortgaged Property, including, without limitation, any Environmental Law.

                (k) HAZARDOUS MATERIAL: Any substance, whether solid, liquid or gaseous which is listed, defined or regulated as a "hazardous substance," "hazardous waste," or "solid waste," or pesticide or otherwise classified as hazardous or toxic, in or pursuant to any Environmental Requirement; or which is or contains asbestos, radon, any polychlorinated biphenyl, urea formaldehyde foam insulation, explosive or radioactive material, or motor fuel or other petroleum hydrocarbons; which causes or poses a threat to cause a contamination or nuisance on the Mortgaged Property or any adjacent property or a hazard to the environment or to the health or safety of persons on the Mortgaged Property.

                (l) IMPOSITIONS: All (i) real estate and personal property taxes and other taxes and assessments, public or private; utility rates and charges including those for water and sewer; all other governmental and non-governmental charges and any interest or costs or penalties with respect to any of the foregoing; and charges for any public improvement, easement or agreement maintained for the benefit of or involving the Mortgaged Property, general and special, ordinary and extraordinary, foreseen and unforeseen, of any kind and nature whatsoever that at any time prior to or after the execution of this Mortgage may be assessed, levied or imposed upon the Mortgaged Property or the Rent or income received therefrom, or any use or occupancy thereof, (ii) other taxes, assessments, fees and governmental and non-governmental charges levied, imposed or assessed upon or against Mortgagor or any of its properties and (iii) taxes levied or assessed upon this Mortgage, the Note, and the other Obligations, or any of them.

                (m) IMPROVEMENTS: All buildings, structures, appurtenances and improvements, including all additions thereto and replacements and extensions thereof, now constructed or hereafter to be constructed under, on or above the Land, which term includes any part thereof.

                (n) JUNIOR MORTGAGE: Any mortgage permitted by Mortgagee which now or hereafter encumbers all or any portion of the Mortgaged Property and which is junior or subordinate to the lien of this Mortgage, which term shall collectively refer to all such mortgages and the note or notes secured thereby.

                (o) LAND: The real property described in Exhibit "A" attached hereto and made a part hereof, together with all rights, privileges, tenements, hereditaments, rights-of-way, easements, appendages, projections, appurtenances, water rights including riparian and littoral rights, streets, ways, alleys, and strips and gores of land now or hereafter in any way belonging, adjoining, crossing or pertaining to the Land.

                (p) LEASES: Any and all leases, subleases, licenses, concessions, or grants of other possessory interests, together with the security therefor, now or hereafter in force, oral or written, covering or affecting the Mortgaged Property or any part thereof.

                (q) LOAN: $4,500,000.00 as evidenced by the Note.

                (r) LOAN AGREEMENT: The construction loan agreement of even date herewith between Mortgagor and Mortgagee and that certain Credit Agreement between Mortgagee and Mortgagor dated April 18, 1997, as amended on March 25, 1998, and on even date herewith.

                (s) LOAN DOCUMENTS: Those items required by the Commitment and any other document or instrument executed, submitted, or to be submitted by Mortgagor or others in connection with the Loan, including but not limited to the: i) Note, ii) Mortgage, iii) Loan Agreement, iv) financing statements, v) Environmental

Indemnity Agreement, vi) any Interest Rate Swap Protection Agreement, and vii) any other document or instrument executed by Mortgagor in connection with the Loan.

                (t) MORTGAGED PROPERTY: The Land, Improvements, Fixtures, Leases, Rents and Personal Property together with:

                    (i) all judgments, awards of damages and settlements hereafter made resulting from condemnation proceedings or the taking of the Mortgaged Property or any part thereof under the power of eminent domain, or by agreement in lieu thereof, or for any damage thereto caused by any governmental action (whether by such taking or otherwise), such as without limitation, any award for change of grade of streets;

                    (ii) all judgments, awards and settlements hereafter made, and all insurance proceeds hereafter paid for any damage to the Mortgaged Property, and all unearned insurance premiums on any insurance policies maintained by the Mortgagor pursuant to this Mortgage;

                    (iii) all awards and refunds hereafter made with respect to any Imposition; and

                    (iv) the estate, right, title, interest, privilege, claim or demand whatsoever of Mortgagor, now or hereafter, either at law or in equity, in and to the Mortgaged Property.

The term Mortgaged Property includes any part of the foregoing property described as Mortgaged Property, and all proceeds, products, replacements, improvements, betterments, extensions, additions, substitutions, renewals, accessories, and appurtenances thereto and thereof.

                (u) MORTGAGEE: NationsBank, N.A., a national banking association, its successors and assigns.

                (v) MORTGAGOR: Plasma-Therm, Inc., a Florida corporation.

                (w) NOTE: The promissory note dated of even date herewith from Mortgagor to Mortgagee, in the amount of $4,500,000.00, by this reference made a part hereof to the same extent as though set out in full herein, and any other note given to Mortgagee evidencing a Future Advance as any of said notes may from time to time hereafter be modified, amended, extended or renewed. As used herein the term "Note" shall refer to all of said notes collectively, as well as to each of said notes individually, as the context may require.

                (x) OBLIGATIONS:

                    (i) Any and all of the indebtedness, liabilities, covenants, promises, agreements, terms, conditions, and other obligations of every nature whatsoever, whether joint or several, direct or indirect, absolute or contingent, liquidated or unliquidated, of Mortgagor to Mortgagee, evidenced by, secured by, under and as set forth in the Note, this Mortgage, the Guaranty or the other Loan Documents;

                    (ii) Any and all other indebtedness, liabilities and obligations of every nature whatsoever (whether or not otherwise secured or to be secured) of Mortgagor (whether as maker, endorser, surety, guarantor or otherwise) to Mortgagee or any of Mortgagee's affiliates, whether now existing or hereafter created or arising or now owned or howsoever hereafter acquired by Mortgagee or any of the Mortgagee's affiliates, whether such indebtedness, liabilities and obligations are or will be joint or several, direct or indirect, absolute or contingent, liquidated or unliquidated, matured or unmatured, including, but not limited to, any letter of credit issued by Mortgagee for the account of Mortgagor; together with all expenses, attorneys' fees, paralegals' fees and legal assistants' fees incurred by Mortgagee in the preparation, execution, perfection or enforcement of any document relating to any of the foregoing; and

                    (iii) Any and all Future Advances.

                    (iv) Any and all of the indebtedness, liabilities, covenants, promises, agreements, terms, conditions and other obligations of any nature whatsoever, whether joint or general, direct or indirect, absolute or contingent, liquidated or unliquidated, of Mortgagor, Guarantor, or any of them, to Mortgagee under any Interest Rate Protection Agreements, including, but not limited to, any and all unpaid accrued payments due Mortgagee, under any Interest Rate Protection Agreement, the present value of future benefits lost by Mortgagee's nonreceipt of future payments in excess of corresponding future liabilities under any Interest Rate Swap Protection Agreements, and the costs of collection of all such amounts.

                (y) PARTNERSHIP: Any general or limited partnership, joint venture, or other form of partnership, howsoever designated.

                (z) PERMITTED TITLE EXCEPTIONS: Those matters, if any, described in Schedule B to the title insurance policy insuring Mortgagee's interest in this Mortgage.

                (aa) PERSON: Any individual, corporation, partnership, joint venture, association, joint stock company, trust, unincorporated organization, government, or agency or political subdivision thereof, or any other form of entity.

                (bb) PERSONAL PROPERTY: All of the following property of Mortgagor whether now owned or existing, or hereafter acquired or arising, whether located in, on, pertaining to, used or intended to be used in connection with or resulting or created from the ownership, development, management, or operation of the Land:

                    (i) all Improvements (to the extent same are not deemed to be real property) and landscaping;

                    (ii) all Fixtures (to the extent same are not deemed to be real property) and goods to become Fixtures;

                    (iii) all machinery, equipment, furniture, furnishings, building supplies and materials, appliances, business machines, tools, and all warranties and guaranties for any of the foregoing, but specifically excluding all goods (including, without limitation, equipment and machinery) held for sale or lease or to be furnished under contracts of service, or raw materials, work-in-process or materials used or consumed in a business;

                    (iv) all general intangibles and documents relating to the construction, maintenance or operation of the Improvements (but not related to the Mortgagor's business conducted in the Improvements), including without limitation, corporate or other business records and books, computer records whether on tape, disc or otherwise stored, blueprints, surveys, architectural or engineering drawings, plans and specifications, licenses, governmental approvals, franchises, permits, payment and performance bonds, tax refund claims, and agreements with utility companies, together with any deposits, prepaid fees and charges paid thereon;

                    (v) all Leases and Rents (to the extent same are not deemed to be real property);

                    (vi) all judgments, awards of damages and settlements from any condemnation or eminent domain proceedings regarding the Land, the Improvements or any of the Mortgaged Property;

                    (vii) all insurance policies required by this Mortgage, the unearned premiums therefor and all loss proceeds thereof;

                    (viii) all construction contracts, architectural contracts, service contracts, engineering contracts, contracts for purchase and sale of any of the Mortgaged Property, equipment leases, monies in escrow accounts, reservation agreements, prepaid expenses, deposits and down payments with respect to the sale or rental of any of the Mortgaged Property, options and agreements with respect to additional real property for use or development of the Mortgaged Property (including any rights of first refusal to purchase lands adjacent to the Mortgaged Property), end-loan commitments, abstracts of title, all brochures, advertising materials, condominium documents and prospectuses; and

                    (ix) all proceeds, products, replacements, additions, betterments, extensions, improvements, substitutions, renewals and accessions of any and all of the foregoing.

Provided, however, that trade secrets and other proprietary information owned by Mortgagor, such as trademarks, copyrights and patents shall not be included within the definition of Personal Property, and shall not be encumbered by the lien of this Mortgage.

                (cc) RENTS: All rents, revenues, rental income and profits from leases, franchises, concessions or licenses of or on any part of the Mortgaged Property.

            1.2 RULES OF CONSTRUCTION. The use of any gender shall include all other genders. The singular shall include the plural and the plural shall include the singular. The word "or" is not exclusive and the use of the word "and" may be conjunctive or disjunctive in the sole and absolute discretion of Mortgagee. The captions of Articles, Sections and Subsections of this Mortgage are for convenient reference only, and shall not affect the construction or interpretation of any of the terms and provisions set forth herein.

            1.3 SECURITY AGREEMENT. This Mortgage constitutes a "Security Agreement" within the meaning of and shall create a security interest under the Uniform Commercial Code-Secured Transactions as adopted by the State of Florida, with respect to the Fixtures, Leases, Rents and Personal Property. A carbon, photographic or other reproduction of this Mortgage or of any financing statement shall be sufficient as a financing statement. The debtor's principal place of business and the secured party's address is set forth in the introduction to this Mortgage.

                                   ARTICLE II

                                      GRANT

            2.1 GRANT. For good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and to secure the payment, observance, performance and discharge of the Obligations, Mortgagor does by these presents give, transfer, grant, bargain, sell, alien, remise, release, assign, mortgage, hypothecate, deposit, pledge, set over, confirm, convey and warrant unto Mortgagee all estate, right, title and interest of Mortgagor in and to the Mortgaged Property, whether now owned or held or hereafter acquired by Mortgagor, subject, however, to the Permitted Title Exceptions, to have and to hold the Mortgaged Property unto Mortgagee, its successors and assigns forever.

            2.2 CONDITION OF GRANT. Subject to the provisions of this Mortgage, the condition of these presents is such that if Mortgagor shall pay, observe, perform and discharge the Obligations, or cause same to be paid, observed, performed and discharged in strict accordance with the terms thereof, then this Mortgage and the estates, interests, rights and assignments granted hereby shall be null and void, but otherwise shall remain in full force and effect.

            2.3 SUBROGATION. The Mortgagee is hereby subrogated to the claims and liens of all parties whose claims or liens are fully or partially discharged or paid with the proceeds of the indebtedness secured by this Mortgage notwithstanding that such claims or liens may have been canceled and satisfied of record.

                                   ARTICLE III

                         ASSIGNMENT OF LEASES AND RENTS

            3.1 ASSIGNMENT. The Mortgagor does hereby absolutely and unconditionally assign and transfer to Mortgagee all of Mortgagor's estate, right, title and interest in and to the Leases and Rents, to have and to hold the Leases and Rents unto Mortgagee, its successors and assigns forever. From time to time, upon request of Mortgagee, Mortgagor shall give further evidence of this assignment to Mortgagee by executing and delivering to Mortgagee specific assignments of the Leases and Rents, in form and content approved by Mortgagee. All such specific assignments shall be of the same dignity and priority as this Mortgage. From time to time, upon request of Mortgagee, Mortgagor shall also execute and deliver to Mortgagee any notification to tenants or other document reasonably required by Mortgagee.

            3.2 PAYMENT OF RENTS TO MORTGAGOR, AS TRUSTEE, UNTIL DEFAULT. So long as no Event of Default has occurred, Mortgagor may, as trustee for the use and benefit of Mortgagee, collect, receive and accept the Rents as they become due and payable (but in no event for more than two (2) months in advance); provided, however, that if the Rents exceed the payments due under the Note, the Mortgagor may use such excess, first, for the operation and benefit of the Mortgaged Property and, second, for the general benefit of the Mortgagor. Upon the occurrence of an Event of Default Mortgagee may, at its option, remove the Mortgagor as trustee for the collection of the Rents and appoint any other person including, but not limited to, itself as a substitute trustee to collect, receive, accept and use all such Rents in payment of the Obligations, in such order as Mortgagee shall elect in its sole and absolute discretion, whether or not Mortgagee takes possession of the Mortgaged Property. Mortgagor hereby directs each of the respective tenants under the Leases, and any rental agent, to pay to Mortgagee all such Rents, as may now be due or shall hereafter become due, upon demand for payment thereof by Mortgagee without any obligation on the part of any such tenant or rental agent to determine whether or not an Event of Default has in fact occurred. Upon an Event of Default, the permission hereby given to Mortgagor to collect, receive and accept such Rents as trustee shall terminate; however such permission shall be reinstated upon a cure of the Event of Default with Mortgagee's specific written consent. Further, upon the event of a Default, Mortgagor shall immediately turn over to Mortgagee all Rents in the actual or constructive possession of Mortgagor, its affiliates, contractors, or its agents, together with an accounting thereof. Exercise of Mortgagee's rights under this Section, and the application of any such Rents to the Obligations, shall not cure or waive any default or notice of default hereunder or invalidate any act done pursuant hereto, but shall be cumulative and in addition to all other rights and remedies of Mortgagee.

            3.3 PERFORMANCE UNDER LEASES. Mortgagor covenants that it shall, at its sole cost and expense, (a) duly and punctually perform and discharge, or cause to be performed and discharged, all of the obligations and undertakings of Mortgagor or its agents under the Leases, (b) use its best efforts to enforce or secure, or cause to be enforced or secured, the performance of each and every obligation and undertaking of the respective tenants under the Leases, (c) promptly notify Mortgagee if Mortgagor receives any notice from a tenant claiming that Mortgagor is in default under a Lease and (d) appear in and defend any action or proceeding arising under or in any manner connected with the Leases.

            3.4 LEASES IN GOOD STANDING. All Leases are in full force and effect, and there are no defaults thereunder or any defenses or offsets thereto on the part of any tenant.

            3.5 PROVISIONS OF LEASES AND APPROVAL OF TENANTS. All Leases shall be inferior and subordinate to the lien of this Mortgage and the terms of each Lease shall so expressly provide. Mortgagor covenants that all Leases hereafter entered into by Mortgagor shall be in form and substance satisfactory to Mortgagee. Further, the Mortgagee specifically reserves the right to approve all proposed tenants, and any assignee or sublessee of any existing tenant.

            3.6 TERMINATION OR MODIFICATION. Mortgagor covenants that it shall not, without the prior express written consent of Mortgagee, enter into a Lease, or materially modify, terminate, or consent to the cancellation or surrender of any Lease, or permit any tenant under any Lease to assign or sublet its rights thereunder.

            3.7 NO OBLIGATION OF MORTGAGEE. This Assignment shall not be deemed or construed to constitute Mortgagee as a mortgagee in possession of the Mortgaged Property nor shall it obligate Mortgagee to take any action or to incur expenses or perform or discharge any obligation, duty or liability of Mortgagor under any Lease.

            3.8 CUMULATIVE REMEDIES. Each and every right, remedy and power granted to Mortgagee by this Article shall be cumulative and in addition to every other right, remedy and power given by the Loan Documents and now or hereafter existing in equity, at law, or by virtue of statute or otherwise. The failure of Mortgagee to avail itself of any of its rights, remedies and powers shall not be construed or deemed to be a waiver thereof.

            3.9 NOTIFICATION OF MORTGAGEE'S RIGHTS. Mortgagee shall have the right, but not the obligation, at any time and from time to time, to notify any tenant under any Lease of the rights of Mortgagee as provided in this Article III and Mortgagor, upon demand from Mortgagee, shall confirm to such tenant the existence of such rights.

            3.10 ATTORNEY-IN-FACT. To further effectuate Mortgagee's rights under this Article III, Mortgagor hereby constitutes and irrevocably appoints Mortgagee its true and lawful attorney-in-fact, which appointment is coupled with an interest, with full power of substitution, and empowers said attorney or attorneys in the name of Mortgagor, but at the option of said attorney-in-fact, to (i) collect and receive the Rents and to issue receipts therefor, (ii) to make, enter into, extend, modify, amend, terminate, consent to the cancellation or surrender of any Lease, or permit any tenant to assign or sublet its rights thereunder, (iii) to execute, acknowledge and deliver any and all instruments and documents that Mortgagee may deem necessary or proper to implement its rights as provided in this Article III, and (iv) to perform and discharge any and all obligations and undertakings of Mortgagor under any Lease.

            3.11 OTHER ASSIGNMENTS. Mortgagor shall not further assign or transfer the Leases or Rents except in favor of Mortgagee as provided in this
Article III, and shall not create or permit to be created or to remain, any mortgage, pledge, lien, encumbrance, claim, or charge on the Leases or Rents. Any transaction prohibited under this Section shall be null and void.

            3.12 SECTION 697.07 OF THE FLORIDA STATUTES. The assignments of Leases and Rents contained in this Mortgage are intended to provide Mortgagee with all the rights and remedies of mortgagees pursuant to ss. 697.07 of thE FLORIDA STATUTES (hereinafter "ss. 697.07"), as may be amended from time to time. However, in no event shall this reference diminish, alter, impair, or affect any other rights and remedies of Mortgagee, including but not limited to, the appointment of a receiver as provided in Article VIII, Section 8.1(e) herein, nor shall any provision in this Section 3.12 diminish, alter, impair or affect any rights or powers of the receiver in law or equity or as set forth in
Article VIII, Section 8.1(e) herein. In addition, this assignment shall be fully operative without regard to value of the Mortgaged Property or without regard to the adequacy of the Mortgaged Property to serve as security for the obligations owed by Mortgagor to Mortgagee, and shall be in addition to any rights arising under ss. 697.07. Further, except for the notices required hereunder, if any, Mortgagor waives any notice of default or demand for turnover of rents by Mortgagee, together with any rights under ss. 697.07 to apply to a court to deposit the Rents into the registry of the court or such other depository as the court may designate.

                                   ARTICLE IV

                         REPRESENTATIONS AND WARRANTIES

            4.1 REPRESENTATIONS AND WARRANTIES. Mortgagor hereby represents and warrants to Mortgagee that:

                (a) ORGANIZATION, CORPORATE POWER, PARTNERSHIP POWER, Etc. Mortgagor (i) if a corporation, (A) is duly organized, validly existing and in good standing under the laws of the state or country of its incorporation, (B) has the corporate power and authority to own its properties and to carry on its business as now being conducted, and all of its issued and outstanding stock is fully paid and nonassessable, (C) is qualified to do business in the State of Florida, (D) is in compliance with all Governmental Requirements, and (E) has not amended or modified its articles or certificate of incorporation or its bylaws except as previously disclosed in writing to Mortgagee prior to the execution hereof.

                (b) VALIDITY OF LOAN DOCUMENTS. (i) The execution, delivery and performance by Mortgagor of the Loan Documents, and the borrowing evidenced by the Note, (A) are within the powers and purposes of Mortgagor, (B) have been duly authorized by all requisite action of Mortgagor, (C) do not require the approval of any Governmental Authority, and (D) will not violate any Governmental Requirement, the articles of incorporation and bylaws or the partnership agreement of Mortgagor or any indenture, agreement or other instrument to which Mortgagor is a party or by which it or any of its property is bound, or be in conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any such indenture, agreement or other instrument, or result in the creation or imposition of any lien, charge or encumbrance of any nature whatsoever upon any of its property or assets, except as contemplated by the provisions of the Loan Documents; and (ii) the Loan Documents, constitute the legal, valid and binding obligations of Mortgagor and other obligors named therein, if any, in accordance with their respective terms.

                (c) FINANCIAL STATEMENTS. All balance sheets, statements of profit and loss, and other financial data that have been given to Mortgagee with respect to the Mortgagor and the Guarantor, (i) are complete and correct in all material respects, (ii) accurately present the financial condition of said parties as of the dates, and the results of its or their operations, for the periods for which the same have been furnished, and (iii) have been prepared in accordance with generally accepted accounting principles consistently followed throughout the periods covered thereby; all balance sheets disclose all known liabilities, direct and contingent, as of their respective dates; and there has been no change in the condition of the Mortgagor or the Guarantor, financial or otherwise, since the date of the most recent financial statements given to Mortgagee with respect to said parties, other than changes in the ordinary course of business, none of which changes has been materially adverse.

                (d) OTHER AGREEMENTS. Mortgagor is not a party to any agreement or instrument materially and adversely affecting it or its present or proposed businesses, properties or assets, operation or condition, financial or otherwise, and Mortgagor is not in default in the performance, observance or fulfillment of any of the material obligations, covenants or conditions set forth in any agreement or instrument to which it is a party.

                (e) OTHER INFORMATION. All other information, including reports, financial statements, certificates, papers, data and otherwise, given and to be given to Mortgagee with respect (i) to Mortgagor or any Guarantor, (ii) to the Loan and (iii) to others obligated under the terms of the Loan Documents, are true, accurate and correct in all material respects and complete.

                (f) TITLE. Mortgagor is indefeasibly seized of and has and will have good and marketable fee simple title to the Land and Improvements free and clear of any and all mortgages, liens, encumbrances, claims, charges, equities, covenants, conditions, restrictions, easements, rights-of-way and all other matters affecting the Land and Improvements, whether or not of record, except for the Permitted Title Exceptions. Mortgagor has and will have good, absolute and marketable title to the Fixtures and Personal Property all free and clear of any and all liens, charges, encumbrances, security interests and adverse claims whatsoever, except those in favor of Mortgagee. Mortgagor will preserve its title to the Mortgaged Property and will forever warrant and defend the same to Mortgagee and will forever warrant and defend the validity and priority of the lien of this Mortgage against the claims of all persons and parties whomsoever.

                (g) NO VIOLATIONS. No Governmental Requirement (including, but not limited to, 21 U.S.C. ss.ss. 811 and 881, and 18 U.S.C. ss.1961), and no covenant, condition, restriction, easement or similar matter affecting the Land or Improvements has been violated, and Mortgagor has not received any notice of violation from any Governmental Authority or any other person with respect to any of the foregoing matters.

                (h) TAXES. Mortgagor has filed all federal, state, county and municipal income tax returns required to have been filed by it, and has paid all taxes that have become due pursuant to such returns, pursuant to any assessments received by it or pursuant to law, and Mortgagor does not know of any basis for additional assessment with respect to such taxes or additional taxes. The Land is (or will be prior to the issuance of the first tax bill coming due after the date of this Mortgage) assessed separately from all other adjacent land for the purposes of real estate taxes and there is no intended public improvements which may involve any charge being levied or assessed, or which may result in the creation of any lien upon the Mortgaged Property.

                (i) LITIGATION. There are no judgments outstanding against Mortgagor and there is no action, suit, proceeding, or investigation now pending (or to the best of Mortgagor's knowledge after diligent inquiry, threatened) against, involving or affecting Mortgagor or the Mortgaged Property, or any part thereof, at law, in equity or before any Governmental Authority that if adversely determined as to the Mortgaged Property or as to Mortgagor would result in a material adverse change in the business or financial condition of the Mortgagor or Mortgagor's operation and ownership of the Mortgaged Property, nor is there any basis for such action, suit, proceeding or investigation.

                (j) UTILITIES. There is available to the Land and Improvements through public or private easements or rights-of-way abutting or crossing the Land (which would inure to the benefit of Mortgagee in case of enforcement of this Mortgage) a water supply and a sanitary sewer service approved by all health and other authorities having jurisdiction, and electric, gas (if applicable) and telephone service, all of sufficient capacity to serve the needs of the Land and Improvements according to their intended purpose.

                (k) CONDITION OF MORTGAGED PROPERTY. The Mortgaged Property or any part thereof, now existing, is not damaged or injured as a result of any fire, explosion, accident, flood or other casualty. The Improvements, if any, as of the date of this Mortgage, are free of any defects in material, structure and construction and do not violate any Governmental Requirements. There is no existing, proposed or contemplated plan to modify or realign any street or highway or any existing, proposed or contemplated eminent domain proceeding that would result in the taking of all or any part of the Mortgaged Property or that would adversely affect the use or the operation of the Mortgaged Property.

                (l) ZONING. The Land is zoned so as to permit the Land and Improvements to be used for their intended purpose.

                (m) NO DEFAULT. No default or Event of Default exists under any of the Loan Documents; and no event has occurred and is continuing which, with notice or the lapse of time, or both, would constitute a default under any provision thereof.

                (n) FICTITIOUS NAME STATUTE. Mortgagor, if applicable, has duly complied with all of the requirements of the Florida Fictitious Name Statute.

                (o) JUNIOR MORTGAGE. No Junior Mortgage, if any, existing as of the date hereof requires the consent of any of the holders thereof to the Loan, the execution and delivery of the Loan Documents, or to any transaction contemplated under the Loan Documents. All Junior Mortgages existing as of the date hereof, if any, are in good standing, all principal, interest and other payments due thereunder have been paid in accordance with the terms thereof, there is no default thereunder and no event has occurred which with due notice or the lapse of time, or both, would constitute a default thereunder.

                (p) ENVIRONMENTAL CONTAMINATION/HAZARDOUS MATERIAL. Mortgagor and the Mortgaged Property are in full compliance with all Environmental Laws, and there are no civil, criminal or administrative actions, suits, demands, claims, hearings, notices or demand letters, notices of violation, investigations, or proceedings pending or threatened against the Mortgagor or the Mortgaged Property relating in any way to any Environmental Law or any agreement, plan, order, decree, judgment, injunction, notice or demand letter issued, entered, promulgated or approved under any Environmental Law. There have never been nor are there currently any Hazardous Material located on, in, or under the Mortgaged Property or used in connection therewith, and neither Mortgagor nor any other person has ever used the Mortgaged Property for the manufacture, processing, distribution, use, transport, handling, treatment, storage, disposal, emission, discharge or release of any Hazardous Material. No notice or advice has been received by Mortgagor of any condition or state of facts that would be contributing to a claim of pollution or any other damage to the environment by reason of the conduct of any business on the Mortgaged Property or operation of the Mortgaged Property, whether past or present.

                (q) FACILITIES FOR HANDICAPPED: The Improvements comply with all legal requirements regarding access and facilities for handicapped or disabled persons, including, without limitation, and to the extent applicable, Part V of the Florida Building Construction Standards Act entitled "Accessibility by Handicapped Persons", Chapter 553, FLORIDA STATUTES; the Federal Architectural Barriers Act of 1988 (42 U.S.C. ss.4151, ET SEQ.), The Fair Housing Amendment Act of 1988 (42 U.S.C. ss.3601, ET SEQ.), The Americans With Disabilities Act of 1990 (42 U.S.C. ss.12101 ET SEQ.), and The Rehabilitation Act of 1973 (29 U.S.C. ss.794).

                (r) REPRESENTATIONS AND WARRANTIES IN OTHER LOAN Documents. All of the representations and warranties contained in the other Loan Documents are true and correct.

Notwithstanding anything contained herein to the contrary, as to the representations and warranties contained in subsections (f) through and including (q), all of such representations and warranties are made only to the best knowledge of the Mortgagor. For purposes of this Mortgage, the phrase "the best knowledge of Mortgagor" shall be deemed to mean the actual knowledge or present recollection of the following current officers of Mortgagor: Ronald S. DeFerrari, Ronald H. DeFerrari, Stacy L. Wagner, W. Nicholas Goetz, Edmond A. Richards and Jay Sasserath.

            4.2 RELIANCE ON REPRESENTATIONS. The Mortgagor acknowledges that the Mortgagee has relied upon the Mortgagor's representations, has made no independent investigation of the truth thereof, is not charged with any knowledge contrary thereto that may be received by an examination of the public records in Tallahassee, Florida and wherein the Land is located, or that may have been received by any officer, director, agent, employee or shareholder of Mortgagee.

                                    ARTICLE V

                              AFFIRMATIVE COVENANTS

            5.1 PAYMENT AND PERFORMANCE. Mortgagor shall promptly pay and punctually perform, or shall cause to be promptly paid and punctually performed, all of the Obligations as and when due and payable.

            5.2 EXISTENCE. Mortgagor shall preserve and keep in full force and effect its existence, rights, franchises, trade names and qualification to transact business in the State of Florida.

            5.3 COMPLIANCE WITH LAWS. Mortgagor shall promptly and faithfully comply with, conform to and obey all Governmental Requirements and the rules and regulations now existing or hereafter adopted by every Board of Fire Underwriters having jurisdiction, or similar body exercising similar functions, that may be applicable to Mortgagor or to the Mortgaged Property or to the use or manner of use, occupancy, possession, operation, maintenance, alteration, repair or reconstruction of the Mortgaged Property, whether or not such Governmental Requirement or rule or regulation shall necessitate structural changes or improvements or interfere with the use or enjoyment of the Mortgaged Property.

            5.4 IMPOSITIONS.

                (a) Mortgagor shall pay all Impositions on the Mortgaged Property and all taxes levied or assessed upon this Mortgage, the Note and the Obligations, or any of them. In the event of the passage, after the date of this Mortgage, of any law (i) making it illegal for the Mortgagor to pay the whole or any part of the Impositions, or charges or liens herein required to be paid by Mortgagor, or (ii) rendering the payment by Mortgagor of any and all taxes levied or assessed upon this Mortgage, the Note, or the Obligations or the interest in the Mortgaged Property represented by this Mortgage unlawful, or
(iii) rendering the covenants for the payment of the matters set forth in Subparts (i) and (ii) of this Subsection by Mortgagor legally inoperative, the Mortgagor shall pay, upon demand, the entire unpaid Obligations notwithstanding anything in the Note, this Mortgage, or the other Loan Documents to the contrary.

                (b) Mortgagor shall pay all ad valorem taxes on the Mortgaged Property on or before December 1st of each year in which they become a lien on the Mortgaged Property, and shall deliver to Mortgagee tax receipts evidencing said payment on or before December 31 of each year. Mortgagor shall also deliver to Mortgagee receipts evidencing the payment of all other Impositions within thirty (30) days after same become due and payable or before same shall become delinquent, whichever is sooner.

            5.5 INSURANCE. Until the Obligations shall have been fully discharged by Mortgagor, Mortgagor shall cause to be maintained, at Mortgagor's cost and expense, the following insurance coverages in full force and effect at all times throughout the term of the Loan:

                (a) HAZARD INSURANCE. Mortgagor shall keep the Improvements and all Personal Property which now or hereafter may constitute part of the Mortgaged Property insured at all times against loss or damage by fire and other hazards included within the term "all risk" or "extended coverage" and against such other hazards as Mortgagee may require in the full insurable value thereof (or such lesser amount as Mortgagee may authorize in writing), with an insurer satisfactory to Mortgagee. Such policy shall include a Replacement Cost and Agreed Amount/Stipulated Value Endorsement and a Sinkhole Endorsement, if deemed necessary by Mortgagee.

                (b) LIABILITY INSURANCE. Mortgagor will obtain and keep in full force a "Broad Form Comprehensive General Liability" insurance coverage for both Mortgagor and any contractor performing services to the Mortgaged Property in the minimum coverage amount of One Million Dollars ($1,000,000.00) per occurrence and combined single limit ("CSL") of Five Million Dollars ($5,000,000.00) if the Loan amount is less than $10,000,000.00 or CSL of Ten Million Dollars, ($10,000,000.00) if the Loan amount is $10,000,000.00 or greater.

                (c) FLOOD INSURANCE. If at any time the Land or any portion thereof is located in a "Flood Hazard Area" pursuant to the Flood Disaster Protection Act of 1973 or any successor or supplemental act thereto, flood insurance in the maximum amount available or such other amount as Mortgagee may reasonably request.

                (d) BUILDER'S RISK INSURANCE. An "All risk", non-reporting, completed value builder's risk insurance policy, which policy shall include Agreed Amount, Replacement Cost, Permit to Occupy and Vandalism/Malicious Mischief Endorsements.

                (e) OTHER INSURANCE. Boiler and machinery insurance, worker's compensation insurance, wind damage insurance, and other insurance coverages as Mortgagee may reasonably require.

            The policy or policies of insurance shall (i) be from companies and in coverage amounts acceptable to Mortgagee, (ii) contain a standard mortgagee clause in favor of Mortgagee naming Mortgagee as a mortgagee and including a lender's loss payee clause in such policy, as applicable (iii) not be terminable or modified without thirty (30) days' prior written notice to Mortgagee, and (iv) be evidenced by evidence certificates or other certificates deemed acceptable to Mortgagee, to be held by Mortgagee until the Obligations shall have been fully paid and discharged. Mortgagor shall furnish Mortgagee satisfactory evidence of payment of all premiums required and similar evidence of renewal or replacement coverage not later than thirty (30) days prior to the date any coverage will expire.

            Each insurance policy or endorsement required herein shall be written by an insurer having a rating not less than "A-XII" Best's Rating according to the most current edition of Best's Key Rating Guide as determined at the time of the initial policy and at all times during the term hereof. All policies shall indicate that notices related to such insurance shall be sent to Mortgagee at:

                     400 North Ashley Drive (FL1-010-07-01)
                     Tampa, Florida 33602
                     Attn: Loan Administration Section,
                     Real Estate Banking Group

            5.6 RESTORATION FOLLOWING CASUALTY.

                (a) If all or any part of the Mortgaged Property shall be damaged or destroyed by a casualty, Mortgagor shall immediately give written notice thereof to Mortgagee and the appropriate insurer, and Mortgagee is authorized and empowered (but not obligated or required) to make proof of loss and to settle, adjust or compromise any claims for loss, damage or destruction under any policies of insurance required under this Mortgage. All proceeds of insurance, as provided in Section 5.5, shall be paid to Mortgagee and shall be applied first to the payment of all costs and expenses (including, without limitation, reasonable attorneys' fees and expenses) incurred by Mortgagee in obtaining such proceeds, and second, at the option of Mortgagee, either to the payment of the Obligations whether or not due, in such order as Mortgagee may elect, or to the restoration, repair, or replacement of the Mortgaged Property. If Mortgagee elects to apply the insurance proceeds to the restoration, repair or replacement of the Mortgaged Property, such proceeds shall be disbursed to Mortgagor as work progresses pursuant to a construction and disbursing agreement in form and content satisfactory to Mortgagee in its sole discretion, and Mortgagor shall promptly and diligently, regardless of whether there shall be sufficient insurance proceeds therefor, restore, repair and rebuild the Mortgaged Property to the equivalent of its condition immediately prior to the casualty. During the period of restoration and repair, Mortgagor shall continue to duly and promptly pay, perform, observe and comply with all of the Obligations. The election by Mortgagee to apply the insurance proceeds to the restoration, repair or replacement of the Mortgaged Property shall not affect the lien of this Mortgage or affect or reduce the Obligations.

                (b) If all or any of the Mortgaged Property shall be damaged or destroyed by a casualty not covered by insurance under Section 5.5, or, if so covered, the insurer fails or refuses to pay the claim within thirty (30) days following the filing thereof, Mortgagor shall immediately give written notice thereof to Mortgagee, and Mortgagor shall promptly and diligently, at Mortgagor's sole cost and expense, restore, repair and rebuild the Mortgaged Property to the equivalent of its condition immediately prior to the casualty. During the period of restoration and repair, Mortgagor shall continue to duly and promptly pay, perform, observe and comply with all of the Obligations.

                (c) If any work required to be performed under Subsections (a) or (b) above, or both, shall involve an estimated expenditure of more than $25,000.00, no such work shall be undertaken until plans and specifications therefor, prepared by an architect satisfactory to Mortgagee, have been submitted to and approved by Mortgagee.

            5.7 CONDEMNATION.

                (a) Mortgagor shall immediately notify Mortgagee upon obtaining any knowledge of the institution of any proceedings for the condemnation of the Mortgaged Property or any part thereof.

                (b) If all or any part of the Mortgaged Property shall be damaged or taken through condemnation (which term when used in this Mortgage shall include any damage or taking by any Governmental Authority and any transfer by private sale in lieu thereof, either temporarily or permanently), Mortgagee at its option may declare all of the unpaid Obligations to be immediately due and payable, and upon ten (10) days written notice from Mortgagee to Mortgagor all such Obligations shall immediately become due and payable as fully and to the same effect as if such date were the date originally specified for the final payment or maturity thereof. The Mortgagee shall be entitled to all compensation, awards and other payments resulting from such condemnation and is hereby authorized, at its option, to commence, appear in and prosecute, in its own or in Mortgagor's name, any action or proceeding relating to any condemnation, and to settle or compromise any claim in connection therewith. All such compensation, awards, damages, claims, rights of action and proceeds and the right thereto are hereby assigned by Mortgagor to Mortgagee and shall, be applied first to the payment of all costs and expenses (including, without limitation, reasonable attorneys' fees and expenses) incurred by Mortgagee in connection with any action or proceeding under this Section 5.7, and second, at the option of Mortgagee, either to the payment of the Obligations whether or not due, in such order as Mortgagee may elect, or to the restoration, repair or alteration of the Mortgaged Property. If Mortgagee elects to apply the condemnation awards to the restoration, repair or alteration of the Mortgaged Property, such awards shall be disbursed to Mortgagor as work progresses pursuant to a construction and disbursing agreement in form and content satisfactory to Mortgagee in its sole discretion, and Mortgagor shall promptly and diligently, regardless of whether there shall be sufficient condemnation awards therefor, restore, repair and alter the Mortgaged Property in a manner satisfactory to Mortgagee. During the period of restoration, repair and alteration, the Mortgagor shall continue to duly and promptly pay, perform, observe and comply with all of the Obligations. The election by Mortgagee to apply the condemnation awards to the restoration, repair or alteration of the Mortgaged Property shall not affect the lien of this Mortgage or affect or reduce the Obligations. If any restoration, repair or alteration of the Mortgaged Property shall involve an estimated expenditure of more than $25,000.00, same shall not be commenced until plans and specifications therefor, prepared by an architect satisfactory to Mortgagee, have been submitted to and approved by Mortgagee.

            5.8 MORTGAGOR'S RIGHT TO REBUILD THE MORTGAGED PROPERTY.

                (a) Notwithstanding the provisions of Sections 5.6 and 5.7 hereof to the contrary, in the event that any portion or portions of the Mortgaged Property are damaged or destroyed by fire or by any other casualty, or are the subject of a "de minimis" (for purposes of this Section 5.8, the term "de minimis" shall mean an amount, as determined by Mortgagee in its sole discretion, which does not adversely affect the actual use of the Improvements) condemnation, and such damage, destruction, or condemnation results in the need for repair, rebuilding, or restoration work to be performed on the Mortgaged Property (such repair, rebuilding, or restoration is referred to herein as the "Work"), Mortgagee shall allow Mortgagor to use the amount by which the proceeds of all insurance policies, judgments, settlements, or awards collected with respect to such damage, destruction, or condemnation (except such amounts as are attributable to a loss of rents) exceed the cost, if any, to Mortgagee for the recovery of such proceeds (said net amount is defined herein as the "Reconstruction Funds"), to perform the Work, so long as the following conditions have been met:

                    (i) No Event of Default exists hereunder, under the Note, or under any other of the Loan Documents;

                    (ii) Mortgagor shall have delivered evidence satisfactory to Mortgagee that the Improvements may be reconstructed in accordance with all applicable zoning and building codes, and all rules, regulations, and ordinances of Governmental Authorities and that, upon completion of the Work, the condition of the Improvements will be at least equal in value and general utility to that which existed immediately prior to such casualty or condemnation;

                    (iii) Mortgagor shall have delivered evidence satisfactory to Mortgagee that sufficient funds, including the Reconstruction Funds, are available to perform the Work and that the Work is capable of completion prior to the then effective maturity date of the Note; and

                    (iv) Mortgagee shall be satisfied, in its sole discretion, that the work can be completed and the Improvements can be ready for occupancy at least three (3) months prior to the maturity of the Loan;

                    (v) All parties having existing or expected possessory interest in the Property agree in a manner satisfactory to Mortgagee that they will continue or extend their intent and arrangements for the contract terms then in effect following the work;

                    (vi) All parties having operating, management, or franchise interest in, and arrangement concerning the Property agree that they will continue their interest and arrangements for the contract terms then in effect following the work; and

                    (vii) Mortgagee shall be satisfied that it will not incur any liability to any other person as a result of such use or release of insurance proceeds.

                (b) In the event that the conditions set forth in Section 5.8(a) above are satisfied, Mortgagee shall make the Reconstruction Funds available to Mortgagor for the Work only under the following procedures, terms, and conditions:

                    (i) Mortgagor shall execute and deliver to Mortgagee a copy of a contract with a licensed contractor acceptable to Mortgagee setting forth a fixed price for the Work and a completion date acceptable to Mortgagee;

                    (ii) Mortgagor shall demonstrate to Mortgagee that the Reconstruction Funds are at least equal to the fixed price of the Work as set forth in said contract or shall deposit with Mortgagee funds in the amount by which such fixed price exceeds the Reconstruction Funds;

                    (iii) The Work shall be supervised by an architect or engineer and performed in accordance with plans and specifications prepared by such architect or engineer and approved by Mortgagee;

                    (iv) The Reconstruction Funds, plus any additional funds deposited by Mortgagor, shall be received and held by Mortgagee and disbursed in accordance with the terms and conditions used by Mortgagee in connection with the a loan disbursing agreement to be prepared by Mortgagee and Mortgagor's expense, and Mortgagor shall reimburse Mortgagee for costs and expenses incurred in connection with such disbursements;

                    (v) Upon completion of and final payment for the Work, any remaining Reconstruction Funds shall, at the option of Mortgagee, be applied to the Obligations in such order as Mortgagee shall elect or paid over to Mortgagor; provided, however, that in either event, any remaining additional funds deposited by Mortgagor for excess costs shall be refunded to Mortgagor; and

                    (vi) Mortgagor shall otherwise comply with the terms and conditions of this Mortgage and the other Loan Documents during the performance of the Work.

                (c) In the event any one or more of the conditions set forth in Subsection 5.8(a) and 5.8(b) above is not satisfied, Mortgagee may elect, in its sole discretion, to apply the Reconstruction Funds against the balance of the Obligations, whether or not due, in such manner as Mortgagee shall elect.

                (d) If an Event of Default shall occur hereunder, or if Mortgagor shall fail diligently to pursue and complete the Work, Mortgagee may, in its sole discretion, apply any undisbursed Reconstruction Funds and any of Mortgagor's deposits against the balance of the Obligations, whether or not due, in such manner as Mortgagee shall elect.

            5.9 TAX AND INSURANCE ESCROW. Supplementing the provisions of Sections 5.4 and 5.5 hereof, and if required by Mortgagee, Mortgagor shall pay to Mortgagee on the payment date of installments of interest as provided in the Note, together with and in addition to such installments of interest, an installment of the Impositions and insurance premiums for such insurance as is required hereunder, next due on the Mortgaged Property in an amount sufficient, as estimated by Mortgagee, to accumulate the sum required to pay such Impositions and insurance, as applicable, thirty (30) days prior to the due date thereof. Amounts held hereunder shall not be, nor be deemed to be, trust funds, but may be commingled with the general funds of Mortgagee, and no interest shall be payable with respect thereto. Upon demand of Mortgagee, Mortgagor shall deliver to Mortgagee, within ten (10) days after such demand, such additional money as is necessary to make up any deficiencies in the amounts necessary to enable Mortgagee to pay such Impositions and insurance premiums when due. In case of an Event of Default, Mortgagee may apply any amount under this Section remaining to Mortgagor's credit to the reduction of the Obligations, at such times and in such manner as Mortgagee shall determine. Notwithstanding anything contained herein to the contrary, Mortgagee will not enforce its rights to require an escrow hereunder unless an Event of Default has occurred or if a material adverse change in the financial condition of Mortgagor shall occur.

            5.10 REPAIR. Mortgagor shall keep the Mortgaged Property in good order and condition and make all necessary or appropriate repairs and replacements thereof and betterments and improvements thereto, ordinary and extraordinary, foreseen and unforeseen, and use its best efforts to prevent any act that might impair the value or usefulness of the Mortgaged Property.

            5.11 INSPECTION. Mortgagor shall permit Mortgagee and its agents to inspect the Mortgaged Property at any time during normal business hours and at all other reasonable times.

            5.12 CONTEST OF TAX ASSESSMENTS, ETC. After prior written notice to Mortgagee, Mortgagor, at its own expense, may contest by appropriate legal proceedings, promptly initiated and conducted in good faith and with due diligence, the amount, validity or application, in whole or in part, of (a) any of the Governmental Requirements referred to in Section 5.3, or (b) any Imposition; provided that: (i) in the case of any unpaid Imposition, such proceedings shall suspend the collection thereof from Mortgagor and from the Mortgaged Property, (ii) the Mortgaged Property or any part thereof will not be in danger of being sold, forfeited, terminated, canceled or lost, (iii) the use of the Mortgaged Property or any part thereof for its present or future intended purpose or purposes will not be interrupted, lost or terminated, (iv) Mortgagor shall have set aside adequate reserves with respect thereto, and (v) Mortgagor shall have furnished such security as may be required in the proceedings or as may be reasonably requested by Mortgagee.

            5.13 EXPENSES.

                (a) Mortgagor shall pay all costs and expenses in connection with the Loan and the preparation, execution, and delivery of the Loan Documents including, but not limited to, fees and disbursements of counsel appointed by Mortgagee, and all recording costs and expenses, documentary stamp tax and intangible tax on the entire amount of funds disbursed under the Loan, and other taxes, surveys, appraisals, premiums for policies of title and other insurance and all other fees, costs and expenses, if any, set forth in the Commitment, the Loan Agreement, or otherwise connected with the Loan transaction.

                (b) Mortgagor shall pay or reimburse Mortgagee for all costs, charges, expenses, and reasonable attorneys' fees paid or incurred by Mortgagee pursuant to this Mortgage including but not limited to those costs, charges, expenses and fees paid or incurred for the payment of the Impositions, insurance, completion of construction, repairs, appraisal fees, environmental assessment fees, or any other fees paid or incurred in any action, proceeding or dispute of any kind in which Mortgagee is a party because of any Obligation not being duly and promptly performed or being violated, including, but not limited to, the foreclosure or other enforcement of this Mortgage, any condemnation or eminent domain action involving the Mortgaged Property or any part thereof, any action to protect the security hereof, or any proceeding in probate, reorganization, bankruptcy, arbitration, or forfeiture in rem. All such amounts paid or incurred by Mortgagee, together with interest thereon at the Default Rate from the date incurred by Mortgagee, shall be secured by this Mortgage and shall be due and payable by Mortgagor immediately, whether or not there be notice or demand therefor.

                (c) Any reference in this Mortgage to attorneys' or counsels' fees paid or incurred by Mortgagee shall be deemed to include paralegals' fees and legal assistants' fees. Moreover, wherever provision is made herein for payment of attorneys' or counsels' fees or expenses incurred by the Mortgagee, said provision shall include, but not be limited to, such fees or expenses incurred in any and all judicial, bankruptcy, reorganization, administrative, or other proceedings, including appellate proceedings, whether such fees or expenses arise before proceedings are commenced or after entry of a final judgment.

            5.14 PRESERVATION OF AGREEMENTS. Mortgagor shall preserve and keep in full force and effect all agreements, approvals, permits and licenses necessary for the development, use and operation of the Mortgaged Property for its intended purpose or purposes.

            5.15 BOOKS AND RECORDS. The Mortgagor shall keep and maintain, at all times, full, true and accurate books of accounts and records, adequate to correctly reflect the cost, performance, maintenance or condition of the Mortgaged Property. Upon advance notice to Mortgagor, the Mortgagee shall have the right to examine such books and records and to make such copies or extracts therefrom as the Mortgagee shall require.

            5.16 ESTOPPEL AFFIDAVITS. Mortgagor, within ten (10) days after written request from Mortgagee, shall furnish a written statement, duly acknowledged, setting forth the unpaid principal balance of, and interest on, the Obligations secured by this Mortgage, and whether or not any off-sets or defenses exist thereto.

            5.17 INDEMNIFICATION.

                (a) Mortgagor shall at its own expense, and does hereby agree to, protect, indemnify, reimburse, defend and hold harmless Mortgagee and its directors, officers, agents, employees attorneys, successors and assigns from and against any and all liabilities (including strict liability), losses, suits, proceedings, settlements, judgments, orders, penalties, fines, liens, assessments, claims, demands, damages, injuries, obligations, costs, disbursements, expenses or fees, of any kind or nature (including attorneys' fees and expenses paid or incurred in connection therewith) arising out of or by reason of (i) an incorrect legal description of the Land; (ii) any action, or inaction of Mortgagee in connection with the Note, this Mortgage, the other Loan Documents or the Mortgaged Property; (iii) the construction of any Improvements;
(iv) the use and operation of the Mortgaged Property; (v) any acts or omissions of Mortgagor or any other Person at, on or about the Mortgaged Property regarding the contamination of air, soil, surface waters or groundwaters over, on or under the Mortgaged Property; (vi) the presence, whether past, present or future, of any Hazardous Material on, in or under the Mortgaged Property; or
(vii) any past, present or future events, conditions, circumstances, activities, practices, incidents, actions or plans involving the manufacture, processing, distribution, use, transport, handling, treatment, storage, disposal, cleanup, emission, discharge, seepage, spillage, leakage, release or threatened release of any Hazardous Material on, in, under or from the Mortgaged Property, in connection with Mortgagor's operations on the Mortgaged Property, or otherwise; all of the foregoing regardless of whether within the control of Mortgagee.

                (b) The indemnifications of this Section 5.17 shall survive the full payment and performance of the Obligations and the satisfaction of this Mortgage.

            5.18 MORTGAGOR TO FURNISH FINANCIAL STATEMENTS. Mortgagor shall submit annual and interim financial statements and other accounting data as required in the Loan Agreement. Such statements shall include, at a minimum: a balance sheet; an income and expense statement; and a statement showing contingent liabilities. Each unaudited statement must contain a certification to Mortgagee of the statement's accuracy and completeness signed by an authorized officer or the individual, as applicable. Unless otherwise specified in the Loan Agreement, annual statements of business entities (including corporations) shall be audited and bear the unqualified opinion of an acceptable certified public accountant. The annual statements shall be submitted when required in the Loan Agreement, or if not specified then no later than April 30 of each year of the Loan term. Interim statements shall be submitted as required in the Loan Agreement.

            5.19 FURTHER ASSURANCES. Mortgagor, at its sole expense, upon the request of Mortgagee, shall execute, acknowledge and deliver such further instruments and do such further acts as may, in the opinion of the Mortgagee, be necessary, desirable, or proper to carry out more effectively the purpose of this Mortgage and to subject to the lien hereof any property intended by the terms hereof to be covered hereby, including, without limitation, any proceeds, renewals, additions, substitutions, replacements, products, betterments, accessions and appurtenances thereto and thereof.

            5.20 JUNIOR MORTGAGE(S) AND RIGHTS OF MORTGAGEE.

                (a) Mortgagor shall, with respect to any Junior Mortgage, (i) promptly observe and perform all of the covenants and conditions contained in the Junior Mortgage, (ii) duly and promptly make all payments required by the terms of the Junior Mortgage, (iii) promptly notify Mortgagee in writing upon receipt by Mortgagor of any notice that Mortgagor is in default under the Junior Mortgage or that an event has occurred which with due notice or the lapse of time, or both, would constitute a default under the Junior Mortgage, and to promptly cause a copy of each such notice given by the holder thereof to be delivered to Mortgagee, and (iv) from time to time upon demand of Mortgagee submit evidence to Mortgagee that Mortgagor has maintained and is maintaining the Junior Mortgage in good standing. Upon receipt by Mortgagee of any such aforesaid notice, Mortgagee may rely thereon even though the existence of such default or the nature thereof may be questioned or denied by Mortgagor or by any party on behalf of Mortgagor.

                (b) If Mortgagor fails to make any payment required under the Junior Mortgage as and when due, or fails to perform any condition, covenant, or term of the Junior Mortgage, then Mortgagee may on behalf of Mortgagor, but without obligation to do so, and without notice to and demand upon Mortgagor, and without releasing Mortgagor from any Obligation and without waiving any Event of Default hereunder, take any action Mortgagee deems necessary or desirable to prevent or cure any such default by Mortgagor, including, but without limitation, the right to pay any and all payments of principal and interest, insurance premiums, taxes and assessments and other sums due or to become due under the Junior Mortgage. Mortgagor hereby expressly grants to Mortgagee and agrees that Mortgagee and its agents shall have the absolute and immediate right to enter upon the Land and the Improvements or any part thereof to such extent and as often as Mortgagee in its sole discretion deems necessary or desirable in order to prevent or cure any such default by Mortgagor. All payments and all costs and expenses incurred by Mortgagee in connection with any such prevention or cure (including, without limitation, reasonable attorneys' fees and expenses), together with interest thereon at the Default Rate from the date incurred by Mortgagee, shall be secured by this Mortgage and shall be due and payable by Mortgagor immediately, whether or not there be notice, demand, an attempt to collect same, or suit pending.

                (c) Nothing in this Section 5.20 shall in any manner be construed as consent by Mortgagee to the further encumbering or mortgaging of the Mortgaged Property.

            5.21 FINANCING STATEMENTS. Mortgagor shall execute and deliver to Mortgagee, in form and substance satisfactory to Mortgagee, such financing statements, continuation statements, and such further assurances as Mortgagee may from time to time consider reasonably necessary to create, perfect, preserve and maintain in full force and effect Mortgagee's lien upon the Fixtures, Leases, Rents and Personal Property; and, Mortgagee, at the expense of Mortgagor, may cause such statements and assurances to be recorded and rerecorded, filed and re-filed, in the name of Mortgagor, and Mortgagor hereby constitutes and irrevocably appoints Mortgagee its true and lawful attorney-in-fact, which appointment is coupled with an interest, with full power of substitution, and empowers said attorney or attorneys in the name of Mortgagor, but at the option of said attorney-in-fact, to execute and file any and all financing statements.

            5.22 WITHHOLDING TAXES.

                (a) If under any applicable law or regulation or the interpretation thereof by any Governmental Authority charged with the administration thereof, Mortgagor shall be required to make any withholding or deduction from any payment of the Obligations (whether of principal, interest or otherwise) to be made by or on behalf of Mortgagor to Mortgagee for or in respect of any present or future taxes, levies, imposts, duties, charges, or fees of any nature (excepting only Mortgagee's income taxes of the United States of America and its political subdivisions), the amount due to Mortgagee from Mortgagor in respect of such payment shall be increased to the extent necessary to ensure that after making such withholding or deduction and any withholdings or deductions required to be made in respect to any such increase, Mortgagee shall receive an amount equal to the amount which Mortgagee would have received had no such withholding or deduction been required to be made. In the event of any such withholding or deduction, Mortgagor shall deliver to Mortgagee forthwith after receipt thereof the official receipt or other official documentation evidencing the payment of the amount so withheld or deducted.

                (b) If Mortgagor shall fail to make any withholding or deduction so required to be made, Mortgagee reserves the right to make payment thereof to the appropriate Governmental Authority. If Mortgagee makes such payment under any applicable law or regulation or if as a result of the interpretation thereof by any Governmental Authority charged with the administration thereof in respect of any such payment, whether of principal, interest or otherwise made or to be made by Mortgagor, Mortgagee shall be required to pay any tax, levy, impost, duty, charge or fee of any nature (excepting only Mortgagee's income taxes of the United States of America and its political subdivisions), Mortgagor shall and does hereby indemnify Mortgagee against and shall forthwith upon demand of Mortgagee pay to Mortgagee the amount of such payment, together with any interest, penalties, and expenses in connection therewith, and interest thereon at the Default Rate; and in the event any of the aforesaid amounts, interest, penalties or expenses shall be subject to withholding or deduction, the amount thereof shall be increased to the extent necessary to ensure that after making such withholding or deduction and any withholdings or deductions in respect of any such increase, Mortgagee shall receive an amount equal to the amount which Mortgagee would have received had no such withholding or deduction been required to be made.

                (c) Any increased amount required to be paid by Mortgagor in accordance with the provisions of this Section 5.22 shall have the same character as the amount in respect of which such increased amount is determined, but shall not (i) if characterized as principal, be applied in reduction of the principal amount outstanding under the Obligations or (ii) if characterized as interest, be applied in reduction of accrued, unpaid interest under the Obligations.

            5.23 HAZARDOUS MATERIAL. Mortgagor hereby discloses to Mortgagee that in the course of conducting Mortgagor's business upon the Mortgaged Property, Mortgagor will use various chemicals in its manufacturing and assembly processes, some of which may constitute a Hazardous Material, such as by way of example, chlorine gas. Mortgagee hereby recognizes that such chemicals may be used in the ordinary course of Mortgagor's business operations upon the Property. Provided, however, that any such use, handling and storage of Hazardous Material must be in compliance with all Environmental Requirements and Environmental Laws, and shall not constitute a violation of such Environmental Requirements and Environmental Laws or this Mortgage.

                (a) Mortgagor shall immediately notify Mortgagee orally and in writing (i) if Mortgagor becomes aware of the presence of any Hazardous Material or other environmental problem or liability on, in, under, released from or associated with the Mortgaged Property except as to Hazardous Material lawfully used by the Mortgagor in the ordinary course of Mortgagor's business operations on the Mortgaged Property, or (ii) if an Environmental Claim is then existing with respect to the Mortgaged Property. Mortgagor shall forthwith transmit to Mortgagee all information it has received with respect to the Environmental Claim.

                (b) Mortgagor shall, at its own cost and expense, take any action necessary or advisable for the cleanup of any unlawfully used Hazardous Material on, in, under, released from or associated with the Mortgaged Property, including any removal, containment or remedial actions in accordance with all applicable Environmental Laws, and shall pay or cause to be paid all cleanup, administrative, enforcement and other costs, expenses or fines which may be asserted against Mortgagor, Mortgagee, the Mortgaged Property, or any other Person in connection therewith.

                (c) Mortgagee shall have the right but not the obligation, and without any limitation of Mortgagee's other rights under this Mortgage, to enter onto the Mortgaged Property or to take any action as it deems necessary or advisable to cleanup, remove, resolve or minimize the impact of, or otherwise deal with, any Hazardous Material or any Environmental Claim following receipt of any notice from any Person or Governmental Authority asserting the existence of any Hazardous Material or an Environmental Claim pertaining to the Mortgaged Property or any part thereof which, if true, could result in an order, suit or other action against Mortgagor or Mortgagee which, in the sole opinion of Mortgagee, could jeopardize Mortgagee's security under this Mortgage. All costs and expenses incurred by Mortgagee in the exercise of any such rights shall be secured by this Mortgage and shall be payable by Mortgagor upon demand.

                (d) Except as to Hazardous Material lawfully used by the Mortgagor in the ordinary course of Mortgagor's business operations on the Mortgaged Property, if Mortgagee shall have reason to believe that any other Hazardous Material affects the Mortgaged Property, or if required by any Governmental Authority or Governmental Requirement, or if any Environmental Claim is made or threatened, or if an Event of Default shall have occurred hereunder or under any of the Loan Documents, or if the lien of the Mortgage is foreclosed upon or upon a conveyance by deed in lieu of foreclosure wherein possession of the Mortgaged Property has been given to and accepted by the purchaser or grantee, then Mortgagor shall, within forty-five (45) days of Mortgagee's written request, cause to be prepared an environmental assessment of the Mortgaged Property and, if required by Mortgagee, an environmental assessment (as hereinafter defined) of the Mortgaged Property including Hazardous Material waste management practices and Hazardous Material waste disposal sites thereon. As used herein, the term "Environmental Assessment" means a report (including all drafts thereof) of an environmental assessment of the Mortgaged Property of such scope (including but not limited to the taking of soil borings and air and groundwater samples and other above and below ground testing) as Mortgagee may request, by a consulting firm acceptable to Mortgagee, made in accordance with Mortgagee's established guidelines and at Mortgagor's sole cost and expense. Should Mortgagor fail to provide such Environmental Assessment within said forty-five (45) day period, Mortgagee shall have the right, but not the obligation, to retain an environmental consultant to perform and prepare same. All costs and expenses incurred by Mortgagee in the exercise of such rights shall be secured by this Mortgage and shall be payable by Mortgagor upon demand or charged to Mortgagor's loan balance at the discretion of Mortgagee. In the event Mortgagee causes an Environmental Assessment of the Mortgaged Property to be conducted, Mortgagee agrees to provide a copy of such Environmental Assessment to Mortgagor, upon Mortgagor's request.

            5.24 FINANCIAL REPORTS, ETC. Mortgagor shall, at Mortgagor's sole cost and expense, provide Mortgagee with any financial statements, financial reports, appraisals or other documentation with respect to

Mortgagor or the Mortgaged Property which may be required from time to time by any Governmental Authority having regulatory authority over Mortgagee. Such information shall be provided by Mortgagor within thirty (30) days after written request from Mortgagee.

            5.25 APPRAISALS. In addition to the appraisals required by Mortgagee prior to closing of the Loan, updated appraisals shall be prepared at Mortgagor's expense when requested by Bank or when required in connection with any extension options in the Note. Such appraisals shall be prepared in accordance with written instructions from Mortgagee by a professional appraiser selected and engaged by Mortgagee. Mortgagor shall cooperate fully with the appraisal process and shall allow the appraisers reasonable access to the Mortgaged Property and its tenants. Notwithstanding anything contained herein to the contrary, Mortgagee shall not request updated appraisals pursuant to this Section unless: (a) an Event of Default has occurred, or (b) if required by any governmental law or regulation, or (c) no more than once in any calendar year, for good cause (i.e. Mortgagee has reason to believe the value of the Mortgaged Property has declined such that the Original Loan-to-Value Ratio [as defined below] is no longer maintained).

            5.26 REAPPRAISAL OF MORTGAGED PROPERTY. Mortgagor acknowledges that Mortgagee was induced to enter into the subject Loan transaction based upon a specific loan-to-value ratio (the "Original Loan-to-Value Ratio"). The Original Loan-to-Value Ratio was based upon the appraised value (the "Original Appraised Value") of the Mortgaged Property set forth in the appraisal Mortgagor submitted to Mortgagee prior to the closing of the subject Loan transaction. If any updated appraisal received by Mortgagee pursuant to Section 5.25 above reflects that the appraised value of the Mortgaged Property has decreased from the Original Appraised Value and if such decrease results in a loan-to-value ratio which is higher than the Original Loan-to-Value Ratio, Mortgagor shall within ten (10) days of Mortgagee's written request make a principal payment (the "Prepayment") under the Note in an amount sufficient to maintain the Original Loan-to-Value Ratio. Such Prepayment shall not entitle Mortgagor to a release of any of the Mortgaged Property.

            5.27 PERFORMANCE OF LOAN DOCUMENTS. Mortgagor shall duly and punctually perform all covenants, terms and agreements expressed as binding upon it under all of the Loan Documents.

            5.28 PERFORMANCE OF OTHER AGREEMENTS. Mortgagor shall duly and punctually perform all covenants, terms and agreements expressed as binding upon it under any Permitted Title Exception, or any other agreement of any nature whatsoever binding upon it with respect to the Mortgaged Property.

            5.29 CONSTRUCTION LOAN AGREEMENT. The Loan evidenced by the Note and secured by this Mortgage is to be disbursed in accordance with the terms and provisions of the Loan Agreement. The Note, this Mortgage and the Loan Agreement shall always be taken and read together as constituting parts of one transaction. All sums disbursed pursuant to the terms of the Loan Agreement shall be secured by this Mortgage with the same priority as if advanced on the date hereof. Mortgagor shall fully, duly and promptly discharge each and every of its agreements contained in the Loan Agreement and comply with, abide by and perform all of the provisions and conditions thereof.

            5.30 INTEREST RATE SWAP PROTECTION AGREEMENTS. Mortgagor shall duly and punctually perform all covenants, terms and agreements expressed as binding upon it under any Interest Rate Protection Agreements. Mortgagor acknowledges that its obligations under any Interest Rate Protection Agreement are obligations secured by this Mortgage. Further, Mortgagor acknowledges and agrees that the occurrence of any event of default under any Interest Rate Protection Agreement shall be a default hereunder, and vice versa.

                                   ARTICLE VI

                               NEGATIVE COVENANTS

            6.1 USE VIOLATIONS, ETC. Mortgagor shall not use the Mortgaged Property or allow the same to be used or occupied for any unlawful purpose or in violation of any Governmental Requirement or restrictive covenant covering, affecting or applying to the ownership, use or occupancy thereof, commit or permit or suffer any act to be done or any condition to exist on the Mortgaged Property or any article to be brought thereon that may be dangerous, or that may in any way increase any ordinary fire or other hazard, unless safeguarded as required by law, or that may, in law, constitute a nuisance, public or private.

            6.2 CARE OF THE MORTGAGED PROPERTY.

                (a) Mortgagor shall not commit or permit any waste, impairment, or deterioration of the Mortgaged Property, or (except as may be provided for in the Loan Agreement) perform any clearing, grading, filling or excavation of the Mortgaged Property, or make or permit to be made to the Mortgaged Property any alterations or additions that would have the effect of materially diminishing the value thereof (in Mortgagee's sole opinion) or take or permit any action that will in any way increase any ordinary fire or other hazard arising out of the construction or operation thereof.

                (b) Mortgagor shall not, without the prior written consent of Mortgagee, remove, demolish or substantially alter, or permit the removal, demolishment or substantial alteration of, any Improvements on the Land. In the event such consent is given and if any work to be performed shall involve an estimated expenditure of more than $25,000.00, no such work shall be undertaken until plans and specifications therefor, prepared by an architect satisfactory to Mortgagee, shall have been submitted to and approved by Mortgagee.

                (c) Mortgagor shall not permit any of the Fixtures or Personal Property to be demolished or to be removed from the Land, without the prior written consent of Mortgagee. In the event such consent is given, the Mortgagee may require that said Fixture or Personal Property be replaced by an article of equal suitability and value, owned by Mortgagor free and clear of any vendor's lien, chattel mortgage, or security interest of any kind, except such as may be approved in writing by Mortgagee, and that such replacement article be encumbered by the lien of this Mortgage. Notwithstanding the foregoing, the Mortgagor may remove or demolish any Fixture or Personal Property without first obtaining the Mortgagee's prior written consent provided (i) the value of such article does not exceed in value at the time of disposition thereof $50,000.00 for any single item, or a total of $150,000.00 in any one year for all such items and (ii) that said article is replaced and subject to the lien of this Mortgage as aforesaid.

            6.3 OTHER LIENS AND MORTGAGES.

                (a) Mortgagor shall not, without the prior written consent of Mortgagee, create or permit to be created or to remain, any mortgage, pledge, construction lien or other lien, conditional sale or other title retention agreement, encumbrance, claim, or charge on (whether prior or subordinate to the lien of this Mortgage or the other Loan Documents) the Mortgaged Property or income therefrom, other than this Mortgage, the other Loan Documents and the Permitted Title Exceptions. Any transaction prohibited under this Section shall be null and void.

                (b) Mortgagor shall not, without the prior written consent of Mortgagee, (i) enter into any agreement either oral or in writing, whereby any permitted Junior Mortgage is modified or amended in any manner whatsoever, (ii) permit the release of any guarantor or modification of any guaranty affecting any permitted Junior Mortgage, or (iii) incur any additional indebtedness secured thereby.

                (c) Mortgagor shall not directly or indirectly, take, acquire, or permit to be taken or acquired by any other party, any interest whatsoever in any permitted Junior Mortgage without the prior written consent of Mortgagee.

            6.4 TRANSFER OF MORTGAGED PROPERTY. Except as may otherwise be expressly permitted in the Loan Agreement (if any) executed in connection with this Mortgage, Mortgagor shall not sell, convey, or transfer or permit to be sold, conveyed or transferred any interest in the Mortgaged Property or any part thereof. A contract to deed or agreement for deed, or an assignment, pledge, or encumbrance of a beneficial interest in any land trust, or a lease for all or substantially all of the Land or Improvements shall constitute a transfer prohibited by the provisions of this Section and shall be null and void.

            6.5 MORTGAGOR'S CERTIFICATE OF INCORPORATION AND PARTNERSHIP AGREEMENT. Mortgagor, if a corporation or a Partnership, shall not, without the prior written consent of Mortgagee, materially amend or modify its articles or certificate of incorporation or bylaws or its certificate of Partnership or Partnership agreement.

            6.6 ENVIRONMENTAL CONTAMINATION/HAZARDOUS MATERIAL. Mortgagor and the Mortgaged Property shall at all times remain in full compliance with all Environmental Laws. Except as to Hazardous Material lawfully used by the Mortgagor in the ordinary course of Mortgagor's business operations on the Mortgaged Property, Mortgagor shall not, nor permit any other person to manufacture, process, distribute, use, transport, handle, treat, store, dispose, emit, discharge, leak, spill or release any Hazardous Material on, in, under or from the Mortgaged Property.

                                   ARTICLE VII

                                EVENTS OF DEFAULT

            7.1 EVENTS OF DEFAULT. An "Event of Default", as used in this Mortgage, shall occur at any time or from time to time:

                (a) FAILURE TO PAY. If any Obligation or any installment thereof is not paid as and when due and payable;

                (b) FAILURE TO PERFORM. If any Obligation other than an Obligation requiring the payment of money or the occurrence of an event described in Subsections 7.1(e), (g), (i), (l) or (m) below is not duly and promptly performed or is violated and such non-performance or violation is not curable, or if curable continues for a period of ten (10) days after written notice thereof from Mortgagee to Mortgagor, provided, however, if such non-performance or violation may not reasonably be cured within such ten (10) day period, an Event of Default shall not be deemed to have occurred so long as same shall be diligently and continuously endeavored to be cured.

Notwithstanding the foregoing, it shall be an Event of Default if such non-performance or violation has not been cured within sixty (60) days after notice thereof;

                (c) FALSE REPRESENTATION. If any representation or warranty made in any Loan Document by or on behalf of Mortgagor or any Guarantor is at any time false, misleading, or breached;

                (d) JUDGMENT. If a final judgment for the payment of money is rendered against Mortgagor or any Guarantor, and the same remains unsatisfied except for such period of time as execution on the judgment is effectively stayed;

                (e) VOLUNTARY BANKRUPTCY, ETC. If Mortgagor or any Guarantor (i) is voluntarily adjudicated a bankrupt or insolvent, (ii) seeks or consents to the appointment of a receiver or trustee for itself or for all or any part of its property, (iii) files a petition seeking relief, including reorganization, arrangement or similar relief, under the present Bankruptcy Code or other similar present or future applicable laws of the United States or any state or any other competent jurisdiction, (iv) makes a general assignment for the benefit of creditors or (v) admits in writing its inability to pay its debts as they mature;

                (f) INVOLUNTARY BANKRUPTCY, ETC. If a receiver or trustee is appointed for Mortgagor or any Guarantor or for all or any part of their respective properties without their respective consents and such appointment is not vacated within one hundred twenty (120) days, or if a petition is filed against Mortgagor or any Guarantor seeking relief, including reorganization, arrangement or similar relief, under the present Bankruptcy Code or other similar present or future applicable laws of the United States or any state or other competent jurisdiction, and such petition is not dismissed within one hundred twenty (120) days after the filing thereof;

                (g) DISSOLUTION. If Mortgagor or any Guarantor voluntarily or involuntarily dissolves or liquidates;

                (h) FINANCIAL CONDITION. If a material adverse change has occurred, at any time or times subsequent to the date hereof, in the financial condition, results of operations, operations, business, properties, or prospects of Mortgagor, its subsidiaries, parent or affiliates;

                (i) DEFAULT UNDER LOAN DOCUMENTS. If any default occurs under any of the other Loan Documents or if any obligation of Mortgagor under any of the other Loan Documents is not fully performed;

                (j) FORECLOSURE OF OTHER LIENS. If the holder of any mortgage or other lien on the Mortgaged Property, whether a Permitted Title Exception or not (without hereby implying Mortgagee's consent to any such mortgage or other lien) institutes foreclosure or other proceedings for the enforcement of any of its remedies thereunder;

                (k) NOTICE LIMITING FUTURE ADVANCES. If Mortgagor, pursuant to FLORIDA STATUTES ss. 697.04(1)(b) as amended from time to time, files for record a notice limiting the maximum amount which may be secured by this Mortgage;

                (l) DEFAULT UNDER JUNIOR MORTGAGE. If any default or any event of default occurs under any permitted Junior Mortgage, whether or not foreclosure or other proceedings have been instituted thereunder; or

                (m) OTHER EVENTS OF DEFAULT. If a general partner of Mortgagor, if Mortgagor is a limited partnership, or any partner of Mortgagor, if Mortgagor is a general partnership, is the subject of any occurrence described in Subsections (d) through (h), inclusive, of this Article.

                (n) DEFAULT UNDER INTEREST RATE PROTECTION AGREEMENT. If any default or any event of default occurs under any Interest Rate Protection Agreement or if Mortgagor fails to pay any sum due under any Interest Rate Protection Agreement when due.

                                  ARTICLE VIII

                               RIGHTS AND REMEDIES

            8.1 REMEDIES. If an Event of Default shall have occurred, Mortgagee may, at its option, exercise any, some or all of the following remedies, concurrently or consecutively.

                (a) ACCELERATION. Mortgagee may declare all of the unpaid Obligations, together with all accrued interest thereon, to be due and payable without notice or demand which are hereby expressly waived, and upon such declaration all such Obligations shall immediately become due and payable as fully and to the same effect as if the date of such declaration were the date originally specified for the full payment or maturity thereof.

                (b) MORTGAGEE'S RIGHT TO ENTER AND TAKE POSSESSION, OPERATE AND APPLY INCOME.

                    (i) Mortgagee may demand that Mortgagor surrender the actual possession of the Mortgaged Property and upon such demand, Mortgagor shall forthwith surrender same to Mortgagee and, to the extent permitted by law, Mortgagee itself, or by such officers or agents as it may appoint, may enter and take possession of all of the Mortgaged Property and may exclude Mortgagor and its agents and employees wholly therefrom. Notwithstanding anything to the contrary contained herein, the surrender of possession of the Mortgaged Property by Mortgagor herein shall under no circumstances be construed to mean Mortgagor's surrender of the business operated on the Mortgaged Property.

                    (ii) If Mortgagor shall for any reason fail to surrender or deliver the Mortgaged Property or any part thereof after Mortgagee's demand, Mortgagee may obtain a judgment or order conferring on Mortgagee the right to immediate possession or requiring the Mortgagor to deliver immediate possession to Mortgagee, to the entry of which judgment or decree the Mortgagor hereby specifically consents.

                    (iii) Mortgagee may from time to time: (A) continue and complete construction of, hold, store, use, operate, manage and control the Mortgaged Property and conduct the business thereof; (B) make all reasonably necessary maintenance, repairs, renewals, replacements, additions, betterments and improvements thereto and thereon and purchase or otherwise acquire additional Fixtures and Personal Property; (C) insure or keep the Mortgaged Property insured; (D) exercise all the rights and powers of the Mortgagor in its name or otherwise with respect to the same; and (E) enter into agreements with others (including, without limitation, new Leases or amendments, extensions, or cancellations to existing Leases) all as Mortgagee from time to time may determine in its sole discretion. Mortgagor hereby constitutes and irrevocably appoints Mortgagee its true and lawful attorney-in-fact, which appointment is coupled with an interest, with full power of substitution, and empowers said attorney or attorneys in the name of Mortgagor, but at the option of said attorney-in-fact, to do any and all acts and execute any and all agreements that Mortgagee may deem necessary or proper to implement and perform any and all of the foregoing.

                    (iv) The Mortgagee may, with or without taking possession of the Mortgaged Property as hereinabove provided, collect and receive all the Rents therefrom, including those past due as well as those accruing thereafter, and shall apply the monies so received first, to the payment of all costs and expenses (including, without limitation, reasonable attorneys' fees and expenses) incurred by Mortgagee and its agents in connection with the collection of same, whether or not in possession of the Mortgaged Property, and second, in such order as Mortgagee may elect, to the payment of the Obligations.

                (c) PROCEEDINGS TO RECOVER SUMS DUE.

                    (i) If any installment or part of any Obligation shall fail to be paid when due, Mortgagee shall be entitled to sue for and to recover judgment against the Mortgagor for the amount so due and unpaid together with all costs and expenses (including, without limitation, reasonable attorneys' fees and expenses) incurred by Mortgagee in connection with such proceeding, together with interest thereon at the Default Rate from the date incurred by Mortgagee. All such costs and expenses shall be secured by this Mortgage and shall be due and payable by Mortgagor immediately.

                    (ii) If Mortgagor shall fail to pay upon the Mortgagee's demand, after acceleration as provided in Subsection 8.1(a), all of the unpaid Obligations, together with all accrued interest thereon, Mortgagee shall be entitled to sue for and to recover judgment against the Mortgagor for the entire amount so due and unpaid together with all costs and expenses (including, without limitation, reasonable attorneys' fees and expenses) incurred by Mortgagee in connection with such proceeding, together with interest thereon at the Default Rate from the date incurred by Mortgagee. All such costs and expenses shall be secured by this Mortgage and shall be payable by Mortgagor immediately. Mortgagee's right under this Sub-section (ii) may be exercised by Mortgagee either before, after or during the pendency of any proceedings for the enforcement of this Mortgage, including appellate proceedings.

                    (iii) No recovery of any judgment as provided in Subsections
(i) and (ii) above and no attachment or levy of any execution upon any of the Mortgaged Property or any other property shall in any way affect the lien of this Mortgage upon the Mortgaged Property or any part thereof, or any lien, rights, powers, or remedies of Mortgagee hereunder, but such lien, rights, powers and remedies shall continue unimpaired as before.

                (d) FORECLOSURE.

                    (i) Mortgagee may institute proceedings for the partial or complete foreclosure of this Mortgage and Mortgagee may, pursuant to any final judgment of foreclosure, sell the Mortgaged Property as an entirety or in separate lots, units, or parcels.

                    (ii) In case of a foreclosure sale of all or any part of the Mortgaged Property, the proceeds of sale shall be applied in accordance with
Section 8.8 hereof, and the Mortgagee shall be entitled to seek a deficiency judgment against the Mortgagor to enforce payment of any and all Obligations then remaining due and unpaid, together with interest thereon, and to recover a judgment against the Mortgagor therefor.

                    (iii) The Mortgagee is authorized to foreclose this Mortgage subject to the rights of any tenants of the Mortgaged Property, or Mortgagee may elect which tenants Mortgagee desires to name as parties defendant in such foreclosure and failure to make any such tenants parties defendant to any such foreclosure proceedings and to foreclose their rights will not be, nor be asserted by the Mortgagor to be, a defense to any proceedings instituted by the Mortgagee to collect the unpaid Obligations or to collect any deficiency remaining unpaid after the foreclosure sale of the Mortgaged Property.

                    (e) RECEIVER. Mortgagee may apply to any court of competent jurisdiction to have a receiver appointed to enter upon and take possession of the Mortgaged Property, collect the Rents therefrom and apply the same as the court may direct, such receiver to have all of the rights and powers permitted under the laws of the State of Florida. The right of the appointment of such receiver shall be a matter of strict right without regard to the value or the occupancy of the Mortgaged Property or the solvency or insolvency of Mortgagor. The expenses, including receiver's fees, attorneys' fees, costs and agent's commission incurred pursuant to the powers herein contained, together with interest thereon at the Default Rate, shall be secured hereby and shall be due and payable by Mortgagor immediately without notice or demand. Notwithstanding the appointment of any receiver or other custodian, Mortgagee shall be entitled as pledgee to the possession and control of any cash or deposits at the time held by, payable, or deliverable under the terms of this Mortgage to the Mortgagee, and the Mortgagee shall have the right to offset the unpaid Obligations against any such cash or deposits in such order as Mortgagee may elect.

                    (f) REMEDIES AS TO PERSONAL PROPERTY. Mortgagee may exercise any or all of its rights and remedies under the Uniform Commercial Code-Secured Transactions as adopted by the State of Florida or other applicable law as well as all other rights and remedies possessed by Mortgagee, all of which shall be cumulative. Mortgagee is hereby authorized and empowered to enter the Mortgaged Property or other place where the Personal Property may be located without legal process, and to take possession of the Personal Property without notice or demand, which hereby are waived to the maximum extent permitted by the laws of the State of Florida. Upon demand by Mortgagee, Mortgagor shall make the Personal Property available to Mortgagee at a place reasonably convenient to Mortgagee. Mortgagee may sell at one or more public or private sales and for such price as Mortgagee may deem commercially reasonable, any and all of the Personal Property secured by this Mortgage, and any other security or property held by Mortgagee and Mortgagee may be the purchaser of any or all of the Personal Property.

                    (g) OTHER. Mortgagee may institute and maintain any suits and proceedings as the Mortgagee may deem advisable (i) to prevent any impairment of the Mortgaged Property by any acts which may be unlawful or in violation of this Mortgage, (ii) to preserve or protect its interest in the Mortgaged Property, and (iii) to restrain the enforcement of or compliance with any Governmental Requirement that may be unconstitutional or otherwise invalid, if the enforcement of or compliance with such Governmental Requirement might impair the security hereunder or be prejudicial to the Mortgagee's interest.

            8.2 REMEDIES CUMULATIVE AND CONCURRENT. No right, power or remedy of Mortgagee as provided in the Note, this Mortgage, the Guaranty, or the other Loan Documents is intended to be exclusive of any other right, power, or remedy of Mortgagee, but each and every such right, power and remedy shall be cumulative and concurrent and in addition to any other right, power or remedy available to Mortgagee now or hereafter existing at law or in equity and may be pursued separately, successively or together against Mortgagor, any Guarantor, or any endorser, co-maker, surety or guarantor of the Obligations, or the Mortgaged Property or any part thereof, or any one or more of them, at the sole discretion of Mortgagee. The failure of Mortgagee to exercise any such right, power or remedy shall in no event be construed as a waiver or release thereof.

            8.3 WAIVER, DELAY OR OMISSION. No waiver of any Event of Default hereunder shall extend to or affect any subsequent or any other Event of Default then existing, or impair any rights, powers or remedies consequent thereon, and no delay or omission of Mortgagee to exercise any right, power or remedy shall be construed to waive any such Event of Default or to constitute acquiescence therein.

            8.4 CREDIT OF MORTGAGEE. To the maximum extent permitted by the laws of the State of Florida, upon any sale made under or by virtue of this Article, Mortgagee may bid for and acquire the Mortgaged Property, or any part thereof, and in lieu of paying cash therefor may apply to the purchase price, any portion of or all of the unpaid Obligations in such order as Mortgagee may elect.

            8.5 SALE. Any sale or sales made under or by virtue of this Article shall operate to divest all the estate, right, title, interest, claim and demand whatsoever at law or in equity, of the Mortgagor and all Persons, except tenants pursuant to Leases approved by Mortgagee, claiming by, through or under Mortgagor in and to the properties and rights so sold, whether sold to Mortgagee or to others.

            8.6 PROOFS OF CLAIM. In the case of any receivership, insolvency, bankruptcy, reorganization, arrangement, adjustment, composition, seizure of the Mortgaged Property by any Governmental Authority, or other judicial proceedings affecting the Mortgagor, any Guarantor, any endorser, co-maker, surety, or guarantor of the Obligations, or any of their respective properties, the Mortgagee, to the extent permitted by law, shall be entitled to file such proofs of claim and other documents as may be necessary or advisable in order to have its claim allowed in such proceedings for the entire unpaid Obligations at the date of the institution of such proceedings, and for any additional amounts which may become due and payable after such date.

            8.7 WAIVER OF REDEMPTION, NOTICE, MARSHALLING, ETC. Mortgagor hereby waives and releases, for itself and anyone claiming through, by, or under it, to the maximum extent permitted by the laws of the State of Florida:

                (a) all benefit that might accrue to Mortgagor by virtue of any present or future law exempting the Mortgaged Property, or any part of the proceeds arising from any sale thereof, from attachment, levy or sale on execution, or providing for any appraisement, valuation, stay of execution, exemption from civil process, redemption or extension of time for payment,

                (b) unless specifically required herein, all notices of default, or Mortgagee's actual exercise of any option or remedy under the Loan Documents, or otherwise, and

                (c) any right to have the Mortgaged Property marshalled.

            8.8 APPLICATION OF PROCEEDS. The proceeds of any sale of all or any portion of the Mortgaged Property shall be applied by Mortgagee first, to the payment of receiver's fees and expenses, if any, and to the payment of all costs and expenses (including, without limitation, reasonable attorneys' fees and expenses) incurred by Mortgagee, together with interest thereon at the Default Rate from the date so incurred, in connection with any entry, action or proceeding under this Article and, second, in such order as Mortgagee may elect, to the payment of the Obligations. Mortgagor shall be and remain liable to Mortgagee for any difference between the net proceeds of sale and the amount of the Obligations until all of the Obligations have been paid in full.

            8.9 DISCONTINUANCE OF PROCEEDINGS. If Mortgagee shall have proceeded to enforce any right under any Loan Document and such proceedings shall have been discontinued or abandoned for any reason, then except as may be provided in any written agreement between Mortgagor and Mortgagee providing for the discontinuance or abandonment of such proceedings, Mortgagor and Mortgagee shall be restored to their former positions and the rights, remedies and powers of Mortgagee shall continue as if no such proceedings had been instituted.

            8.10 MORTGAGEE'S ACTIONS. Mortgagee may, at any time without notice to any Person and without consideration, do or refrain from doing any or all of the following actions, and neither the Mortgagor, any Guarantor, any endorser, co-maker, surety or guarantor of the Obligations, nor any other Person (hereinafter in this Section 8.10 collectively referred to as the "Obligor") now or hereafter liable for the payment and performance of the Obligations shall be relieved from the payment and performance thereof, unless specifically released in writing by Mortgagee: (a) renew, extend or modify the terms of the Note, this Mortgage, the Guaranty and the other Loan Documents, or any of them; (b) forbear or extend the time for the payment or performance of any or all of the Obligations; (c) apply payments by any Obligor to the reduction of the unpaid Obligations in such manner, in such amounts, and at such times and in such order and priority as Mortgagee may see fit; (d) release any Obligor; (e) substitute or release in whole or in part the Mortgaged Property or any other collateral or any portion thereof now or hereafter held as security for the Obligations without affecting, disturbing or impairing in any manner whatsoever the validity and priority of the lien of this Mortgage upon the Mortgaged Property which is not released or substituted, or the validity and priority of any security interest of the Mortgagee in such other collateral which is not released or substituted; (f) subordinate the lien of this Mortgage or the lien of any other security interest in any other collateral now or hereafter held as security for the Obligations; (g) join in the execution of a plat or replat of the Land; (h) join in and consent to the filing of a declaration of condominium or declaration of restrictive covenants regarding all or any part of the Land; (i) consent to the granting of any easement on the Land; and (j) generally deal with any Obligor or any other party as Mortgagee may see fit.

                                   ARTICLE IX

                             MORTGAGEE'S PERFORMANCE

            9.1 GOVERNMENTAL REGULATION OF MORTGAGEE. Mortgagee is subject to various Governmental Authorities and the laws, rules and regulations enacted, adopted and promulgated by them. To the extent that Mortgagee's authority to perform its obligations (if any) under this Mortgage, now or hereafter, may be limited or regulated by such Governmental Authorities, Mortgagee is hereby excused from such performance.

            9.2 MORTGAGEE'S FAILURE TO PERFORM. If Mortgagee fails to perform its obligations (if any) under this Mortgage (except to the extent excused therefrom as provided in Section 9.1 above), Mortgagor shall notify Mortgagee in writing (the "Notice") within thirty (30) days after Mortgagor's obtaining knowledge of such failure. Each such Notice shall describe in detail the act or event constituting the non-performance by Mortgagee. Mortgagee shall have thirty
(30) days after its receipt of the Notice to cure any such failure to perform, unless such cure can not be accomplished using reasonable efforts within said thirty (30) day period, in which case Mortgagee shall have such additional time as may be necessary, using reasonable efforts, to cure such non-performance (the "Mortgagee Cure Period").

            9.3 MORTGAGOR'S RIGHTS AND REMEDIES. The giving of the Notice and the expiration of the Mortgagee Cure Period shall be conditions precedent to any right of the Mortgagor to bring an action against Mortgagee. Mortgagor hereby expressly agrees that its sole remedy against Mortgagee in any such action shall be that of specific performance.

                                    ARTICLE X

                                  MISCELLANEOUS

            10.1 MAXIMUM RATE OF INTEREST. Nothing contained herein, in the Note, or in any other Loan Document, or the Commitment, or in any instrument or transaction related thereto, shall be construed or so operate as to require the Mortgagor or any person liable for the payment of the Loan made pursuant to the Note, or liable for the payment of any Obligations, to pay interest, or any charge in the nature of interest, in an amount or at a rate which exceeds the maximum rate of interest allowed by applicable law, as amended from time to time. Should any interest or other charges in the nature of interest received by Mortgagee or paid by the Mortgagor or any parties liable for the payment of the Loan made pursuant to the Note, or liable for the payment of any Obligations, exceed the maximum rate of interest allowed by applicable law, as amended from time to time, then such excess sum shall be credited against the principal balance of the Note or the balance of the other Obligations, as applicable, unless the Mortgagor or such other parties liable for such payments, as applicable, shall notify the Mortgagee, in writing, that the Mortgagor or such other party elects to have such excess sum returned to it forthwith, it being the intent of the parties hereto that under no circumstances shall the Mortgagor or any parties liable for any of the aforesaid payments be required to pay interest in excess of the maximum rate of interest allowed by applicable law, as amended from time to time. The Mortgagee may, in determining the maximum rate of interest allowed under applicable law, as amended from time to time, take advantage of any state or federal law, rule or regulation in effect from time to time which may govern the maximum rate of interest which may be reserved, charged or taken.

            10.2 CONTINUING AGREEMENT. This Mortgage and all of the Mortgagor's representations, warranties and covenants herein, Mortgagee's security interest in the Mortgaged Property and all of the rights, powers and remedies of Mortgagee hereunder shall continue in full force and effect until all of the Obligations have been paid and performed in full; until Mortgagee has no further obligation to make any advances under the Loan; and until Mortgagee, upon the request of the Mortgagor, has executed a satisfaction of mortgage. Furthermore, if for any reason no Obligations are owing, notwithstanding such occurrence, this Mortgage shall remain valid and in full force and effect as to subsequent Obligations, so long as Mortgagee has not executed a satisfaction of mortgage; provided, however, that the indemnifications set forth in Article V of this Mortgage shall survive the satisfaction of this Mortgage.

            10.3 SURVIVAL OF WARRANTIES AND COVENANTS. The warranties, representations, covenants and agreements set forth in this Mortgage shall survive the making of the Loan and the execution and delivery of the Note, and shall continue in full force and effect until all of the Obligations shall have been paid and performed in full.

            10.4 NO REPRESENTATION BY MORTGAGEE. By accepting or approving anything required to be observed, performed or fulfilled, or to be given to Mortgagee, pursuant to this Mortgage, or the other Loan Documents, or the Commitment, including, but not limited to, any officer's certificate, balance sheet, statement, survey or appraisal, Mortgagee shall not be deemed to have warranted or represented the sufficiency, legality, effectiveness or legal effect of the same, or of any term, provision or condition thereof, and such acceptance or approval thereof shall not be or constitute any warranty or representation with respect thereto by Mortgagee.

            10.5 NOTICE. All notices, demands, requests and other communications required under this Mortgage may be given orally (either in person or by telephone if confirmed in writing within three (3) days thereafter), by telex, telegram, or telecopy, or in writing delivered by hand or mail and shall be conclusively deemed to have been received if delivered or attempted to be delivered by United States first class mail, return receipt requested, postage prepaid, addressed to the party for whom it is intended at its address set forth in the introduction to this Mortgage. Any party may designate a change of address by written notice to the other party, received by such other party at least ten (10) days before such change of address is to become effective.

            10.6 MORTGAGEE'S RIGHT TO PAY AND PERFORM. If Mortgagor shall fail to duly pay or perform any of the Obligations required by this Mortgage, then at any time thereafter without notice to or demand upon Mortgagor, and without waiving or releasing any right, remedy, or power of Mortgagee, and without releasing any of the Obligations or any Event of Default, Mortgagee may pay or perform such Obligation for the account of and at the expense of Mortgagor, and shall have the right to enter and to authorize others to enter upon the Mortgaged Property for such purpose and to take all such action thereon and with respect to the Mortgaged Property as may be necessary or appropriate for such purpose. All payments made and all costs and expenses (including, without limitation, reasonable attorneys' fees and expenses) incurred by Mortgagee, together with interest thereon at the Default Rate from the date incurred by Mortgagee shall be secured by this Mortgage and shall be due and payable by Mortgagor immediately, whether or not there be notice, demand, an attempt to collect same, or suit pending.

            10.7 COVENANTS RUNNING WITH THE LAND. All covenants contained in this Mortgage shall be binding on the Mortgagor and shall run with the Land.

            10.8 SUCCESSORS AND ASSIGNS. All of the terms of this Mortgage shall apply to and be binding upon, and inure to the benefit of, the heirs, devisees, personal representatives, successors and assigns of Mortgagor and Mortgagee, respectively, and all persons claiming under or through them.

            10.9 INVALIDITY.

                (a) If any one or more of the provisions contained in this Mortgage is declared or found by a court of competent jurisdiction to be invalid, illegal, or unenforceable, such provision or portion thereof shall be deemed stricken and severed and the remaining provisions hereof shall continue in full force and effect.

                (b) If any one or more of the Obligations is declared or found by a court of competent jurisdiction to be invalid, illegal, or unenforceable, the validity, legality and enforceability of the remaining Obligations shall continue in full force and effect.

            10.10 MODIFICATION. No agreement unless in writing and signed by an authorized officer of Mortgagee and no course of dealing between the parties hereto shall be effective to change, waive, terminate, modify, discharge, or release in whole or in part any provision of this Mortgage. No waiver of any rights or powers of Mortgagee or consent by it shall be valid unless in writing signed by an authorized officer of Mortgagee and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

            10.11 APPLICABLE LAW. This Mortgage shall be construed, interpreted, enforced and governed by and in accordance with the laws of the State of Florida (excluding the principles thereof governing conflicts of law), and federal law, in the event federal law permits a higher rate of interest than Florida law.

            10.12 REPLACEMENT OF NOTE. Upon receipt of evidence reasonably satisfactory to Mortgagor of the loss, theft, destruction or mutilation of the Note, or any amendment or modification thereto, including without limitation any renewal note or additional note, and in the case of any such loss, theft, or destruction, upon delivery of any indemnity agreement, reasonably satisfactory to Mortgagor or, in the case of any such mutilation, upon surrender of such mutilated note, Mortgagor will execute and deliver, in lieu thereof, a replacement Note, identical in form and substance to the Note and dated as of the date of the Note and upon such execution and delivery all references in any of the Loan Documents to the Note shall be deemed to refer to the replacement Note.

            10.13 STRICT PERFORMANCE. It is specifically agreed that time is of the essence as to all matters provided for in this Mortgage and that no waiver of any Obligation hereunder or secured hereby shall at any time thereafter be held to be a waiver of the Obligations.

            10.14 JOINT AND SEVERAL LIABILITY. If more than one Person executes this Mortgage, each is and shall be jointly and severally liable hereunder; and if Mortgagor is a general partnership, then all partners in Mortgagor (and if Mortgagor is a limited partnership, then all general partners in Mortgagor) shall be jointly and severally liable hereunder, notwithstanding any contrary provision in the partnership laws of the State of Florida.

            10.15 MANDATORY ARBITRATION. ANY CONTROVERSY OR CLAIM BETWEEN OR AMONG THE PARTIES HERETO INCLUDING BUT NOT LIMITED TO THOSE ARISING OUT OF OR RELATING TO THIS MORTGAGE OR ANY RELATED AGREEMENTS OR INSTRUMENTS, INCLUDING ANY CLAIM BASED ON OR ARISING FROM AN ALLEGED TORT, SHALL BE DETERMINED BY BINDING ARBITRATION IN ACCORDANCE WITH THE FEDERAL ARBITRATION ACT (OR IF NOT APPLICABLE, THE APPLICABLE STATE LAW), THE RULES OF PRACTICE AND PROCEDURE FOR THE ARBITRATION OF COMMERCIAL DISPUTES OF JUDICIAL ARBITRATION AND MEDIATION SERVICES, INC. (J.A.M.S.), AND THE "SPECIAL RULES" SET FORTH BELOW. IN THE EVENT OF ANY INCONSISTENCY, THE SPECIAL RULES SHALL CONTROL. JUDGMENT UPON ANY ARBITRATION AWARD MAY BE ENTERED IN ANY COURT HAVING JURISDICTION. ANY PARTY TO THIS MORTGAGE MAY BRING AN ACTION, INCLUDING A SUMMARY OR EXPEDITED PROCEEDING, TO COMPEL ARBITRATION OF ANY CONTROVERSY OR CLAIM TO WHICH THIS MORTGAGE APPLIES IN ANY COURT HAVING JURISDICTION OVER SUCH ACTION.

                (a) SPECIAL RULES. THE ARBITRATION SHALL BE CONDUCTED IN PINELLAS COUNTY, FLORIDA AND ADMINISTERED BY ENDISPUTE, INC., D/B/A J.A.M.S./ENDISPUTE WHO WILL APPOINT AN ARBITRATOR; IF J.A.M.S./ENDISPUTE IS UNABLE OR LEGALLY PRECLUDED FROM ADMINISTERING THE ARBITRATION, THEN THE AMERICAN ARBITRATION ASSOCIATION WILL SERVE. ALL ARBITRATION HEARINGS WILL BE COMMENCED WITHIN 90 DAYS OF THE DEMAND FOR ARBITRATION; FURTHER, THE ARBITRATOR SHALL ONLY, UPON A SHOWING OF CAUSE, BE PERMITTED TO EXTEND THE COMMENCEMENT OF SUCH HEARING FOR UP TO AN ADDITIONAL 60 DAYS.

                (b) RESERVATIONS OF RIGHTS. NOTHING IN THIS MORTGAGE SHALL BE DEEMED TO (I) LIMIT THE APPLICABILITY OF ANY OTHERWISE APPLICABLE STATUTES OF LIMITATION OR REPOSE AND ANY WAIVERS CONTAINED IN THIS MORTGAGE; OR (II) BE A WAIVER BY THE MORTGAGEE OF THE PROTECTION AFFORDED TO IT BY 12 U.S.C. SS. 91 OR ANY SUBSTANTIALLY EQUIVALENT STATE LAW; OR (III) LIMIT THE RIGHT OF THE MORTGAGEE HERETO (A) TO EXERCISE SELF HELP REMEDIES SUCH AS (BUT NOT LIMITED

TO) SETOFF, OR (B) TO FORECLOSE AGAINST ANY REAL OR PERSONAL PROPERTY COLLATERAL, OR (C) TO OBTAIN FROM A COURT PROVISIONAL OR ANCILLARY REMEDIES SUCH AS (BUT NOT LIMITED TO) INJUNCTIVE RELIEF OR THE APPOINTMENT OF A RECEIVER. THE MORTGAGEE MAY EXERCISE SUCH SELF HELP RIGHTS, FORECLOSE UPON SUCH PROPERTY, OR OBTAIN SUCH PROVISIONAL OR ANCILLARY REMEDIES BEFORE, DURING OR AFTER THE PENDENCY OF ANY ARBITRATION PROCEEDING BROUGHT PURSUANT TO THIS MORTGAGE. AT MORTGAGEE'S OPTION, FORECLOSURE UNDER A DEED OF TRUST OR MORTGAGE MAY BE ACCOMPLISHED BY ANY OF THE FOLLOWING: THE EXERCISE OF A POWER OF SALE UNDER THE DEED OF TRUST OR MORTGAGE, OR BY JUDICIAL SALE UNDER THE DEED OF TRUST OR MORTGAGE, OR BY JUDICIAL FORECLOSURE. NEITHER THIS EXERCISE OF SELF HELP REMEDIES NOR THE INSTITUTION OR MAINTENANCE OF AN ACTION FOR FORECLOSURE OR PROVISIONAL OR ANCILLARY REMEDIES SHALL CONSTITUTE A WAIVER OF THE RIGHT OF ANY PARTY, INCLUDING THE CLAIMANT IN ANY SUCH ACTION, TO ARBITRATE THE MERITS OF THE CONTROVERSY OR CLAIM OCCASIONING RESORT TO SUCH REMEDIES.

            10.16 NO CROSS-COLLATERALIZATION. Notwithstanding anything contained in this Mortgage or the Loan Documents to the contrary, Mortgagor and Mortgagee do not intend for the Loan to be cross-collateralized with that certain line of credit loan from Mortgagee to Mortgagor as evidenced by that certain Line of Credit Consolidation Promissory Note in the amount of $10,000,000.00 dated March 25, 1998; provided, however, that said loans are intended to be cross-defaulted.

            IN WITNESS WHEREOF, Mortgagor has executed this instrument as of the day and year first above written.

Mortgage, Assignment of Rents and Security Agreement Signed, sealed and delivered in the presence of:

                                      PLASMA-THERM, INC., a Florida corporation

/s/ KATHERINE BARTZOFF
    ------------------------------    By: /s/ STACY L. WAGNER
    Katherine Bartzoff                    -------------------------------------
    Signature of Witness                      Stacy L. Wagner
                                              Vice President and Chief
/s/ KATHERINE BARTZOFF                        Financial Officer
    ------------------------------
    Katherine Bartzoff                           (CORPORATE SEAL)
    Legibly Print Name of Witness

/s/ MARY JO CARNEY
    ------------------------------
    Mary Jo Carney
    Signature of Witness

/s/ MARY JO CARNEY
    ------------------------------
    Mary Jo Carney
    Legibly Print Name of Witness

STATE OF FLORIDA        )
COUNTY OF PINELLAS      )

            The foregoing instrument was acknowledged before me this 18th day of February, 1999, by STACY L. WAGNER, as the Vice President and Chief Financial Officer of PLASMA-THERM, INC., a Florida corporation, on behalf of the corporation. She [x] is personally known to me or [ ] has produced _____________ _____________ as identification.

                                         /s/ MARY JO CARNEY
                                             ----------------------------------

                                         /s/ MARY JO CARNEY
                                             ----------------------------------
          (SEAL)                             Legibly Print Name of Notary Public
                                             Notary Public

My Commission Expires:

                MARY JO CARNEY                               MARY JO CARNEY
(SEAL)     MY COMMISSION CC691150              (SEAL)    MY COMMISSION CC691150
         EXPIRES NOVEMBER 11, 2001                     EXPIRES NOVEMBER 11, 2001

                                   EXHIBIT "A"

                                LEGAL DESCRIPTION

PARCEL I

      Lot 27, Block C of METROPOINTE COMMERCE PARK PHASE II, according to the plat thereof recorded in Plat Book 103, Pages 25 and 26 of the Public Records of Pinellas County, Florida, less the North 130.00 feet thereof, together with Lot 26, Block C of Metropointe Commerce Park, Phase II, according to a plat thereof as recorded in the Public Records of Pinellas County, Florida recorded in Plat Book 103, Pages 25 and 26.

PARCEL II

      Lots 28, 29, 30, 31 and the Northerly 130 feet of Lot 27, all in Block C of METROPOINTE COMMERCE PARK PHASE II, according to the map or plat thereof recorded in Plat Book 103, pages 25 and 26, Public Records of Pinellas County, Florida.